                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08370

                                 MCMORGAN FUNDS
               (Exact name of Registrant as specified in charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
               (Address of principal executive offices) (Zip code)

                                 Teresa Matzelle
                          Vice President and Secretary
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                     (Name and address of agent for service)

Copies to:
Bibb L. Strench, Esq.             Jeffrey A. Engelsman, Esq.
Sutherland Asbill & Brennan LLP   New York Life Investment
1275 Pennsylvania Avenue, N.W.    Management LLC
Washington, DC 20004-2415         169 Lackawanna Avenue
                                  Parsippany, NJ 07054

Registrant's telephone number, including area code: (800) 831-1994

Date of fiscal year end: October 31

Date of reporting period: June 30, 2007

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

                             (MCMORGAN FUNDS LOGO)

                               ANNUAL REPORT 2007

                                   (GRAPHIC)

June 30, 2007
Principal Preservation Fund
Intermediate Fixed Income Fund
Fixed Income Fund
High Yield Fund
Balanced Fund
Equity Investment Fund

The McMorgan Funds are distributed by NYLIFE Distributors LLC
169 Lackawanna Avenue, Parsippany, NJ 07054.

                            Experience Is Essential

                                   (GRAPHIC)

                           LETTER FROM THE PRESIDENT

Dear Shareholder,

The U.S. economy experienced a rather uneven and halting pattern of growth in the first half of 2007, mostly due to factors surrounding the weakening housing market and some harsh unseasonable weather. Real Gross Domestic Product (GDP) in the first quarter grew at a weak 0.7%, well below the 2.5% rate experienced in the final quarter of 2006. The economy rebounded, though, in the second quarter with preliminary measures showing that growth will be in the 3.25% range. The employment picture has remained reasonably healthy throughout the first half, and inflation at the core level continued to move towards the upper end of the Federal Reserve's comfort range of 2%.

The second quarter of 2007 was exemplified by peaks and subsequent declines in many markets. As examples, the stock market, interest rates and gasoline prices all reached highs for the year, only to close the quarter lower. Supported by meaningfully positive first quarter earnings surprises, the stock market rose much of the period and reached record highs.

After a rather subdued first quarter, the bond markets saw yields move considerably higher throughout most of the second quarter. From their year-ending level of 4.70%, 10 year U.S. Treasury note yields climbed as high as 5.30%, before settling in at 5.01% at mid-year. Much of the rise in yields came as result of stronger economic conditions and an indication that the Federal Reserve would continue to hold steady on its 5.25% Federal Funds level. In addition, higher global bond rates pressured U.S. yields higher. Finally, rates were forced higher as a result of mortgage investors and issuers being forced to sell rate exposure as rates backed up.

Our annual report for the twelve months ending June 30, 2007 that follows, provides additional information about the market forces, investment decisions, and securities that affected the McMorgan Funds. We hope you find this information helpful in monitoring your investment.

Beyond reporting to you on market developments, and their impact on the performance of the McMorgan Funds over the reporting period, we would like to remind you about some important changes that lie ahead. These changes were originally communicated in writing to all shareholders in June, 2007.

As part of our ongoing analysis of how to provide the best investment management services to McMorgan Funds shareholders, we have developed a proposal that would reorganize the Equity Investment Fund, the Fixed Income Fund, the Intermediate Fixed Income Fund, and the Principal Preservation Fund into series of the larger MainStay Fund family.

On June 6, 2007, the Board of Trustees of the McMorgan Funds approved the proposed reorganizations for submission to the shareholders of the respective Funds for their consideration and approval. The Board of Trustees at that meeting also approved proposals to liquidate the Balanced Fund and the High Yield Fund.

Since their inception in 1994, the McMorgan Funds have sought to achieve superior performance through a consistent application of a disciplined investment approach. The proposed changes to the structure of the McMorgan Funds will not change this central goal. Thank you for placing your trust and confidence in the McMorgan Funds.

Sincerely,


/s/ Mark R. Taylor
------------------
Mark R. Taylor
President

                        MCMORGAN FUNDS ANNUAL REPORT 2007

PRINCIPAL PRESERVATION FUND

NASDAQ SYMBOL: MCPXX | JUNE 30, 2007

The Principal Preservation Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital. The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.

Q: What factors affected the short-term bond market during the six months ended June 30, 2007?

A: Federal Reserve Board policy continued to dominate the short-term bond markets in the first half of 2007, as the Fed strived to balance slowing economic growth and heightened concern over inflation. Firmer economic growth in the second quarter as well as stubborn core inflation data resulted in diminished expectations for the Federal Reserve to ease monetary policy in 2007. Lower residential real estate investment continued to weigh on overall growth despite ongoing strength in consumer spending, exports, and non-residential business investment. The risk of rising inflation is still the "predominant policy concern" of the Federal Open Market Committee, with several inflation metrics at the upper range of the Fed's comfort level. The Federal Reserve has held its target Fed Funds rate at 5.25% since June 2006, as the Fed viewed decelerating economic growth as a natural means to keep inflation in check.

Q:   How did the economic environment affect the results of the portfolio?

A: Short term rates remained steady with the Federal Reserve on hold, and market expectations for continued modest economic expansion and core inflation. This has led to a relatively flat term structure for money market instruments with current yields in excess of 5% for the past year. The 7-day current yield as of June 30, 2007 was 5.10%.

Q:   How did the Principal Preservation Fund invest during the reporting period?

A: The Fund continued to avoid any significant skew in average maturity, as the flat term structure of money market rates reflected the more subdued outlook for economic growth and the Fed's cautious stance on inflation.

Q:   Did the Fund change its asset class weightings?

A: The Fund generally invests in government securities, high quality short-dated commercial paper, and second tier commercial paper. Portfolio allocation remains weighted towards high quality commercial paper, given the relative yield advantage to government securities, while maintaining a relatively short maturity profile.

Q:   What do you anticipate going forward?

A: We expect Federal Reserve policy makers to remain vigilant for signs of inflationary pressure, but ultimately rates are likely to remain on hold through the end of the year. The economy should expand at a moderate pace over the next six months, despite the continued drag from housing. Tight labor markets and high resource utilization, along with renewed commodity and energy price pressures, have kept core inflation near the upper end of the Fed's comfort zone. However, inflation expectations are well-contained and the ongoing adjustment in the housing sector is likely to offset other upward pressures on prices.

            MCMORGAN PRINCIPAL PRESERVATION FUND AS OF JUNE 30, 2007

                                 Diversification

                                   (PIE CHART)

Certificates of Deposit    4%
Cash                       0%(a)
Gov't                     11%
Corporate                 28%
Commercial Paper          57%

(a)  Less than one percent

                                Credit Quality++

                                   (PIE CHART)

Tier 2    2%
Aaa       6%
Aa       18%
A        11%
Baa       1%
Tier 1   62%

                                    Maturity

                                   (PIE CHART)

90+ days     30%
1-15 days    31%
16-30 days   28%
31-90 days   11%

Average Annual Total Returns For Period Ended June 30, 2007 (%)

                                       Inception    One   Three    Five    Ten
                                          Date     Year   Years   Years   Years
                                       ---------   ----   -----   -----   -----
McMorgan Principal Preservation Fund    7/13/94    5.20    3.70    2.65    3.73

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Principal Preservation Fund--Seven-Day Current Yield (%)

                               (PERFORMANCE GRAPH)

THE CURRENT YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

                        MCMORGAN FUNDS ANNUAL REPORT 2007

INTERMEDIATE FIXED INCOME FUND

NASDAQ SYMBOL: MCMNX | JUNE 30, 2007

The Intermediate Fixed Income Fund's investment objective is above average total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.

Q: What factors affected the bond market during the reporting period ended June 30, 2007?

A: In the first half of 2007, the bond market was witness to two distinctly different quarters. In the first quarter, rates remained somewhat low and range-bound as economic growth was below trend and core inflation readings moved to more favorable levels from their 2006 highs. The 10 year Treasury note averaged 4.68% and closed the quarter at around 4.62%. Spreads of non-Treasury fixed income product were also well-behaved as volatility was low. That rather tame environment changed in the second quarter, as rates rose dramatically, with 10 year yields reaching a high of 5.30%, before settling in at 5.01% at quarter end. Market volatility rose and spreads widened throughout the quarter as well. The main drivers of the rate rise were improved economic conditions, higher global bond rates and the need for mortgage holders/issuers to lessen their duration exposure. The widening of spreads occurred as a result of continued concern about the sub-prime mortgage markets and its spillover into the credit sector. The bond market ended the first half with a focus on what the second half would hold in terms of ongoing housing softness, firm energy prices and the fallout the sub-prime mortgage situation might bring to the financial markets.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: The Fund underperformed its benchmark during the six months ending June 30, 2007. The Fund's net return was 1.13% versus the Lehman Brothers Intermediate U.S. Government/Credit Index return of 1.44%. Overall interest rate exposure, or duration, had no impact on performance.

Q: Were there any particular holdings or sectors that enhanced or detracted from performance?

A: The Fund's overweight allocation to spread sectors, particularly federal agency bonds and residential and commercial mortgage-backed securities, detracted from performance in the first half of the year. This effect was most notable during the second quarter, as increased volatility of interest rates and spill-over effects from sub-prime credit weakness led to a broad increase in the risk premium required by investors. A position in Treasury Inflation Protected Securities (TIPS) moderately enhanced performance during the period.

Q:   How is the Fund positioned going forward?

A: The Fund's interest rate strategy remains neutral to the benchmark, with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. Overall portfolio exposure to AAA-rated prime residential mortgages remains above benchmark levels. The Fund has a substantial commitment to high-grade commercial mortgage-backed and U.S. agency single family mortgage-backed securities. Currently, the Fund has no position in U.S. Treasury Inflation Protected Securities and is modestly underweighted in other Treasury securities versus the benchmark.

Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

           MCMORGAN INTERMEDIATE FIXED INCOME FUND AS OF JUNE 30, 2007

                                Diversification

                                   (PIE CHART)

Cash         (13%)++++
Short-Term    14%
Mortgage      17%
Corporate     28%
Gov't         54%

                                Bond Quality ++

                                   (PIE CHART)

Not Rated     3%
Baa          16%
A             5%
Aa            7%
Aaa          14%
Gov't        55%

                                    Maturity

                                   (PIE CHART)

10+ years     1%
5-10 years   49%
1-5 years    36%
Short Term   14%

Average Annual Total Returns* For Period Ended June 30, 2007 (%)

                                            Inception    One    Three    Five        Ten Years or
                                               Date     Year    Years   Years   Life of Class Section
                                            ---------   ----    -----   -----   ---------------------
McMorgan Int. Fixed Income Fund              7/14/94    6.11     3.50    3.87        5.19
McMorgan Int. Fixed Income Fund(Class Z)      9/4/01    6.23**   3.33    3.67        3.71 Section
Lehman Bros Int. US Gov't/Credit Index***      N/A      5.76     3.43    4.15        5.66

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Intermediate Fixed Income Fund--Growth Of $10,000

                               (PERFORMANCE GRAPH)

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** Total return is not annualized. Class Z shares were fully redeemed on June 1, 2007.

*** The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, with less than 10 years of maturity, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                        MCMORGAN FUNDS ANNUAL REPORT 2007

FIXED INCOME FUND

NASDAQ SYMBOL: MCMFX | JUNE 30, 2007

The Fixed Income Fund's investment objective is to seek above average total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

Q: What factors affected the bond market during the reporting period ended June 30, 2007?

A: In the first half of 2007, the bond market was witness to two distinctly different quarters. In the first quarter, rates remained somewhat low and range-bound as economic growth was below trend and core inflation readings moved to more favorable levels from their 2006 highs. The 10 year Treasury note averaged 4.68% and closed the quarter at around 4.62%. Spreads of non-Treasury fixed income product were also well-behaved as volatility was low. That rather tame environment changed in the second quarter, as rates rose dramatically, with 10 year yields reaching a high of 5.30%, before settling in at 5.01% at quarter end. Market volatility rose and spreads widened throughout the quarter as well. The main drivers of the rate rise were improved economic conditions, higher global bond rates and the need for mortgage holders/issuers to lessen their duration exposure. The widening of spreads occurred as a result of continued concern about the sub-prime mortgage markets and its spillover into the credit sector. The bond market ended the first half with a focus on what the second half would hold in terms of ongoing housing softness, firm energy prices and the fallout the sub-prime mortgage situation might bring to the financial markets.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: The Fund underperformed its benchmark during the six months ending June 30, 2007. The Fund's net return was 0.75% versus the Lehman Brothers U.S. Government/Credit Index return of 0.97%. Overall interest rate exposure, or duration, had no impact on performance.

Q: Were there any particular holdings or sectors that enhanced or detracted from performance?

A: The Fund's overweight allocation to spread sectors, particularly federal agency bonds and residential and commercial mortgage-backed securities, detracted from performance in the first half of the year. This effect was most notable during the second quarter, as increased volatility of interest rates and spill-over effects from sub-prime credit weakness led to a broad increase in the risk premium required by investors. A position in Treasury Inflation Protected Securities (TIPS) moderately enhanced performance during the period.

Q:   How is the Fund positioned going forward?

A: The Fund's interest rate strategy remains neutral to the benchmark, with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. Overall portfolio exposure to AAA-rated prime residential mortgages remains above benchmark levels. The Fund has a substantial commitment to high-grade commercial mortgage-backed and U.S. agency single family mortgage-backed securities. Currently, the Fund has no position in U.S. Treasury Inflation Protected Securities and is modestly underweighted in other Treasury securities versus the benchmark.

Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

                 MCMORGAN FIXED INCOME FUND AS OF JUNE 30, 2007

                                Diversification

                                   (PIE CHART)

Cash         (18%)++++
Mortgage      12%
Short-Term    21%
Corporate     38%
Gov't         47%

                                Bond Quality ++

                                   (PIE CHART)

Not Rated     4%
Baa          20%
A            11%
Aa            9%
Aaa           8%
Gov't        48%

                                    Maturity

                                   (PIE CHART)

10+ years    13%
5-10 years   49%
1-5 years    27%
Short Term   11%

Average Annual Total Returns* For Period Ended June 30, 2007 (%)

                                            Inception    One   Three    Five       Ten Years or
                                               Date     Year   Years   Years   Life of Class Section
                                            ---------   ----   -----   -----   ---------------------
McMorgan Fixed Income Fund                   7/14/94    6.12    3.80    4.53        5.70
McMorgan Fixed  Income  Fund  (Class Z)      2/1/01     5.86    3.54    4.28        4.52 Section
McMorgan Fixed  Income Fund (Class R1)       1/2/04     6.02    3.70     N/A        3.04 Section
McMorgan Fixed Income Fund (Class R2)        1/2/04     5.66    3.38     N/A        2.72 Section
Lehman Brothers U.S. Gov't/Credit Index**      N/A      6.00    3.84    4.70        6.08

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Fixed Income Fund--Growth Of $10,000

                               (PERFORMANCE GRAPH)

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. Government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                        MCMORGAN FUNDS ANNUAL REPORT 2007

HIGH YIELD FUND

NASDAQ SYMBOL: MCMHX | JUNE 30, 2007

The High Yield Fund's investment objective is to maximize income in a manner consistent with above average total return. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody's and/or S&P, or are unrated but are considered to be of comparable quality by the Fund's sub-adviser. The Fund will invest in securities with no limit on the average remaining maturities. The average weighted portfolio maturity will generally be between four and ten years.

Q: How did the high yield bond market perform in the reporting period ending June 30, 2007?

A: The high yield market gained 2.79%, as measured by the Fund's benchmark index in the first half of 2007, the highest return among the fixed income asset classes. The market's mostly upward trend through May was abruptly interrupted by a severe glut in new issuances that resulted in a -1.92% return in June, the lowest monthly return since March 2005.

Q:   What factors affected the market during the reporting period?

A: The high yield market's performance through the first half of 2007 was supported by solid fundamental factors. Corporate profit growth, though decelerating, remains solidly positive while default rates, near all-time lows, are expected to remain modest. In addition, easy access to capital, low nominal interest rates, and stable equity markets further fueled the rally in high yield.

     As the second quarter wound down, the market's positive underpinnings were overwhelmed by the uncertainty in the sub-prime mortgage market and a rash of overly aggressive transactions that left investor sentiment shaken by quarter-end. Numerous new issue deals failed to clear the market and many others were delayed. These failed transactions remain unsold by the underwriters, utilizing capital that would otherwise be used to support trading activity. With diminished liquidity, the market has experienced significantly increased price volatility in the early part of the second half.

     We expect these market conditions to persist until the underwriting community regains access to the credit markets. Sector performance by industry was generally positive, reflecting strong market conditions through May. Homebuilders and Finance were the notable underperformers.

Q:   How has the fund performed during these market conditions?

A: In the first half of 2007, the Fund generated a net return of 2.97%, outperforming the Citigroup High Yield Market Capped index return of 2.79%.

Q:   What sectors helped or hurt the fund's performance?

A: Our underweight position, combined with weak credit selection, in the Telecom and Healthcare sectors were the biggest detractors of Fund performance. This was offset by the benefit from strong credit performance in the Metals/Mining and Technology industries. Also, our overweight in Building Products, combined with good security selection, contributed to first half performance.

Q:   How is the High Yield Fund positioned going forward?

A: Entering the third quarter, the Fund maintains its overweight position in single-B rated securities and an underweight position in double-B rated securities, reflecting our view that relatively stable economic conditions and underlying sound credit fundamentals will persist.

High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

                  MCMORGAN HIGH YIELD FUND AS OF JUNE 30, 2007

                                Diversification

                                   (PIE CHART)

Preferred Stocks    1%
Common Stock        1%
Short-Term         10%
Cash               (7%)++++
Warrants            0%(a)
Corporate          95%

(a)  Less than one percent

                                Bond Quality ++

                                   (PIE CHART)

Investment Grade    1%
Not Rated           1%
Caa                17%
Ba                 19%
B                  62%

                                    Maturity

                                   (PIE CHART)

3-5 years          16%
0-3 years           3%
10+ years          10%
5-10 years         71%

Average Annual Total Returns* For Period Ended June 30, 2007 (%)

                                        Inception    One    Three    Five     Since
                                           Date      Year   Years   Years   Inception
                                        ---------   -----   -----   -----   ---------
McMorgan High Yield Fund                 11/3/03     9.78    8.03    N/A       7.75
Citigroup High Yield Market Capped **      N/A      10.90    8.24    N/A       8.18

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

High Yield Fund--Growth Of $10,000

                               (PERFORMANCE GRAPH)

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "B" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Citigroup High Yield Market Capped Index covers the universe of fixed rate, non-investment grade debt, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                        MCMORGAN FUNDS ANNUAL REPORT 2007

BALANCED FUND

NASDAQ SYMBOL: MCMBX | JUNE 30, 2007

The Balanced Fund's investment objective is to seek a balance of capital appreciation, income and preservation of capital. The Fund invests in a diversified portfolio of equity and debt securities. The Fund's target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund's asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Q:   Were there any significant changes in asset allocation?

A: Asset allocation targets between stocks and bonds remain unchanged, with a slightly higher than average weighting toward equities due to their continued favorable valuation when compared to fixed income assets.

Q: What were the most significant factors affecting the Balanced Fund's performance during the reporting period?

A: Over the six months period from December 31, 2006 to June 30, 2007, the Federal Reserve left interest rates unchanged but did acknowledge that inflation had begun to moderate. Equities generated mid-single digit returns.

Q: What were the most significant factors affecting the Balanced Fund's performance during the reporting period?

A: Both equity and fixed income markets were witness to two rather distinct quarters during the first half of 2007. The first three months saw economic growth below-trend with GDP registering only a 0.7% gain. As a result, interest rates remained low and equities struggled. The 10 year note remained range-bound and ended the quarter near its 3 month average of 4.62%, and spreads on both mortgage and credit product remained at historically tight levels. Fixed income returns were positive in the first quarter, with the various core indices registering returns in the 1.50% range. Equities struggled throughout the first three months as economic growth indicators were weak, energy prices remained elevated, and the headwinds of the slumping housing market were evident. The second quarter of 2007 saw increased economic activity, higher rates, increased volatility, wider credit spreads and improved equity markets. The bigger story for fixed income markets during the second three months of the year was the spread widening of mortgage and credit, particularly in the month of June. As problems related to the sub-prime mortgage markets began to appear, an unwinding of leverage in both the mortgage and credit markets took place. Higher rates and wider spreads generated negative returns for fixed income during the second quarter. Supported by improving economic activity and positive earnings reports, the equity markets rose for much of the second quarter and reached record highs.

Q:   How is the Balanced Fund positioned going forward?

A: The Fund's exposure to equities has been reduced and exposure to fixed income increased. The Fund's interest rate strategy remains neutral to the benchmark with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. Overall portfolio exposure to AAA-rated prime residential mortgages remains above benchmark levels. The Fund has a substantial commitment to high-grade commercial mortgage-backed and U.S. agency single family mortgage-backed securities. Currently, the Fund has no position in U.S. Treasury Inflation Protected Securities and is modestly underweighted in other Treasury securities versus the benchmark.

Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

                   MCMORGAN BALANCED FUND AS OF JUNE 30, 2007

                                Asset Allocation

                                   (PIE CHART)

Cash                                (5%)++++
Stocks                              65%
Investment Company                   0%(a)
Bonds                               32%
Short-Term                           8%

(a)  Less than one percent

                                 Bond Quality++

                                   (PIE CHART)

Not Rated                            6%
Gov't                               45%
Aaa                                  7%
Aa                                   9%
A                                   12%
Baa                                 21%

                        Ten Largest Equity Holdings (%)

                                   (PIE CHART)

ExxonMobil Corp.                   4.3
Citigroup, Inc.                    2.5
General Electric Co.               2.3
Chevron Corp.                      2.0
Pfizer, Inc.                       2.0
Microsoft Corp.                    1.9
JPMorgan Chase & Co.               1.9
IBM Corp.                          1.9
Altria Group, Inc.                 1.7
Verizon Comm. Inc.                 1.6
Total                             22.1

(data subject to change)

Average Annual Total Returns* For Period Ended June 30, 2007 (%)

                                           Inception    One    Three    Five        Ten Years or
                                              Date      Year   Years   Years   Life of Class Section
                                           ---------   -----   -----   -----   ---------------------
McMorgan Balanced Fund                      7/14/94    16.26    9.41    8.14        6.46
McMorgan Balanced Fund (Class Z)            1/25/01    15.98    9.14    7.87        3.60 Section
Lehman Brothers U.S. Gov't/Credit Index**       N/A     6.00    3.84    4.70        6.08
S&P 500 Index***                                N/A    20.59   11.68   10.71        7.13

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Balanced Fund--Growth Of $10,000

                               (PERFORMANCE GRAPH)

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

*** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                       MCMORGAN FUNDS ANNUAL REPORT 2007

EQUITY INVESTMENT FUND

NASDAQ SYMBOL: MCMEX | JUNE 30, 2007

The Equity Investment Fund's investment objective is to seek above-average total return consistent with reasonable risk. The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The Fund invests at least 80% of its net assets in equity securities. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors.

Q: What major factors affected the stock market during the reporting period ending June 30, 2007?

A: First quarter GDP rose a weak 0.7%, much slower than the 4th quarter 2006 growth rate of 2.5%. Housing continued to be a drag, as did surprising weakness in inventories and trade; each lowered GDP by about 1%. The consumer continued to provide spending power, increasing purchases by over 4% and keeping overall growth in the black. Expectations are that the 3rd quarter will be much stronger, around 3%, with better trade and inventory numbers. Anecdotal evidence from retailers indicates the housing woes and summer peak gas prices may be weighing on consumer discretionary spending.

Q:   How did the Fund perform during the reporting period ended June 30, 2007?

A: The Fund outperformed the index for the six and twelve month time horizons. The Fund's net returns were 21.28% for the past twelve months (versus 20.59% for the S&P 500) and 7.39% for the past six months (versus 6.96% for the index).

Q: How did market conditions and investment strategies affect the Fund's performance?

A: The second quarter was exemplified by peaks and subsequent declines in many markets. We continue to feel for 2007 the S&P 500 should see positive performance in line with long term average returns, although volatility levels are likely to be higher than in recent years. The market continues to reward companies exhibiting positive stock price momentum; overweighting momentum has been a significant contributor to the Fund's strong relative performance. The slight emphasis on value stocks also helped returns; the lower size bias had little impact. Mid-capitalization stocks outperformed in the last six months and one-year time horizon.

Q: Were there any significant shifts in sector allocation during the reporting period?

A: There were a few significant changes to sector allocation since the end of 2006. Information Technology, which had been emphasized last year and was a positive contributor to performance, is now underweight relative to the S&P 500 Index. The weighting in Financials helped the Fund's overall return relative to the index. The poor valuations in Health Care and Consumer Staples reflected in their underweight relative to the index.

Q: How is the Equity Investment Fund positioned at the end of the reporting period?

A: The overall characteristics and risk level of the Fund remain relatively constant. The Fund maintained a tilt toward value and positive price momentum. The average capitalization remains slightly lower than the S&P 500 Index. Financial, Consumer Discretionary, Telecommunication Services are the most overweight sectors compared to the benchmark. Consumer Staples, Health Care, Industrials, Utilities, and Materials were all underweight on a relative basis.

              MCMORGAN EQUITY INVESTMENT FUND AS OF JUNE 30, 2007

Ten Largest Holdings (%)

ExxonMobil Corp.              4.3
Citigroup, Inc.               2.5
General Electric Co.          2.3
Chevron Corp.                 2.0
Pfizer, Inc.                  2.0
Microsoft Corp.               1.9
IBM Corp.                     1.9
Altria Group, Inc.            1.7
JPMorgan Chase & Co.          1.6
Verizon Comm., Inc.           1.6
Total                        21.8

(data subject to change)

Sector Weightings (%)

Financials                    23.3
Information Technology        15.3
Energy                        12.6
Consumer Discretionary        11.8
Industrials                   11.1
Health Care                    9.9
Consumer Staples               6.1
Telecommunication Services     4.3
Materials                      3.4
Utilities                      2.2
Total                        100.0

(data subject to change)

Portfolio Characteristics

P/E Ratio (Trailing)              14.66
Historical Beta                    0.98
Market Weighted Capitalization   $99.17bil
Number of Issues                    416

Average Annual Total Returns* For Period Ended June 30, 2007 (%)

                                              Inception    One    Three    Five        Ten Years or
                                                 Date      Year   Years   Years   Life of Class Section
                                              ---------   -----   -----   -----   ---------------------
McMorgan Equity Investment                     7/14/94    21.28   12.23    9.33        5.78
Fund McMorgan Equity Invest. Fund (Class Z)     2/1/01    20.96   11.94    9.05        1.37 Section
S&P 500 Index**                                    N/A    20.59   11.68   10.71        7.13

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Equity Investment Fund--Growth Of $10,000


                              (PERFORMANCE GRAPH)

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

*    Before taxes on distributions or redemption of Fund shares.

** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                       MCMORGAN FUNDS ANNUAL REPORT 2007

COST IN DOLLARS OF A $1,000 INVESTMENT IN MCMORGAN FUNDS (UNAUDITED)

The example to the right is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire six month period from January 1, 2007, to June 30, 2007.

The example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES

The third and fourth data columns in the table to the right provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number located in the fifth column (under the heading entitled "Expenses Paid During Period") to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth data columns in the table to the right provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transactional costs, such as redemption fees, exchange fees, or sales charges (loads). Therefore, the fifth and sixth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                                                       BASED ON
                                                             BASED ON ACTUAL        HYPOTHETICAL 5%
                                                          RETURNS AND EXPENSES    RETURN AND EXPENSES
                                                          --------------------   --------------------
                                              BEGINNING    ENDING     EXPENSES     ENDING    EXPENSES
                                 ANNUALIZED    ACCOUNT     ACCOUNT      PAID      ACCOUNT      PAID
                                 ++ EXPENSE     VALUE       VALUE      DURING      VALUE      DURING
SHARE CLASS +                       RATIO       1/1/07     6/30/07     PERIOD     6/30/07     PERIOD
-------------                    ----------   ---------   ---------   --------   ---------   --------
PRINCIPAL PRESERVATION FUND
McMorgan Class Shares               0.30%       $1,000    $1,025.50     $1.51    $1,023.31     $1.51

INTERMEDIATE FIXED INCOME FUND
McMorgan Class Shares               0.50%       $1,000    $1,011.30     $2.50    $1,022.32     $2.51

FIXED INCOME FUND
McMorgan Class Shares               0.50%       $1,000    $1,007.50     $2.49    $1,022.32     $2.51
Z Class Shares                      0.75%       $1,000    $1,005.30     $3.73    $1,021.08     $3.76
R1 Class Shares                     0.60%       $1,000    $1,006.60     $2.98    $1,021.82     $3.01
R2 Class Shares                     0.85%       $1,000    $1,003.90     $4.22    $1,020.58     $4.26

HIGH YIELD FUND
McMorgan Class Shares               0.75%       $1,000    $1,029.78     $3.77    $1,021.08     $3.76

BALANCED FUND
McMorgan Class Shares               0.60%       $1,000    $1,050.20     $3.05    $1,021.82     $3.01
Z Class Shares                      0.85%       $1,000    $1,048.50     $4.32    $1,020.58     $4.26

EQUITY INVESTMENT FUND
McMorgan Class Shares               0.75%       $1,000    $1,073.90     $3.86    $1,021.08     $3.76
Z Class Shares                      1.00%       $1,000    $1,072.30     $5.14    $1,019.84     $5.01

+ Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

++ Ratio of expenses to average net assets after reimbursement of expenses by McMorgan & Company LLC, the adviser to the Funds.

PRINCIPAL PRESERVATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007

FIXED INCOME SECURITIES 99.3%
U.S. GOVERNMENT AGENCY NOTES 10.6%

                                                       PRINCIPAL      AMORTIZED
                                                        AMOUNT          COST
                                                     ------------   ------------
Federal Home Loan Bank - 2.8%
   5.375%, due 2/28/08                               $  5,000,000   $  5,000,000
                                                                    ------------
Federal Home Loan Bank
   (Discount Notes) - 4.6%
   5.14%, due 7/18/07                                   5,000,000      4,987,864
   5.16%, due 7/11/07                                   3,375,000      3,370,162
                                                                    ------------
                                                                       8,358,026
                                                                    ------------
Federal National Mortgage Association
   (Discount Note) - 3.2%
   5.094%, due 9/12/07                                  5,947,000      5,885,571
                                                                    ------------
Total U.S. Government Agency Notes
   (Cost $19,243,597)                                                 19,243,597
                                                                    ------------
CERTIFICATE OF DEPOSIT 4.4%
Royal Bank of Scotland NY
   5.265%, due 3/26/08 (a)                              8,000,000      7,998,390
                                                                    ------------
Total Certificate of Deposit
   (Cost $7,998,390)                                                   7,998,390
                                                                    ------------
COMMERCIAL PAPER 56.7%
Aluminum Co. of America
   5.26%, due 7/25/07                                   2,000,000      1,992,986
Apache Corp.
   5.34%, due 7/16/07 (b)                               5,000,000      4,988,875
Cargill Global Fund PLC
   5.28%, due 7/10/07 (b)                               2,265,000      2,262,010
CIT Group, Inc.
   5.27%, due 7/13/07 (b)                               4,010,000      4,002,956
Cooperative Association
   Tractor Dealers
   5.30%, due 7/10/07                                   2,000,000      1,997,350
   5.32%, due 7/2/07                                    3,000,000      2,999,557
   5.37%, due 7/5/07                                    2,000,000      1,998,807
Countrywide Financial Corp.
   5.34%, due 7/5/07                                    4,000,000      3,997,627
DaimlerChrysler Revolving Auto
   Conduit LLC
   5.27%, due 7/18/07                                   5,000,000      4,987,557
Danske Corp.
   5.24%, due 7/6/07                                    8,000,000      7,994,177
Dealers Capital Access
   5.24%, due 9/7/07                                    1,977,000      1,957,432
Deer Valley Funding LLC
   5.32%, due 7/16/07 (b)                               2,149,000      2,144,236
   5.32%, due 7/25/07 (b)                               5,000,000      4,982,267
Duke Energy Corp.
   5.34%, due 8/20/07                                   2,726,000      2,705,782
Macquire Bank, Ltd.
   5.28%, due 7/19/07(b)                                6,500,000      6,482,840
National Cooperative Services Corp.
   5.30%, due 7/2/07(b)                                 8,070,000      8,068,812
New Center Asset Trust
   5.28%, due 7/26/07                                   2,000,000      1,992,666
PB Finance, Inc. (Delaware)
   5.305%, due 9/6/07 (b)                               5,000,000      4,950,634
PepsiAmericas, Inc.
   5.31%, due 7/26/07                                   8,000,000      7,970,500
Polonius, Inc.
   5.29%, due 7/20/07 (b)                               2,200,000      2,193,858
   5.33%, due 7/5/07 (b)                                5,000,000      4,997,039

                                                       PRINCIPAL      AMORTIZED
                                                        AMOUNT          COST
                                                     ------------   ------------
COMMERCIAL PAPER (CONTINUED)
Rio Tinto, Ltd.
   5.30%, due 7/6/07 (b)                             $  4,000,000   $  3,997,056
Southern Co. Funding Corp.
   5.33%, due 7/17/07 (b)                               8,000,000      7,981,049
Time Warner, Inc.
   5.35%, due 7/12/07                                   1,500,000      1,497,548
UBS Finance Delaware LLC
   5.25%, due 7/6/07                                    4,100,000      4,097,011
                                                                    ------------
Total Commercial Paper
   (Cost $  103,240,632)                                             103,240,632
                                                                    ------------
CORPORATE BONDS 27.6%
American Express Bank
   5.40%, due 11/21/07 (a)                              9,000,000      9,003,524
American General Finance Corp.
   5.479%, due 1/18/08 (a)                              3,150,000      3,152,198
Bank One N.A.
   3.70%, due 1/15/08                                     500,000        495,771
BellSouth Corp.
   5.485%, due 11/15/07 (a)                             6,000,000      6,001,801
CIT Group, Inc.
   5.59%, due 9/20/07                                   1,050,000      1,050,353
   5.60%, due 11/23/07 (a)                              1,000,000      1,000,658
Citigroup, Inc.
   5.416%, due 11/1/07 (a)                              2,000,000      2,000,577
Countrywide Financial Corp.
   4.25%, due 12/19/07                                  3,000,000      2,983,087
Dominion Resources, Inc.
   5.66%, due 9/28/07 (a)                               1,400,000      1,400,133
Fleet Financial Group
   6.375%, due 5/15/08                                  4,200,000      4,239,195
General Electric Capital Corp.
   3.50%, due 8/15/07                                     400,000        399,072
   5.406%, due 1/15/08 (a)                              2,650,000      2,651,268
Hewlett-Packard Co.
   5.50%, due 7/1/07                                    4,500,000      4,500,000
HSBC Finance Corp.
   4.125%, due 3/11/08                                  4,000,000      3,970,188
IBM Canada Credit Services Co.
   3.75%, due 11/30/07 (b)                                400,000        397,160
John Deere Capital Corp.
   4.50%, due 8/22/07                                     373,000        372,523
Kimberly-Clark Corp.
   7.10%, due 8/1/07                                      360,000        360,509
Midamerican Energy Holdings Co.
   4.625%, due 10/1/07                                    320,000        319,194
Morgan Stanley
   5.385%, due 4/25/08 (a)                              5,000,000      5,001,954
Prudential Insurance Co. of America
   7.65%, due 7/1/07 (b)                                  600,000        600,001
Virgina Electric Power
   7.625%, due 7/1/07                                     350,000        350,000
                                                                    ------------
Total Corporate Bonds
   (Cost $  50,249,166)                                               50,249,166
                                                                    ------------
Total Fixed Income Securities
   (Cost $180,731,785) (c)                                   99.3%   180,731,785
Cash and Other Assets,
   Less Liabilities                                           0.7      1,347,769
                                                     ------------   ------------
Net Assets                                                  100.0%  $182,079,554
                                                     ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

(a)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2007.

(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at June 30, 2007 is $58,048,797 which represents 31.9% of the Fund's net assets.

(c) At June 30, 2007, cost is identical for book and federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL PRESERVATION FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS:
   Investment in securities at value
      (cost $180,731,785)                     $180,731,785
   Cash-interest bearing accounts                    8,289
   Receivable for fund shares sold                 839,475
   Interest receivable                             603,555
   Other assets                                     26,871
                                              ------------
      Total assets                             182,209,975
                                              ------------
LIABILITIES:
   Payable for fund shares redeemed                 56,418
   Distributions payable                            15,524
   Legal fees payable                               14,318
   Payable to Advisor, net (See Note F)             12,367
   Transfer Agent fees payable (See Note F)          9,152
   Administration fees payable (See Note F)          7,647
   Accounting fees payable (See Note F)              4,320
   Trustees fees payable                               407
   Accrued expenses                                 10,268
                                              ------------
      Total liabilities                            130,421
                                              ------------
Net Assets                                    $182,079,554
                                              ============
NET ASSETS CONSIST OF:
   Capital paid-in                            $182,078,952
   Accumulated net realized gain on
      investments                                      602
                                              ------------
                                              $182,079,554
                                              ============
Net Assets:
   Class McMorgan                             $182,079,554
                                              ============
Shares Outstanding:
   Class McMorgan                              182,096,197
                                              ============
Net asset value and redemption price per
   share:
   Class McMorgan                             $       1.00
                                              ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME:
   Interest                                   $9,168,412
                                              ----------
Expenses:
   Investment advisory fees (Note F)             425,850
   Administration fees (See Note F)               83,183
   Legal fees                                     49,531
   Accounting fees (See Note F)                   49,319
   Transfer agent fees (See Note F)               35,422
   Insurance fees                                 33,466
   Trustees fees                                  31,188
   Registration expenses                          19,959
   Custodian fees                                 18,096
   Report to shareholder expense                  14,834
   Auditing fees                                  14,000
   Miscellaneous expenses                          4,576
                                              ----------
      Total expenses                             779,424
   Expenses reimbursed (Note F)                 (268,400)
                                              ----------
      Net expenses                               511,024
                                              ----------
Net investment income                          8,657,388
                                              ----------
REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                1,618
   Net increase from payment by affiliates
      due to the disposal of investments in
      violation of restrictions
      (See Note F)                                    14
                                              ----------
Increase in net assets from operations        $8,659,020
                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

PRINCIPAL PRESERVATION FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE         FOR THE
                                                        YEAR ENDED      YEAR ENDED
                                                        6/30/2007       6/30/2006
                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                              $   8,657,388   $   5,829,860
   Net realized gain (loss) on
      investments                                             1,618          (1,030)
   Net increase from payment by affiliates
      due to the disposal of investments
      in violation of restrictions                               14             --
                                                      -------------   -------------
   Increase in net assets                                 8,659,020       5,828,830
                                                      -------------   -------------
Dividends to shareholders:
   From net investment income                            (8,657,388)     (5,829,860)
                                                      -------------   -------------
Capital share transactions:
   Net proceeds from sale of shares                     174,955,166     130,643,105
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                           8,398,913       5,595,835
                                                      -------------   -------------
                                                        183,354,079     136,238,940
   Cost of shares redeemed                             (148,042,375)   (136,686,654)
                                                      -------------   -------------
   Increase (decrease) in net assets
      derived from capital share
      transactions                                       35,311,704        (447,714)
                                                      -------------   -------------
   Total increase (decrease) in net assets               35,313,336        (448,744)
Net Assets:
   Beginning of year                                    146,766,218     147,214,962
                                                      -------------   -------------
   End of year                                        $ 182,079,554   $ 146,766,218
                                                      =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                      CLASS MCMORGAN
                                             ----------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                             ----------------------------------------------------------------
                                               2007          2006          2005          2004          2003
                                             --------      --------      --------      --------      --------
Net asset value, at beginning of year        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                             --------      --------      --------      --------      --------
   Income from investment operations:
   Net investment income                         0.05          0.04          0.02          0.01          0.01
   Net realized and unrealized gain (loss)
      on investments                             0.00(a)      (0.00)(a)        --          0.00(a)       0.00(a)
                                             --------      --------      --------      --------      --------
      Total from investment operations           0.05          0.04          0.02          0.01          0.01
                                             --------      --------      --------      --------      --------
   Less dividends and distributions:
   From net investment income                   (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
   From capital gains                              --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                             --------      --------      --------      --------      --------
      Total dividends and distributions         (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                             --------      --------      --------      --------      --------
Net asset value, at end of year              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                             ========      ========      ========      ========      ========
Total return                                     5.20%(b)      4.01%         1.92%         0.87%         1.30%
Ratios/Supplemental Data:
   Net assets, at end of year (in 000's)     $182,080      $146,766      $147,215      $133,382      $160,150
   Ratio of expenses to average net assets
      before reimbursement of expenses by
      Advisor                                    0.46%         0.50%         0.49%         0.46%         0.43%
   Ratio of expenses to average net assets
      after reimbursement of expenses by
      Advisor                                    0.30%         0.30%         0.30%         0.30%         0.30%
   Ratio of net investment income to
      average net assets before
      reimbursement of expenses by Advisor       4.92%         3.73%         1.71%         0.70%         1.15%
   Ratio of net investment income to
      average net assets after
      reimbursement of expenses by Advisor       5.08%         3.93%         1.90%         0.86%         1.28%

----------
(a)  Less than one cent per share.

(b) The loss resulting from the compliance violation did not have an effect on total return.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

INTERMEDIATE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS+++
JUNE 30, 2007

FIXED INCOME SECURITIES 98.4%
CORPORATE ASSET-BACKED SECURITY 0.8%

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   -----------
Financials - 0.8%
Newcastle Mortgage Securities Trust
   Series 2006-1 Class A1
   5.39%, due 3/25/36 (a)                            $  1,421,356   $  1,420,974
                                                                    ------------
Total Corporate Asset-Backed Security
   (Cost $1,421,356)                                                   1,420,974
                                                                    ------------
CORPORATE BONDS 27.0%
Consumer Discretionary - 2.8%
Cox Communications, Inc.
   7.125%, due 10/1/12                                    980,000      1,035,345
CVS Caremark Corp.
   5.75%, due 6/1/17                                      850,000        820,099
Johnson Controls, Inc.
   5.25%, due 1/15/11                                   1,190,000      1,177,789
Tele-Communications, Inc.
   9.80%, due 2/1/12                                    1,475,000      1,702,523
                                                                    ------------
                                                                       4,735,756
                                                                    ------------
Consumer Staples - 0.5%
Kraft Foods, Inc.
   4.00%, due 10/1/08                                     930,000        912,413
                                                                    ------------
Energy - 4.4%
Anadarko Petroleum Corp.
   5.95%, due 9/15/16                                     595,000        580,972
Devon Financing Corp.
   6.875%, due 9/30/11                                    555,000        579,384
Devon OEI Operating, Inc.
   7.25%, due 10/1/11                                     410,000        431,536
Dominion Resources, Inc.
   8.125%, due 6/15/10                                  1,135,000      1,222,165
EnCana Holdings Finance Corp.
   5.80%, due 5/1/14                                      630,000        626,966
Halliburton Co.
   5.50%, due 10/15/10                                  1,145,000      1,143,889
Kinder Morgan Energy Partners L.P.
   6.00%, due 2/1/17                                      585,000        572,493
Pacific Gas & Electric Co.
   4.20%, due 3/1/11                                    1,110,000      1,060,609
Valero Energy Corp.
   6.125%, due 6/15/17                                    535,000        533,276
XTO Energy, Inc.
   4.90%, due 2/1/14                                      755,000        714,491
                                                                    ------------
                                                                       7,465,781
                                                                    ------------
Financials - 16.3%
Archstone-Smith Trust
   5.75%, due 3/15/16                                     545,000        542,180
Assurant, Inc.
   5.625%, due 2/15/14                                    355,000        347,424
Bank of America Corp.
   5.42%, due 3/15/17                                     400,000        383,466
   5.75%, due 8/15/16                                     480,000        473,604

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   -----------
Financials (continued)
Bank One Corp.
   5.90%, due 11/15/11                               $  2,355,000   $  2,388,733
Capital One Financial Corp.
   6.15%, due 9/1/16                                      675,000        666,422
Citigroup, Inc.
   5.00%, due 9/15/14                                   1,805,000      1,717,028
Discover Financial Services
   6.45%, due 6/12/17 (b)                                 415,000        414,443
ERP Operating L.P.
   5.75%, due 6/15/17                                     500,000        490,179
Goldman Sachs Group, Inc. (The)
   4.75%, due 7/15/13                                   1,265,000      1,197,350
   5.25%, due 10/15/13                                    215,000        208,428
HSBC Finance Corp.
   5.875%, due 2/1/09                                     420,000        422,864
   6.375%, due 10/15/11                                 1,505,000      1,546,413
   6.75%, due 5/15/11                                     930,000        965,365
International Lease Finance Corp.
   5.625%, due 9/20/13                                    845,000        843,114
   5.75%, due 6/15/11                                   1,320,000      1,325,519
iStar Financial, Inc.
   5.50%, due 6/15/12                                     990,000        972,821
   5.95%, due 10/15/13                                    955,000        940,792
Jefferies Group, Inc.
   7.75%, due 3/15/12                                     740,000        792,918
John Deere Capital Corp.
   5.65%, due 7/25/11                                     510,000        512,649
MBNA America Bank N.A.
   7.125%, due 11/15/12                                   665,000        709,716
MetLife, Inc.
   6.125%, due 12/1/11                                  1,520,000      1,552,260
Morgan Stanley
   4.75%, due 4/1/14                                    1,100,000      1,027,223
ProLogis
   5.50%, due 4/1/12                                      965,000        956,937
Prudential Financial, Inc.
   4.50%, due 7/15/13                                     690,000        646,194
Realty Income Corp.
   5.95%, due 9/15/16                                     740,000        731,175
Residential Capital LLC
   6.375%, due 6/30/10                                    415,000        409,643
   6.50%, due 6/1/12                                      735,000        717,208
   6.50%, due 4/17/13                                   1,520,000      1,469,200
St. Paul Travelers Cos., Inc.
(The)
   6.25%, due 6/20/16                                     825,000        838,624
US Bank N.A.
   6.375%, due 8/1/11                                     960,000        988,946
Wells Fargo & Co.
   4.75%, due 2/9/15                                      765,000        717,358
                                                                    ------------
                                                                      27,916,196
                                                                    ------------
Industrials - 0.3%
Burlington North Santa Fe Corp.
   5.65%, due 5/1/17                                      520,000        506,562
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Telecommunication Services - 0.9%
  Sprint Nextel Corp.
     6.00%, due 12/1/16                              $  1,565,000   $  1,484,645
                                                                    ------------
  Utilities - 1.8%
  Exelon Corp.
     4.90%, due 6/15/15                                   720,000        662,586
  FirstEnergy Corp.
     6.45%, due 11/15/11                                1,000,000      1,025,413
  MidAmerican Energy Holdings
     5.875%, due 10/1/12                                1,055,000      1,064,101
  Progress Energy, Inc.
     7.75%, due 3/1/31                                    300,000        346,836
                                                                    ------------
                                                                       3,098,936
                                                                    ------------
  Total Corporate Bonds
     (Cost $46,799,414)                                               46,120,289
                                                                    ------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS 53.9%
  Federal Home Loan Bank - 2.2%
     4.75%, due 12/16/16                                  800,000        758,497
     5.375%, due 2/28/08                                2,890,000      2,883,229
                                                                    ------------
                                                                       3,641,726
                                                                    ------------
  Federal Home Loan Mortgage Corporation - 8.5%
@ 5.125%, due 10/24/07                                 13,000,000     12,988,586
  5.125%, due 8/14/08                                   1,610,000      1,607,063
                                                                    ------------
                                                                      14,595,649
                                                                    ------------
  Federal Home Loan Mortgage Corporation
     (Mortgage Pass-Through Security) - 0.0%++
     6.00%, due 2/1/11                                     12,454         12,554
                                                                    ------------
  Federal National Mortgage Association - 29.0%
@    3.25%, due 2/15/09                                16,745,000     16,235,584
@    4.25%, due 9/15/07                                 4,120,000      4,110,269
@    4.375%, due 3/15/13                                8,435,000      8,036,522
     4.875%, due 4/10/08                                3,045,000      3,034,135
@    5.00%, due 5/11/17 (c)                            14,375,000     13,858,046
@    5.125%, due 4/15/11                                4,395,000      4,379,059
                                                                    ------------
                                                                      49,653,615
                                                                    ------------
  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) - 14.2%
@    5.50%, due 8/1/37 TBA (d)                         12,650,000     12,191,438
     6.00%, due 8/1/37 TBA (d)                          3,075,000      3,039,447
     6.078%, due 10/1/36 (a)                            1,789,194      1,801,090
     6.101%, due 10/1/36 (a)                              974,436        981,488
     6.19%, due 9/1/36 (a)                              2,398,169      2,421,958
     6.50%, due 9/1/33                                  3,795,969      3,869,784
                                                                    ------------
                                                                      24,305,205
                                                                    ------------
  Total U.S. Government Agency Obligations
     (Cost $92,880,115)                                               92,208,749
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  COLLATERALIZED MORTGAGE OBLIGATIONS 16.7%
  Federal National Mortgage Association - 0.0%++
     Series D Class 1
     6.00%, due 4/1/09                               $        293   $        292
                                                                    ------------
  Financials - 16.7%
  Bear Stearns Commercial Mortgage Securities
     Series 2006-T22 Class A4
     5.466%, due 4/12/38 (a)                            1,475,000      1,451,787
  Commercial Mortgage
     Pass-Through Certificates
     Series 2006-C8 Class A2B
     5.248%, due 12/10/46                               3,200,000      3,150,193
@ Countrywide Alternative Loan Trust
     Series 2005-76 Class 2A1
     6.029%, due 2/25/36 (a)                            4,349,983      4,350,577
  Greenwich Capital Commercial
     Funding Corp.
     Series 2005-GG5 Class A5
     5.224%, due 4/10/37 (a)                            1,615,000      1,555,071
     Series 2004-GG1 Class A7
     5.317%, due 6/10/36 (a)                            2,300,000      2,246,833
  GS Mortgage Securities Corp.
     Series 2005-GG4 Class A4
     4.761%, due 7/10/39                                2,578,125      2,410,109
     Series 2004-GG2 Class A6
     5.396%, due 8/10/38 (a)                            1,675,000      1,638,939
@ LB-UBS Commercial Mortgage Trust
     Series 2007-C2 Class A3
     5.43%, due 2/15/40                                 6,225,000      6,018,176
@ Washington Mutual, Inc.
     Series 2006-AR7 Class 2A
     6.009%, due 7/25/46 (a)                            5,813,451      5,810,725
                                                                    ------------
                                                                      28,632,410
                                                                    ------------
  Total Collateralized Mortgage Obligations
     (Cost $ 29,291,856)                                              28,632,702
                                                                    ------------
  Total Fixed Income Securities
     (Cost $ 170,392,741)                                            168,382,714
                                                                    ------------
  SHORT-TERM INVESTMENTS 14.6%
  Commercial Paper - 0.5%
  Lexington Parker Capital Co.
     5.319%, due 7/3/07 (e)                               899,259        899,259
                                                                    ------------
  Total Commercial Paper
     (Cost $ 899,259)                                                    899,259
                                                                    ------------

                                                        SHARES
                                                     ------------
  Investment Company - 1.3%
  BGI Institutional Money
     Market Fund (e)                                    2,278,011      2,278,011
                                                                    ------------
  Total Investment Company
     (Cost $ 2,278,011)                                                2,278,011
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Repurchase Agreement - 1.8%
  Morgan Stanley & Co.
     5.48%, dated 6/29/07 due
     7/2/07
     Proceeds at Maturity $2,998,898
        (Collateralized by
     various Corporate Bonds, with
     rates between 0.00%-8.40% and
     maturity dates between
     8/1/07-12/15/20, with a
     Principal Amount of $3,138,922
     and a Market Value of $3,094,869) (e)           $  2,997,529   $  2,997,529
                                                                    ------------
  Total Repurchase Agreement
     (Cost $2,997,529)                                                 2,997,529
                                                                    ------------
  Time Deposits - 2.9%
  Abbey National PLC
     5.29%, due 7/2/07 (e)                              1,049,133      1,049,133
  Fortis Bank
     5.30%, due 7/30/07 (e)                               899,259        899,259
  Societe Generale
     5.32%, due 7/2/07 (e)                              2,997,529      2,997,529
                                                                    ------------
  Total Time Deposits
     (Cost $4,945,921)                                                 4,945,921
                                                                    ------------
  U.S. Government Agencies - 8.1%
  Federal Home Loan Mortgage Corporation
     (Discount Note)
     5.00%, due 9/4/07                                  5,205,000      5,157,806
  Federal National Mortgage Association
     (Discount Notes)
     3.89%, due 7/11/07                                 4,610,000      4,604,122
     4.82%, due 8/8/07                                  4,130,000      4,108,351
                                                                    ------------
  Total U.S. Government Agencies
     (Cost $  13,865,924)                                             13,870,279
                                                                    ------------
  Total Short-Term Investments
     (Cost $  24,986,644)                                             24,990,999
                                                                    ------------
  Total Investments
     (Cost $195,379,385) (f)                                113.0%   193,373,713
  Liabilities in Excess of
     Cash and Other Assets                                  (13.0)   (22,185,939)
                                                     ------------   ------------
  Net Assets                                                100.0%  $171,187,774
                                                     ============   ============

@ Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

++   Less than one-tenth of a percent.

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.

(a)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2007.

(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at June 30, 2007 is $414,443 which represents 0.2% of the Fund's net assets.

(c)  Represents a security, or a portion thereof, which is out on loan. (d) TBA:
     Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2007 is $15,230,885.

(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f) Aggregate cost for federal income tax purposes is $195,435,197 and net unrealized depreciation is as follows:

Gross unrealized appreciation   $   156,735
Gross unrealized depreciation    (2,218,219)
                                -----------
Net unrealized depreciation     $(2,061,484)
                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS:
   Investment in securities at value
      (cost $195,379,385) including               $ 10,877,193
      market value of securities loaned           $193,373,713
   Cash-interest bearing accounts                    2,702,840
   Receivable for securities sold                   15,282,819
   Interest receivable                               1,629,505
   Receivable for fund shares sold                     124,404
   Other assets                                         29,387
                                                  ------------
      Total assets                                 213,142,668
                                                  ------------

LIABILITIES:
   Payable for securities purchased                 30,725,671
   Securities lending collateral                    11,120,720
   Payable to Advisor, net (See Note F)                 38,360
   Payable for fund shares redeemed                     23,328
   Transfer Agent fees payable (See Note F)             10,047
   Administration fees payable (See Note F)              7,877
   Accounting fees payable (See Note F)                  5,086
   Trustees fees payable                                   379
   Accrued expenses                                     23,426
                                                  ------------
      Total liabilities                             41,954,894
                                                  ------------
Net Assets                                        $171,187,774
                                                  ============
NET ASSETS CONSIST OF:
   Capital paid-in                                $176,092,397
   Accumulated undistributed net investment
      income                                           217,654
   Accumulated net realized loss on investments     (3,116,605)
   Net unrealized depreciation on investments       (2,005,672)
                                                  ------------
                                                  $171,187,774
                                                  ============
Net Assets:
   Class McMorgan                                 $171,187,774
                                                  ============
Shares Outstanding:
   Class McMorgan                                   17,095,038
                                                  ============
Net asset value and redemption price per share:
   Class McMorgan                                 $      10.01
                                                  ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME:
   Interest                                         $8,880,523
   Income from securities loaned - net                  13,183
                                                    ----------
      Total investment income                        8,893,706
                                                    ----------
Expenses:
   Investment advisory fees (See Note F)               591,131
   Administration fees (See Note F)                     94,123
   Accounting fees (See Note F)                         60,860
   Legal fees                                           50,966
   Transfer agent fees (See Note F)                     40,637
   Insurance fees                                       37,288
   Trustees fees                                        31,808
   Registration expenses                                28,425
   Custodian fees                                       17,109
   Auditing fees                                        16,500
   Report to shareholder expense                        15,882
   12b-1 distribution fees (Class Z) (See Note F)           72
   Miscellaneous expenses                                5,221
                                                    ----------
      Total expenses                                   990,022
   Expenses reimbursed (See Note F)                   (145,464)
                                                    ----------
      Net expenses                                     844,558
                                                    ----------
Net investment income                                8,049,148
                                                    ----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
   Net realized gain on investments                    589,170
   Net change in unrealized depreciation on
      investments                                    1,325,920
                                                    ----------
   Net realized and unrealized gain on
      investments                                    1,915,090
                                                    ----------
Increase in net assets from operations              $9,964,238
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND                                    MCMORGAN FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE       FOR THE
                                                                          YEAR ENDED     YEAR ENDED
                                                                           6/30/2007      6/30/2006
                                                                         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                                 $  8,049,148   $  6,530,643
   Net realized gain (loss) on investments                                    589,170     (3,567,887)
   Net change in unrealized appreciation (depreciation)on investments       1,325,920     (3,732,163)
                                                                         ------------   ------------
   Increase (decrease) in net assets from operations                        9,964,238       (769,407)
                                                                         ------------   ------------
Dividends and distributions to shareholders:
   From net investment income:
      Class McMorgan shares                                                (8,326,686)    (6,172,965)
      Class Z shares                                                           (1,311)          (906)
   From capital gains:
      Class McMorgan shares                                                        --       (364,830)
      Class Z shares                                                               --            (56)
                                                                         ------------   ------------
   Total dividends and distributions to shareholders                       (8,327,997)    (6,538,757)
                                                                         ------------   ------------
Capital share transactions:
   Net proceeds from sale of shares:
      Class McMorgan shares                                                37,389,416     40,592,670
      Class Z shares                                                            5,849          5,947
   Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
      Class McMorgan shares                                                 8,160,843      6,384,114
      Class Z shares                                                            1,311            962
                                                                         ------------   ------------
                                                                           45,557,419     46,983,693
   Cost of shares redeemed:
      Class McMorgan shares                                               (26,353,408)   (52,936,529)
      Class Z shares                                                          (35,918)        (2,418)
                                                                         ------------   ------------
   Increase (decrease) in net assets derived from capital share
      transactions                                                         19,168,093     (5,955,254)
                                                                         ------------   ------------
   Total increase (decrease) in net assets                                 20,804,334    (13,263,418)
Net Assets:
   Beginning of year                                                      150,383,440    163,646,858
                                                                         ------------   ------------
   End of year (including undistributed net investment income of
      $217,654 and $514,803, respectively)                               $171,187,774   $150,383,440
                                                                         ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                         CLASS MCMORGAN
                                                                 -------------------------------------------------------------
                                                                                        YEAR ENDED JUNE 30,
                                                                 -------------------------------------------------------------
                                                                   2007         2006          2005          2004        2003
                                                                 --------     --------      --------      --------    --------
Net asset value, beginning of period                             $   9.91     $  10.36      $  10.22      $  10.93    $  10.46
                                                                 --------     --------      --------      --------    --------
   Income from investment operations:
   Net investment income                                             0.48(a)      0.40(a)       0.34(a)       0.36        0.49
   Net realized and unrealized gain (loss) on investments            0.12        (0.45)         0.16         (0.43)       0.51
                                                                 --------     --------      --------      --------    --------
      Total from investment operations                               0.60        (0.05)         0.50         (0.07)       1.00
                                                                 --------     --------      --------      --------    --------
   Less dividends and distributions:
   From net investment income                                       (0.50)       (0.38)        (0.34)        (0.36)      (0.50)
   From capital gains                                                  --        (0.02)        (0.02)        (0.28)      (0.03)
                                                                 --------     --------      --------      --------    --------
      Total dividends and distributions                             (0.50)       (0.40)        (0.36)        (0.64)      (0.53)
                                                                 --------     --------      --------      --------    --------
Net asset value, end of period                                   $  10.01     $   9.91      $  10.36      $  10.22    $  10.93
                                                                 ========     ========      ========      ========    ========
Total return                                                         6.11%       (0.43)%        4.93%        (0.64)%      9.79%
Ratios/Supplemental Data:
   Net assets, end of period (in 000's)                          $171,188     $150,355      $163,622      $172,331    $191,682
   Ratio of expenses to average net assets before
   reimbursement of expenses by Advisor                              0.59%        0.62%         0.60%         0.57%       0.57%
   Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor                              0.50%        0.50%         0.50%         0.50%       0.50%
   Ratio of net investment income to average net assets before
      reimbursement of expenses by Advisor                           4.68%        3.88%         3.14%         3.32%       4.55%
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                           4.77%        4.00%         3.24%         3.39%       4.62%
   Portfolio turnover                                                 332%         262%(c)       286%(c)    225.59%     204.18%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE FIXED INCOME FUND                                    MCMORGAN FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                CLASS Z
                                                            -----------------------------------------------------------------
                                                            PERIOD ENDED                    YEAR ENDED JUNE 30,
                                                               JUNE 1,     --------------------------------------------------
                                                                2007*       2006        2005        2004       2003    2002**
                                                            ------------   ------      ------      ------    -------   ------
Net asset value, beginning of period                         $ 9.89        $10.35      $10.21      $10.92    $ 10.45   $10.65
                                                             ------        ------      ------      ------    -------   ------
   Income from investment operations:
   Net investment income                                       0.42(a)       0.38(a)     0.34(a)     0.35       0.47     0.44
   Net realized and unrealized gain (loss) on investments      0.19         (0.46)       0.13       (0.45)      0.50    (0.10)
                                                             ------        ------      ------      ------    -------   ------
      Total from investment operations                         0.61         (0.08)       0.47       (0.10)      0.97     0.34
                                                             ------        ------      ------      ------    -------   ------
   Less dividends and distributions:
   From net investment income                                 (0.43)        (0.36)      (0.31)      (0.33)     (0.47)   (0.45)
   From capital gains                                            --         (0.02)      (0.02)      (0.28)     (0.03)   (0.09)
                                                             ------        ------      ------      ------    -------   ------
      Total dividends and distributions                       (0.43)        (0.38)      (0.33)      (0.61)     (0.50)   (0.54)
                                                             ------        ------      ------      ------    -------   ------
Net asset value, end of period                               $10.07(d)     $ 9.89      $10.35      $10.21    $ 10.92   $10.45
                                                             ======        ======      ======      ======    =======   ======
Total return                                                   6.23%(b)     (0.78)%      4.67%      (0.91)%     9.53%    3.25%(b)
Ratios/Supplemental Data:
   Net assets, end of period (in 000's)                      $   20(d)     $   28      $   25      $1,690    $ 3,682   $1,987
   Ratio of expenses to average net assets before
      reimbursement of expenses by Advisor                     0.84%+        0.87%       0.85%       0.82%      0.82%    0.78%+
   Ratio of expenses to average net assets after
      reimbursement of expenses by Advisor                     0.74%+        0.75%       0.75%       0.75%      0.75%    0.75%+
   Ratio of net investment income to average net assets
      before reimbursement of expenses by Advisor              4.40%+        3.63%       2.89%       3.07%      4.30%    4.94%+
   Ratio of net investment income to average net assets
      after reimbursement of expenses by Advisor               4.50%+        3.75%       2.99%       3.14%      4.37%    4.97%+
   Portfolio turnover                                           332%          262%(c)     286%(c)  225.59%    204.18%   76.07%


----------
*    Class Z were fully redeemed on June 1, 2007.

**   Class Z commenced operations on September 4, 2001.

(a)  Per share data based on average shares outstanding during the period.

(b)  Total return is not annualized.

(c) The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 93% and 199%, respectively.

(d) Net asset value and net assets at end of period represent date of last redemption.

+    Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS+++
JUNE 30, 2007

FIXED INCOME SECURITIES 97.1%
CORPORATE BONDS 37.5%

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
Consumer Discretionary - 3.6%
AT&T Broadband Corp.
   9.455%, due 11/15/22                              $    150,000   $    190,373
Cox Communications, Inc.
   7.125%, due 10/1/12                                    355,000        375,048
CVS Caremark Corp.
   5.75%, due 6/1/17                                      325,000        313,567
Johnson Controls, Inc.
   5.25%, due 1/15/11                                     470,000        465,177
News America, Inc.
   5.30%, due 12/15/14                                    395,000        381,574
Target Corp.
   5.875%, due 3/1/12                                     260,000        264,133
Tele-Communications, Inc.
   9.80%, due 2/1/12                                      365,000        421,302
                                                                    ------------
                                                                       2,411,174
                                                                    ------------
Consumer Staples - 2.5%
Diageo Finance B.V.
   5.30%, due 10/28/15                                    385,000        369,389
Kraft Foods, Inc.
   4.00%, due 10/1/08                                     810,000        794,682
Safeway, Inc.
   6.50%, due 3/1/11                                      455,000        466,592
                                                                    ------------
                                                                       1,630,663
                                                                    ------------
Energy - 4.4%
Anadarko Petroleum Corp.
   5.95%, due 9/15/16                                     340,000        331,984
ConocoPhillips
   8.75%, due 5/25/10                                     460,000        500,777
Devon Financing Corp.
   6.875%, due 9/30/11                                    225,000        234,885
Devon OEI Operating, Inc.
   7.25%, due 10/1/11                                     225,000        236,819
Dominion Resources, Inc.
   5.15%, due 7/15/15                                     370,000        351,429
EnCana Holdings Finance Corp.
   5.80%, due 5/1/14                                      315,000        313,483
Halliburton Co.
   5.50%, due 10/15/10                                    420,000        419,593
Kinder Morgan Energy Partners, L.P.
   6.95%, due 1/15/38                                     145,000        146,455
Valero Energy Corp.
   6.625%, due 6/15/37                                    140,000        139,355
XTO Energy, Inc.
   4.90%, due 2/1/14                                      295,000        279,172
                                                                    ------------
                                                                       2,953,952
                                                                    ------------
Financials - 20.2%
Archstone-Smith Trust
   5.75%, due 3/15/16                                     210,000        208,913
Assurant, Inc.
   5.625%, due 2/15/14                                    260,000        254,451
Bank of America Corp.
   5.42%, due 3/15/17                                     200,000        191,733
   5.75%, due 8/15/16                                     110,000        108,534
Capital One Financial Corp.
   6.15%, due 9/1/16                                      280,000        276,442

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
Financials (continued)
Citigroup, Inc.
   5.00%, due 9/15/14                                $    295,000   $    280,622
   5.625%, due 8/27/12                                    755,000        755,161
Discover Financial Services
   6.45%, due 6/12/17 (a)                                 160,000        159,785
Equifax, Inc.
   7.00%, due 7/1/37                                      210,000        211,838
ERP Operating L.P.
   5.75%, due 6/15/17                                     185,000        181,366
Goldman Sachs Group, Inc. (The)
   5.25%, due 4/1/13                                      655,000        637,951
HSBC Finance Corp.
   6.75%, due 5/15/11                                     890,000        923,844
   7.00%, due 5/15/12                                     325,000        342,185
International Lease Finance Corp.
   5.625%, due 9/20/13                                    265,000        264,408
   5.75%, due 6/15/11                                     160,000        160,669
   5.875%, due 5/1/13                                     320,000        322,146
iStar Financial, Inc.
   5.50%, due 6/15/12                                     370,000        363,579
   5.95%, due 10/15/13                                    385,000        379,272
Jefferies Group, Inc.
   5.50%, due 3/15/16                                     155,000        148,077
   7.75%, due 3/15/12                                     100,000        107,151
John Deere Capital Corp.
   5.65%, due 7/25/11                                     565,000        567,935
JPMorgan Chase & Co.
   5.125%, due 9/15/14                                    495,000        475,329
   5.75%, due 1/2/13                                      225,000        225,058
   7.125%, due 6/15/09                                    225,000        231,729
Kimco Realty Corp.
   5.70%, due 5/1/17                                      205,000        199,273
MBNA America Bank N.A.
   7.125%, due 11/15/12                                   275,000        293,491
MBNA Corp.
   7.50%, due 3/15/12                                     240,000        258,511
MetLife, Inc.
   5.50%, due 6/15/14                                     475,000        466,524
Morgan Stanley
   4.75%, due 4/1/14                                      395,000        368,866
National Rural Utilities
   Cooperative
   Finance Corp.
   7.25%, due 3/1/12                                      555,000        591,316
ProLogis
   5.50%, due 4/1/12                                      325,000        322,285
Prudential Financial, Inc.
   4.50%, due 7/15/13                                     495,000        463,574
Realty Income Corp.
   5.95%, due 9/15/16                                     285,000        281,601
Residential Capital LLC
   6.375%, due 6/30/10                                    165,000        162,870
   6.50%, due 6/1/12                                      285,000        278,101
   6.50%, due 4/17/13                                     550,000        531,618
St. Paul Travelers Cos., Inc.(The)
   6.25%, due 6/20/16                                     315,000        320,202
Wachovia Bank N.A.
   4.80%, due 11/1/14                                     625,000        589,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
Financials (continued)
Wells Fargo & Co.
   4.75%, due 2/9/15                                 $    565,000   $    529,813
                                                                    ------------
                                                                      13,435,473
                                                                    ------------
Health Care - 0.9%
Abbott Laboratories
   5.875%, due 5/15/16                                    185,000        185,048
Wyeth
   6.95%, due 3/15/11                                     405,000        423,843
                                                                    ------------
                                                                         608,891
                                                                    ------------
Industrials - 1.1%
Burlington North Santa Fe Corp.
   5.65%, due 5/1/17                                      240,000        233,798
Northrop Grumman Corp.
   7.125%, due 2/15/11                                    505,000        529,700
                                                                    ------------
                                                                         763,498
                                                                    ------------
Information Technology - 0.5%
Cisco Systems, Inc.
   5.25%, due 2/22/11                                     295,000        293,231
                                                                    ------------
Materials - 0.5%
BHP Billiton Finance USA, Ltd.
   5.25%, due 12/15/15                                    370,000        354,096
                                                                    ------------
Telecommunication Services - 2.0%
Sprint Capital Corp.
   8.75%, due 3/15/32                                     425,000        477,330
Vodafone Group PLC
   5.50%, due 6/15/11                                     850,000        843,152
                                                                    ------------
                                                                       1,320,482
                                                                    ------------
Utilities - 1.8%
Exelon Corp.
   4.90%, due 6/15/15                                     300,000        276,078
FirstEnergy Corp.
   Series C
   7.375%, due 11/15/31                                   140,000        151,557
MidAmerican Energy Holdings Co.
   6.125%, due 4/1/36                                     190,000        183,560
Pacific Gas & Electric Co.
   6.05%, due 3/1/34                                      150,000        145,303
Progress Energy, Inc.
   7.75%, due 3/1/31                                      130,000        150,295
Southern California Edison Co.
   5.00%, due 1/15/14                                     330,000        315,557
                                                                    ------------
                                                                       1,222,350
                                                                    ------------
Total Corporate Bonds
   (Cost $ 25,492,595)                                                24,993,810
                                                                    ------------
FOREIGN CORPORATE BONDS 0.9%
Energy - 0.4%
ConocoPhillips Canada Funding Co.
   5.625%, due 10/15/16                                   300,000        295,189
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Telecommunication Services - 0.5%
  Telefonica Emisiones SAU
     6.221%, due 7/3/17                              $    310,000   $    309,224
                                                                    ------------
  Total Foreign Corporate Bonds
     (Cost $616,259)                                                     604,413
                                                                    ------------
  U.S. GOVERNMENT SECURITIES 46.9%
  U.S. GOVERNMENT AGENCY
     OBLIGATIONS 37.9%
  Federal Home Loan Mortgage
     Corporation - 9.0%
@    5.125%, due 10/24/07                               6,025,000      6,019,710
                                                                    ------------
  Federal National Mortgage Association - 14.2%
     3.25%, due 2/15/09                                   635,000        615,682
@    5.00%, due 5/11/17 (b)                             4,590,000      4,424,934
@    5.125%, due 4/15/11                                3,520,000      3,507,233
     6.375%, due 6/15/09                                  860,000        878,744
                                                                    ------------
                                                                       9,426,593
                                                                    ------------
  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) - 14.7%

@    5.50%, due 8/1/37 TBA (c)                          5,875,000      5,662,031
@    6.00%, due 8/1/37 TBA (c)                          1,275,000      1,260,258
     6.078%, due 10/1/36 (d)                              773,109        778,249
     6.101%, due 10/1/36 (d)                              438,496        441,669
     6.19%, due 9/1/36 (d)                              1,002,871      1,012,819
     6.50%, due 9/1/33                                    647,221        659,806
                                                                    ------------
                                                                       9,814,832
                                                                    ------------
  Total U.S. Government Agency Obligations
     (Cost $25,382,509)                                               25,261,135
                                                                    ------------

  U.S. TREASURY OBLIGATIONS 9.0%
  United States Treasury Bonds - 7.4%
@    4.75%, due 2/15/37 (b)                             2,590,000      2,442,088
@    8.125%, due 8/15/19 (b)                            1,970,000      2,491,126
                                                                    ------------
                                                                       4,933,214
                                                                    ------------
  United States Treasury Strip - 1.6%
     (zero coupon), due 11/15/21                        2,240,000      1,054,863
                                                                    ------------
  Total U.S. Treasury Obligations
     (Cost $5,986,257)                                                 5,988,077
                                                                    ------------
  Total U.S. Government Securities
     (Cost $31,368,766)                                               31,249,212
                                                                    ------------

  COLLATERALIZED MORTGAGE OBLIGATIONS 11.8%
  Federal Home Loan Mortgage Corporation - 0.1%
     Series 2113 Class QE
     6.00%, due 11/15/27                                   45,285         45,362
                                                                    ------------
  Financials - 11.7%
  Bear Stearns Commercial
     Mortgage Securities
@    Series 2007-T26 Class A4
     5.471%, due 1/12/45 (d)                            1,675,000      1,624,998
     Series 2006-T22 Class A4
     5.466%, due 4/12/38 (d)                              575,000        565,951

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Financials (continued)
@ Commercial Mortgage
     Pass Through Certificates
     Series 2006-C8 Class A2B
     5.248%, due 12/10/46                            $  1,575,000   $  1,550,486
  Greenwich Capital Commercial Funding Corp.
@    Series 2005-GG5 Class A5
     5.224%, due 4/10/37 (d)                            1,345,000      1,295,090
     Series 2004-GG1 Class A7
     5.317%, due 6/10/36 (d)                              950,000        928,040
  GS Mortgage Securities Corp.
     Series 2004-GG2 Class A6
     5.396%, due 8/10/38 (d)                              700,000        684,930
  LB-UBS Commercial Mortgage Trust
     Series 2007-C2 Class A3
     5.43%, due
     2/15/40                                            1,225,000      1,184,300
                                                                    ------------
                                                                       7,833,795
                                                                    ------------
  Total Collateralized Mortgage Obligations
     (Cost $8,165,420)                                                 7,879,157
                                                                    ------------
  Total Fixed Income Securities
     (Cos $65,643,040)                                                64,726,592
                                                                    ------------
  SHORT-TERM INVESTMENTS 21.2%
  Commercial Paper - 0.9%
  Lexington Parker Capital Co.
     5.319%, due 7/3/07 (e)                               573,654        573,654
                                                                    ------------
  Total Commercial Paper
     (Cost $573,654)                                                     573,654
                                                                    ------------

                                                        SHARES
                                                     ------------
  Investment Company - 2.2%
  BGI Institutional
  Money
     Market Fund (e)                                    1,453,186      1,453,186
                                                                    ------------
  Total Investment
  Company
     (Cost $1,453,186)                                                 1,453,186
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                     ------------
  Repurchase Agreement - 2.9%
  Morgan Stanley & Co.
     5.48%, dated 6/29/07 due 7/2/07
     Proceeds at Maturity $1,913,054
     (Collateralized by various Corporate
     Bonds, with rates between 0.00%-8.40% and
     maturity dates between 8/1/07-12/15/20,
     with a Principal Amount of $2,002,378 and a
     Market Value of $1,974,276) (e)                 $  1,912,181      1,912,181
                                                                    ------------
  Total Repurchase Agreement (Cost $1,912,181)                         1,912,181
                                                                    ------------
  Time Deposits - 4.7%
  Abbey National PLC
     5.29%, due 7/2/07 (e)                                669,263        669,263

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
Time Deposits (continued)
Fortis Bank
   5.30%, due 7/30/07 (e)                            $    573,654   $    573,654
Societe Generale
   5.32%, due 7/2/07 (e)                                1,912,181      1,912,181
                                                                    ------------
Total Time Deposits
   (Cost $ 3,155,098)                                                  3,155,098
                                                                    ------------
U.S. Government Agencies - 10.5%
Federal Home Loan
   Mortgage Corporation
   (Discount Note)
   5.09%, due 9/4/07                                    1,130,000      1,119,755
Federal National Mortgage
Association
   (Discount Notes)
   4.33%, due 7/11/07                                   3,600,000      3,595,410
   4.91%, due 8/8/07                                    2,330,000      2,317,786
                                                                    ------------
Total U.S. Government Agencies
   (Cost $ 7,031,769)                                                  7,032,951
                                                                    ------------
Total Short-Term Investments
   (Cost $ 14,125,888)                                                14,127,070
                                                                    ------------
Total Investments
   (Cost $79,768,928) (f)                                   118.3%    78,853,662
Liabilities in Excess of
   Cash and Other Assets                                    (18.3)   (12,183,485)
                                                     ------------   ------------
Net Assets                                                  100.0%  $ 66,670,177
                                                     ============   ============



@ Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reveiwed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at June 30, 2007 is $159,785 which represents 0.2% of the Fund's net assets.

(b)  Represents a security, or a portion thereof, which is out on loan.

(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2007 is $6,922,289.

(d)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2007.

(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f) Aggregate cost for federal income tax purposes is $79,851,119 and net unrealized depreciation is as follows:

Gross unrealized appreciation                                       $    120,032
Gross unrealized depreciation                                         (1,117,489)
                                                                    ------------
Net unrealized depreciation                                         $   (997,457)
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS:
   Investment in securities at value
      (cost $79,768,928) including $6,929,406
      market value of securities loaned                              $78,853,662
   Cash-interest bearing accounts                                        876,524
   Receivable for securities sold                                      7,704,503
   Interest receivable                                                   669,390
   Receivable for fund shares sold                                        19,453
   Other assets                                                           26,079
                                                                     -----------
     Total assets                                                     88,149,611
                                                                     -----------
LIABILITIES:
   Payable for securities purchased                                   14,344,035
   Securities lending collateral                                       7,094,119
   Transfer Agent fees payable (See Note F)                                9,024
   12b-1 fees payable (See Note F)                                         6,331
   Legal fees payable                                                      5,345
   Payable to Advisor, net (See Note F)                                    5,086
   Accounting fees payable (See Note F)                                    3,806
   Administration fees payable (See Note F)                                3,659
   Custody fees payable                                                    2,706
   Payable for fund shares redeemed                                          494
   Trustees fees payable                                                     152
   Accrued expenses                                                        4,677
                                                                     -----------
      Total liabilities                                               21,479,434
                                                                     -----------
Net Assets                                                           $66,670,177
                                                                     ===========
NET ASSETS CONSIST OF:
   Capital paid-in                                                   $69,444,528
   Accumulated undistributed net investment income                        74,328
   Accumulated net realized loss on investments                       (1,933,413)
   Net unrealized depreciation on investments                           (915,266)
                                                                     -----------
                                                                     $66,670,177
                                                                     ===========
Net Assets:
   Class McMorgan                                                    $35,818,269
   Class Z                                                            30,849,699
   Class R1                                                                1,110
   Class R2                                                                1,099
                                                                     -----------
                                                                     $66,670,177
                                                                     ===========
Shares Outstanding:
   Class McMorgan                                                      3,387,150
                                                                     ===========
   Class Z                                                             2,916,712
                                                                     ===========
   Class R1                                                                  105
                                                                     ===========
   Class R2                                                                  104
                                                                     ===========
Net asset value and redemption price per share:
   Class McMorgan                                                    $     10.57
                                                                     ===========
   Class Z                                                           $     10.58
                                                                     ===========
   Class R1                                                          $     10.58*
                                                                     ===========
   Class R2                                                          $     10.56*
                                                                     ===========

* Difference in the NAV recalculation and the NAV stated above is caused by rounding differences.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME:
   Interest                                                          $ 3,640,908
   Income from securities loaned - net                                    11,573
                                                                     -----------
      Total investment income                                          3,652,481
                                                                     -----------
Expenses:
   Investment advisory fees (Note F)                                     238,303
   12b-1 distribution fees (Class Z) (See Note F)                         76,876
   12b-1 distribution fees (Class R2) (See Note F)                             3
   Registration expenses                                                  49,507
   Accounting fees (See Note F)                                           46,021
   Administration fees (See Note F)                                       45,106
   Transfer agent fees (See Note F)                                       36,793
   Legal fees                                                             20,661
   Custodian fees                                                         15,532
   Auditing fees                                                          15,500
   Insurance fees                                                         15,381
   Trustees fees                                                          12,850
   Report to shareholder expense                                           9,453
   Miscellaneous expenses                                                  5,202
                                                                     -----------
      Total expenses                                                     587,188
   Expenses reimbursed (Note F)                                         (169,874)
                                                                     -----------
      Net expenses                                                       417,314
                                                                     -----------
Net investment income                                                  3,235,167
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized loss on investments                                     (650,243)
   Net change in unrealized depreciation on
      investments                                                      1,370,752
                                                                     -----------
   Net realized and unrealized gain on investments                       720,509
                                                                     -----------
Increase in net assets from operations                               $ 3,955,676
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE        FOR THE
                                                                                    YEAR ENDED     YEAR ENDED
                                                                                     6/30/2007      6/30/2006
                                                                                   ------------   ------------
INCREASE IN NET ASSETS:
Operations:
   Net investment income                                                           $  3,235,167   $  2,776,760
   Net realized loss on investments                                                    (650,243)    (1,254,533)
   Net change in unrealized appreciation (depreciation) on investments                1,370,752     (2,886,123)
                                                                                   ------------   ------------
   Increase (decrease) in net assets from operations                                  3,955,676     (1,363,896)
                                                                                   ------------   ------------
Dividends and distributions to shareholders:
   From net investment income:
      Class McMorgan shares                                                          (1,906,644)    (1,503,022)
      Class Z shares                                                                 (1,489,686)    (1,111,638)
      Class R1 shares                                                                       (55)           (42)
      Class R2 shares                                                                       (52)           (39)
   From capital gains:
      Class McMorgan shares                                                                  --       (180,169)
      Class Z shares                                                                         --       (143,849)
      Class R1 shares                                                                        --             (5)
      Class R2 shares                                                                        --             (5)
                                                                                   ------------   ------------
   Total dividends and distributions to shareholders                                 (3,396,437)    (2,938,769)
                                                                                   ------------   ------------
Capital share transactions:
   Net proceeds from sale of shares:
      Class McMorgan shares                                                           7,244,581     19,483,520
      Class Z shares                                                                  4,557,913      6,260,344
   Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
      Class McMorgan shares                                                           1,904,162      1,675,943
      Class Z shares                                                                  1,489,686      1,255,445
      Class R1 shares                                                                        55             47
      Class R2 shares                                                                        52             44
                                                                                   ------------   ------------
                                                                                     15,196,449     28,675,343
   Cost of shares redeemed:
      Class McMorgan shares                                                         (10,833,289)   (15,803,182)
      Class Z shares                                                                 (4,908,988)    (5,278,292)
      Class R1 shares                                                                        --            (75)
      Class R2 shares                                                                        --            (75)
                                                                                   ------------   ------------
   Increase (decrease) in net assets derived from capital share transactions           (545,828)     7,593,719
                                                                                   ------------   ------------
   Total increase in net assets                                                          13,411      3,291,054
Net Assets:
   Beginning of year                                                                 66,656,766     63,365,712
                                                                                   ------------   ------------
   End of year (including undistributed net investment income of $74,328 and
      $248,475, respectively)                                                      $ 66,670,177   $ 66,656,766
                                                                                   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                       CLASS MCMORGAN
                                                                  --------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                  --------------------------------------------------------
                                                                    2007      2006          2005          2004       2003
                                                                  -------   -------       -------       --------   -------
Net asset value, at beginning of period                           $ 10.49   $ 11.19       $ 10.88       $ 11.71    $ 10.86
                                                                  -------   -------       -------       --------   -------
   Income from investment operations:
   Net investment income                                             0.53      0.46          0.40          0.46       0.53
   Net realized and unrealized gain (loss) on investments            0.10     (0.67)         0.40         (0.61)      0.86
                                                                  -------   -------       -------       --------   -------
      Total from investment operations                               0.63     (0.21)         0.80         (0.15)      1.39
                                                                  -------   -------       -------       --------   -------
   Less dividends and distributions:
   From net investment income                                       (0.55)    (0.44)        (0.39)        (0.46)     (0.54)
   From capital gains                                                  --     (0.05)        (0.10)        (0.22)        --
                                                                  -------   -------       -------       --------   -------
      Total dividends and distributions                             (0.55)    (0.49)        (0.49)        (0.68)     (0.54)
                                                                  -------   -------       -------       --------   -------
Net asset value, at end of period                                 $ 10.57   $ 10.49       $ 11.19       $ 10.88    $ 11.71
                                                                  =======   =======       =======       ========   =======
Total return                                                         6.12%    (1.90)%        7.42%        (1.29)%    13.06%
Ratios/Supplemental Data:
   Net assets, at end of period (in 000's)                        $35,818   $37,156       $34,203       $38,484    $39,753
   Ratio of expenses to average net assets before reimbursement
      of expenses by Advisor                                         0.75%     0.80%         0.79%         0.77%      0.83%
   Ratio of expenses to average net assets after reimbursement
      of expenses by Advisor                                         0.50%     0.50%         0.50%         0.50%      0.50%
   Ratio of net investment income to average net assets before
      reimbursement of expenses by Advisor                           4.61%     3.97%         3.18%         3.82%      4.41%
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                           4.86%     4.27%         3.47%         4.09%      4.74%
   Portfolio turnover                                                 341%      287%(b)       347%(b)    231.21%    142.48%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND

                                                                                             CLASS Z
                                                                     ------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                     ------------------------------------------------------
                                                                       2007      2006         2005         2004       2003
                                                                     -------   -------      -------      -------    -------
Net asset value, at beginning of period                              $ 10.49   $ 11.20      $ 10.88      $ 11.71    $ 10.86
                                                                     -------   -------      -------      -------    -------
   Income from investment operations:
   Net investment income                                                0.50      0.43         0.35         0.42       0.52
   Net realized and unrealized gain (loss) on investments               0.11     (0.68)        0.43        (0.60)      0.84
                                                                     -------   -------      -------      -------    -------
      Total from investment operations                                  0.61     (0.25)        0.78        (0.18)      1.36
                                                                     -------   -------      -------      -------    -------
   Less dividends and distributions:
   From net investment income                                          (0.52)    (0.41)       (0.36)       (0.43)     (0.51)
   From capital gains                                                     --     (0.05)       (0.10)       (0.22)        --
                                                                     -------   -------      -------      -------    -------
      Total dividends and distributions                                (0.52)    (0.46)       (0.46)       (0.65)     (0.51)
                                                                     -------   -------      -------      -------    -------
Net asset value, at end of period                                    $ 10.58   $ 10.49      $ 11.20      $ 10.88    $ 11.71
                                                                     =======   =======      =======      =======    =======
Total return                                                            5.86%    (2.24)%       7.26%       (1.53)%    12.80%
Ratios/Supplemental Data:
   Net assets, at end of period (in 000's)                           $30,850   $29,499      $29,161      $25,690    $15,646
   Ratio of expenses to average net assets before reimbursement of
      expenses by Advisor                                               1.00%     1.05%        1.04%        1.02%      1.08%
   Ratio of expenses to average net assets after reimbursement of
      expenses by Advisor                                               0.75%     0.75%        0.75%        0.75%      0.75%
   Ratio of net investment income to average net assets before
      reimbursement of expenses by Advisor                              4.36%     3.72%        2.93%        3.57%      4.16%
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                              4.61%     4.02%        3.22%        3.84%      4.49%
   Portfolio turnover                                                    341%      287%(b)      347%(b)   231.21%    142.48%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                                                     CLASS R1
                                                                     ----------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                                     ----------------------------------------
                                                                      2007     2006        2005        2004*
                                                                     ------   ------      ------      -------
Net asset value, at beginning of period                              $10.49   $11.20      $10.88      $ 11.11
                                                                     ------   ------      ------      -------
   Income from investment operations:
   Net investment income                                               0.51     0.45        0.39         0.20
   Net realized and unrealized gain (loss) on investments              0.12    (0.68)       0.41        (0.24)
                                                                     ------   ------      ------      -------
      Total from investment operations                                 0.63    (0.23)       0.80        (0.04)
                                                                     ------   ------      ------      -------
   Less dividends and distributions:
   From net investment income                                         (0.54)   (0.43)      (0.38)       (0.19)
   From capital gains                                                    --    (0.05)      (0.10)          --
                                                                     ------   ------      ------      -------
      Total dividends and distributions                               (0.54)   (0.48)      (0.48)       (0.19)
                                                                     ------   ------      ------      -------
Net asset value, at end of period                                    $10.58   $10.49      $11.20      $ 10.88
                                                                     ======   ======      ======      =======
Total return                                                           6.02%   (2.08)%      7.42%       (0.42)%(a)
Ratios/Supplemental Data:
   Net assets, at end of period (in 000's)                           $    1   $    1      $    1      $     1
   Ratio of expenses to average net assets before reimbursement of
      expenses by Advisor                                              0.85%    0.90%       0.81%        0.87%+
   Ratio of expenses to average net assets after reimbursement of
      expenses by Advisor                                              0.60%    0.60%       0.50%        0.60%+
   Ratio of net investment income to average net assets before
      reimbursement of expenses by Advisor                             4.51%    3.87%       3.06%        3.72%+
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                             4.76%    4.17%       3.36%        3.99%+
   Portfolio turnover                                                   341%     287%(b)     347%(b)   231.21%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FIXED INCOME FUND

                                                                                     CLASS R2
                                                                     ----------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                                     ----------------------------------------
                                                                      2007     2006        2005        2004 *
                                                                     ------   ------      ------      -------
Net asset value, at beginning of period                              $10.48   $11.18      $10.88      $ 11.11
                                                                     ------   ------      ------      -------
   Income from investment operations:
   Net investment income                                               0.48     0.42        0.34         0.18
   Net realized and unrealized gain (loss) on investments              0.11    (0.67)       0.41        (0.24)
                                                                     ------   ------      ------      -------
      Total from investment operations                                 0.59    (0.25)       0.75        (0.06)
                                                                     ------   ------      ------      -------
   Less dividends and distributions:
   From net investment income                                         (0.51)   (0.40)      (0.35)       (0.17)
   From capital gains                                                    --    (0.05)      (0.10)          --
                                                                     ------   ------      ------      -------
      Total dividends and distributions                               (0.51)   (0.45)      (0.45)       (0.17)
                                                                     ------   ------      ------      -------
Net asset value, at end of period                                    $10.56   $10.48      $11.18      $ 10.88
                                                                     ======   ======      ======      =======
Total return                                                           5.66%   (2.24)%      6.97%       (0.58)%(a)
Ratios/Supplemental Data:
   Net assets, at end of period (in 000's)                           $    1   $    1      $    1      $     1
   Ratio of expenses to average net assets before reimbursement of
      expenses by Advisor                                              1.10%    1.15%       1.06%        1.12%+
   Ratio of expenses to average net assets after reimbursement of
      expenses by Advisor                                              0.85%    0.85%       0.75%        0.85%+
   Ratio of net investment income to average net assets before
      reimbursement of expenses by Advisor                             4.26%    3.62%       2.73%        3.47%+
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                             4.51%    3.92%       3.03%        3.74%+
   Portfolio turnover                                                   341%     287%(b)     347%(b)   231.21%

----------
*    Class R1 and R2 commenced operations on January 2, 2004.

(a)  Total return is not annualized.

(b) The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 96% and 216%, respectively.

+    Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  McMORGAN FUNDS

HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007

LONG-TERM BONDS 95.5%
CORPORATE BONDS 90.0%

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Aerospace & Defense - 1.3%
  DRS Technologies, Inc.
     7.625%, due 2/1/18                              $    464,000   $    468,640
  K&F Acquisition, Inc.
     7.75%, due 11/15/14                                  280,000        296,800
  Moog, Inc.
     6.25%, due 1/15/15                                   243,000        233,887
  TransDigm, Inc.
     7.75%, due 7/15/14                                   332,000        335,320
     7.75%, due 7/15/14 (a)                               120,000        121,200
                                                                    ------------
                                                                       1,455,847
                                                                    ------------
  Auto Components - 1.2%
  Accuride Corp.
     8.50%, due 2/1/15                                    324,000        319,950
  Commercial Vehicle Group, Inc.
     8.00%, due 7/1/13                                    284,000        283,290
  Cooper Standard Automotive, Inc.
     8.375%, due 12/15/14 (b)                             365,000        340,362
  Goodyear Tire & Rubber Co. (The)
     9.00%, due 7/1/15                                     30,242         32,586
  Lear Corp.
     8.50%, due 12/1/13 (b)                               403,000        386,880
                                                                    ------------
                                                                       1,363,068
                                                                    ------------
  Auto Manufacturers - 1.3%
  Ford Motor Co.
     7.45%, due 7/16/31 (b)                               250,000        199,687
@ General Motors Corp.
     8.375%, due 7/15/33 (b)                            1,440,000      1,314,000
                                                                    ------------
                                                                       1,513,687
                                                                    ------------
  Beverages - 0.3%
  Cott Beverages USA, Inc.
     8.00%, due 12/15/11                                  340,000        343,400
                                                                    ------------
  Building Materials & Components - 0.6%
  Ahern Rentals, Inc.
     9.25%, due 8/15/13                                   350,000        354,375
  Goodman Global Holding Co., Inc.
     Series B
     8.36%, due 6/15/12 (c)                               365,000        367,737
                                                                    ------------
                                                                         722,112
                                                                    ------------
  Building Products - 1.8%
  CPG International I Inc.
     10.50%, due 7/1/13                                   305,000        312,625
  Da-Lite Screen Co., Inc.
     9.50%, due 5/15/11                                   402,000        422,100
  KI Holdings, Inc.
     9.875%, beginning 11/15/09
     (zero coupon), due 11/15/14                          277,000        236,835
  Nortek, Inc.
     8.50%, due 9/1/14                                    453,000        431,482
  NTK Holdings, Inc.
     (zero coupon), due 3/1/14 (b)                        306,000        221,850

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Building Products (continued)
  Ply Gem Industries, Inc.
     9.00%, due 2/15/12 (b)                          $    457,000   $    410,729
                                                                    ------------
                                                                       2,035,621
                                                                    ------------
  Capital Markets - 3.2%
@ TRAINS HY-2006-1
     7.548%, due 5/1/16 (a)(d)                          3,761,250      3,696,293
                                                                    ------------
  Chemicals - 3.5%
  Equistar Chemicals,
  L.P./Equistar
     Funding Corp.
     10.125%, due 9/1/08                                   27,000         28,080
  Huntsman International LLC
     7.375%, due 1/1/15 (b)                               391,000        410,550
  Innophos, Inc.
     8.875%, due 8/15/14                                  543,000        562,005
  Invista
     9.25%, due 5/1/12 (a)                                560,000        592,200
  Lyondell Chemical Co.
     8.25%, due 9/15/16                                   571,000        596,695
  MacDermid, Inc.
     9.50%, due 4/15/17 (a)                               290,000        291,450
  Mosaic Global Holdings, Inc.
     7.375%, due 12/1/14 (a)                              144,000        145,440
     7.625%, due 12/1/16 (a)(b)                           133,000        135,992
  PQ Corp.
     7.50%, due 2/15/13                                   527,000        558,620
  Rockwood Specialties Group, Inc.
     7.50%, due 11/15/14                                  195,000        195,975
  Westlake Chemical Corp.
     6.625%, due 1/15/16                                  479,000        453,852
                                                                    ------------
                                                                       3,970,859
                                                                    ------------
  Coal - 0.3%
  International Coal Group
     10.25%, due 7/15/14                                  280,000        289,450
                                                                    ------------
  Commercial Services & Supplies - 8.2%
  Actuant Corp.
     6.875%, due 6/15/17 (a)                              455,000        450,450
  Allied Waste North America
     6.875%, due 6/1/17                                   460,000        445,050
     7.875%, due 4/15/13                                  770,000        778,662
  American Railcar Industries,
  Inc.
     7.50%, due 3/1/14                                    390,000        388,050
  Aramark Corp.
     8.50%, due 2/1/15 (a)                                509,000        517,907
  Ashtead Capital, Inc.
     9.00%, due 8/15/16 (a)                               107,000        112,082
  Cardtronics, Inc.
     9.25%, due 8/15/13                                   393,000        401,842
  Geo Group, Inc. (The)
  8.25%, due 7/15/13                                      435,000        448,594
  H&E Equipment Services
     8.375%, due 7/15/16 (b)                              461,000        484,050

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Commercial Services & Supplies (continued)
  Hertz Corp.
     8.875%, due 1/1/14                              $    535,000   $    557,737
  Mac-Gray Corp.
     7.625%, due 8/15/15                                  459,000        461,295
  Mobile Mini, Inc.
     6.875%, due 5/1/15 (a)                               480,000        465,600
  Mobile Services Group, Inc.
     9.75%, due 8/1/14 (a)                                535,000        569,775
  Rent-A-Center, Inc.
     Series B
     7.50%, due 5/1/10                                    461,000        467,915
  Rental Services Corp.
     9.50%, due 12/1/14 (a)(b)                            243,000        247,860
  Service Corp. International
     7.00%, due 6/15/17                                   638,000        607,695
  United Rentals North America, Inc.
     6.50%, due 2/15/12                                   428,000        420,510
  Viant Holdings, Inc.
     10.125%, due 7/15/17 (a)                             316,000        317,580
  Waste Services, Inc.
     9.50%, due 4/15/14                                   524,000        550,855
  WCA Waste Corp.
     9.25%, due 6/15/14                                   597,000        620,880
                                                                    ------------
                                                                       9,314,389
                                                                    ------------
  Construction Materials - 0.4%
  Texas Industries, Inc.
     7.25%, due 7/15/13                                    88,000         88,220
  U.S. Concrete, Inc.
     8.375%, due 4/1/14                                   369,000        368,077
                                                                    ------------
                                                                         456,297
                                                                    ------------
  Containers & Packaging - 2.6%
  AEP Industries, Inc.
     7.875%, due 3/15/13                                  129,000        129,000
  Berry Plastics Holding Corp.
     8.875%, due 9/15/14                                  435,000        440,437
     10.25%, due 3/1/16 (b)                               398,000        398,000
  Crown Americas LLC/Crown Americas
     Capital Corp.
     7.625%, due 11/15/13                                 380,000        383,800
  Graham Packaging Co., Inc.
     8.50%, due 10/15/12                                  144,000        144,900
     9.875%, due 10/15/14 (b)                             195,000        197,194
  Owens-Brockway Glass Container, Inc.
     7.75%, due 5/15/11                                   625,000        641,406
  Plastipak Holdings, Inc.
     8.50%, due 12/15/15 (a)                              265,000        274,275
  Pregis Corp.
     12.375%, due 10/15/13                                269,000        302,625
                                                                    ------------
                                                                       2,911,637
                                                                    ------------
  Diversified Financial Services - 8.4%
  Altra Industrial Motion, Inc.
     9.00%, due 12/1/11                                   369,000        381,915
     9.00%, due 12/1/11 (a)                                61,000         63,135
  Couche-Tard U.S. L.P.
     7.50%, due 12/15/13                                  391,000        393,932

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Diversified Financial Services (continued)
  Ford Motor Credit Co.
     8.00%, due 12/15/16                             $    324,000   $    310,343
@    9.875%, due 8/10/11                                1,412,000      1,482,082
@ General Motors Acceptance
  Corp.
     6.875%, due 9/15/11                                  936,000        920,700
  Global Cash Access LLC/Global
  Cash
     Finance Corp.
     8.75%, due 3/15/12                                   218,000        226,175
  Hawker Beechcraft Acquisition Co.
     LLC/Hawker Beechcraft Notes
     Co.
     8.50%, due 4/1/15 (a)                                173,000        178,622
     9.75%, due 4/1/17 (a)(b)                             347,000        362,615
  Idearc, Inc.
     8.00%, due 11/15/16                                  821,000        829,210
  JOSTENS IH Corp.
     7.625%, due 10/1/12                                  535,000        532,325
  KAR Holdings, Inc.
     8.75%, due 5/1/14 (a)                                450,000        441,000
  KRATON Polymers LLC/KRATON
     Polymers Capital Corp.
     8.125%, due 1/15/14                                  406,000        395,850
  Nalco Finance Holdings, Inc.
     9.00%, beginning 2/1/09
     (zero coupon), due 2/1/14 (b)                        299,000        272,090
  PGS Solutions, Inc.
     9.625%, due 2/15/15 (a)                              435,000        439,849
  Pinnacle Foods LLC/Pinnacle Foods
     Financial Corp.
     9.25%, due 4/1/15 (a)                                246,000        237,390
     10.625%, due 4/1/17 (a)(b)                            99,000         95,287
  PNA Intermediate Holdings Corp.
     12.36%, due 2/15/13 (a)(c)                           270,000        272,700
  Rainbow National Services LLC
     10.375%, due 9/1/14 (a)                              229,000        251,327
  Snoqualmie Entertainment
  Authority
     9.125%, due 2/1/15 (a)                               185,000        189,625
  Southern Star Central Corp.
     6.75%, due 3/1/16                                    162,000        159,570
  Standard Aero Holdings, Inc.
     8.25%, due 9/1/14                                    278,000        296,070
  Travelport LLC
     9.985%, due 9/1/14 (a)(c)                            566,000        580,150
  Yankee Acquisition Corp.
     8.50%, due 2/15/15                                   150,000        145,500
     9.75%, due 2/15/17 (b)                               100,000         96,750
                                                                    ------------
                                                                       9,554,212
                                                                    ------------
  Diversified Telecommunication Services - 1.7%
  Cincinnati Bell, Inc.
     8.375%, due 1/15/14                                  428,000        432,280
  GCI, Inc.
     7.25%, due 2/15/14                                   479,000        452,655
  Qwest Capital Funding, Inc.
     6.875%, due 7/15/28                                  682,000        595,897
  Time Warner Telecommunications
     Holdings, Inc.
     9.25%, due 2/15/14 (b)                               468,000        496,080
                                                                    ------------
                                                                       1,976,912
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Electric Utilities - 2.8%
  CMS Energy Corp.
     8.50%, due 4/15/11                              $    767,000   $    815,796
  Edison Mission Energy
     7.00%, due 5/15/17 (a)                               200,000        188,500
@    7.50%, due 6/15/13                                   848,000        839,520
  Inergy, L.P./Inergy Finance Corp.
     6.875%, due 12/15/14                                 387,000        366,682
  Mirant North America LLC
     7.375%, due 12/31/13                                 488,000        498,980
  Sierra Pacific Resources
     6.75%, due 8/15/17                                   516,000        507,259
                                                                    ------------
                                                                       3,216,737
                                                                    ------------
  Electronic Equipment & Instruments - 0.5%
  Itron, Inc.
     7.75%, due 5/15/12                                   520,000        521,300
                                                                    ------------
  Energy Equipment & Services - 0.3%
  Pride International, Inc.
     7.375%, due 7/15/14                                  317,000        317,792
                                                                    ------------
  Engineering & Construction - 0.4%
  Esco Corp.
     8.625%, due 12/15/13 (a)                             450,000        472,500
                                                                    ------------
  Food & Staples Retailing - 0.2%
  Stater Brothers Holdings, Inc.
     8.125%, due 6/15/12                                  273,000        275,047
                                                                    ------------
  Food Products - 0.8%
  Del Monte Corp.
     8.625%, due 12/15/12                                 280,000        289,100
  Reddy Ice Holdings, Inc.
     10.50%, beginning 11/1/08
     (zero coupon), due 11/1/12                           638,000        599,720
                                                                    ------------
                                                                         888,820
                                                                    ------------
  Health Care Equipment & Supplies - 1.2%
  Cooper Cos., Inc. (The)
     7.125%, due 2/15/15 (a)                              400,000        396,000
  Fresenius Medical Capital Trust IV
     7.875%, due 6/15/11                                  240,000        248,400
  Hanger Orthopedic Group, Inc.
     10.25%, due 6/1/14                                   218,000        234,350
  Norcross Safety Products LLC
     Series B
     9.875%, due 8/15/11                                  295,000        310,487
  Safety Products Holdings, Inc.
     Series B
     11.75%, due 1/1/12 (f)                               120,044        126,646
                                                                    ------------
                                                                       1,315,883
                                                                    ------------
  Health Care Providers & Services - 2.5%
  DaVita, Inc.
     7.25%, due 3/15/15                                   258,000        254,775
  HCA, Inc.
     5.75%, due 3/15/14                                   394,000        333,422
     6.25%, due 2/15/13                                    44,000         39,710
     9.25%, due 11/15/16 (a)                              549,000        584,685

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Health Care Providers & Services (continued)
  IASIS Healthcare LLC
     8.75%, due 6/15/14                              $    295,000   $    295,000
  Res-Care, Inc.
     7.75%, due 10/15/13                                  431,000        441,775
  Tenet Healthcare Corp.
     6.50%, due 6/1/12                                    111,000         99,345
     7.375%, due 2/1/13                                    44,000         39,765
     9.25%, due 2/1/15                                    442,000        419,900
     9.875%, due 7/1/14                                   111,000        109,890
  Triad Hospitals, Inc.
     7.00%, due 11/15/13                                  191,000        200,779
                                                                    ------------
                                                                       2,819,046
                                                                    ------------
  Hotels, Restaurants & Leisure - 6.2%
  Fontainebleau Las Vegas Holdings LLC/
     Fontainebleau Las Vegas Capital Corp.
     10.25%, due 6/15/15 (a)                              600,000        591,000
  Herbst Gaming, Inc.
     8.125%, due 6/1/12                                   457,000        461,570
  Inn of the Mountain Gods
     Resort & Casino
     12.00%, due 11/15/10                                 320,000        343,200
  Majestic Star Casino LLC/ Majestic
     Star Casino Capital Corp. II
     9.75%, due 1/15/11                                   290,000        280,575
  Mandalay Resort Group
     6.375%, due 12/15/11                                 571,000        572,427
  MGM Mirage
     5.875%, due 2/27/14                                  369,000        333,945
  Mohegan Tribal Gaming Authority
     7.125%, due 8/15/14                                  221,000        218,790
  Pinnacle Entertainment, Inc.
     8.75%, due 10/1/13                                   339,000        354,255
  Pokagon Gaming Authority
     10.375%, due 6/15/14 (a)                             324,000        357,210
  San Pasqual Casino
     8.00%, due 9/15/13 (a)                               387,000        390,870
  Scientific Games Corp.
     6.25%, due 12/15/12                                  424,000        407,570
  Seneca Gaming Corp.
     7.25%, due 5/1/12                                    332,000        336,565
  Shingle Springs Tribal Gaming Authority
     9.375%, due 6/15/15 (a)(b)                           400,000        403,500
  Six Flags, Inc.
     8.875%, due 2/1/10 (b)                               103,000        101,712
     9.75%, due 4/15/13 (b)                               118,000        111,067
  Station Casinos, Inc.
     7.75%, due 8/15/16                                   406,000        401,940
  Tunica-Biloxi Gaming Authority
     9.00%, due 11/15/15 (a)                              290,000        303,050
  Turning Stone Resort Casino Enterprise
     9.125%, due 12/15/10 (a)                             181,000        184,167
     9.125%, due 9/15/14 (a)                              269,000        273,708
  Vail Resorts, Inc.
     6.75%, due 2/15/14                                   273,000        265,834

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Hotels, Restaurants & Leisure (continued)
  Wynn Las Vegas LLC
     6.625%, due 12/1/14                             $    424,000   $    408,630
                                                                    ------------
                                                                       7,101,585
                                                                    ------------
  Household Durables - 2.3%
  ALH Finance LLC
     8.50%, due 1/15/13 (b)                               553,000        548,853
  Beazer Homes USA, Inc.
     6.50%, due 11/15/13                                  188,000        161,680
  KB Home
     5.75%, due 2/1/14                                    360,000        316,800
  Norcraft Cos., L.P./Norcraft Finance Corp.
     9.00%, due 11/1/11                                   129,000        133,193
  Norcraft Holdings L.P.
     9.75%, beginning 9/1/08
     (zero coupon), due 9/1/12                            361,000        330,315
  Sealy Mattress Co.
     8.25%, due 6/15/14                                   424,000        434,600
  Simmons Co.
     7.875%, due 1/15/14                                  302,000        300,490
     10.00%, beginning 12/15/09
     (zero coupon), due 12/15/14                          428,000        359,520
                                                                    ------------
                                                                       2,585,451
                                                                    ------------
  Household Products - 1.2%
  American Greetings Corp.
     7.375%, due 6/1/16                                   560,000        565,600
  JohnsonDiversey Holdings, Inc.
     10.67%, due 5/15/13                                  421,000        435,735
  JohnsonDiversey, Inc.
     Series B
     9.625%, due 5/15/12                                  353,000        368,444
                                                                    ------------
                                                                       1,369,779
                                                                    ------------
  IT Services - 0.9%
  Activant Solutions, Inc.
     9.50%, due 5/1/16                                    284,000        279,030
  Iron Mountain, Inc.
     8.75%, due 7/15/18 (b)                               344,000        354,320
  Sungard Data Systems, Inc.
     9.125%, due 8/15/13                                  423,000        433,046
                                                                    ------------
                                                                       1,066,396
                                                                    ------------
  Leisure Equipment & Products - 0.9%
  Leslie's Poolmart
     7.75%, due 2/1/13                                    483,000        480,585
  True Temper Sports, Inc.
     8.375%, due 9/15/11                                  553,000        483,875
                                                                    ------------
                                                                         964,460
                                                                    ------------
  Machinery - 1.2%
  Baldor Electric Co.
     8.625%, due 2/15/17                                  310,000        327,825
  Columbus McKinnon Corp.
     8.875%, due 11/1/13                                  684,000        723,330
  Gardner Denver, Inc.
     8.00%, due 5/1/13                                    328,000        342,760
                                                                    ------------
                                                                       1,393,915
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Machinery & Engineering - 0.2%
  Douglas Dynamics LLC
     7.75%, due 1/15/12 (a)                          $    270,000   $    256,500
                                                                    ------------
  Media - 9.4%
  Adelphia Communications Corp.
     (Escrow shares)
     13.00%, due 2/15/16 (h)(i)(j)                        468,000        145,080
  Affinity Group, Inc.
     9.00%, due 2/15/12                                   332,000        353,580
  AMC Entertainment, Inc.
     8.00%, due 3/1/14                                    258,000        252,840
  CBD Media Holdings
     9.25%, due 7/15/12                                   498,000        515,430
@ CCH I LLC
     11.00%, due 10/1/15                                  967,000      1,009,306
  CCH II LLC/CCH II Capital Corp.
     10.25%, due 9/15/10                                  369,000        385,605
  CCO Holdings LLC/CCO Holdings
     Capital Corp.
     8.75%, due 11/15/13                                  147,000        149,573
  CSC Holdings, Inc.
     6.75%, due 4/15/12                                   608,000        577,600
     7.625%, due 7/15/18                                  468,000        444,600
  Dex Media, Inc.
     8.00%, due 11/15/13                                  291,000        295,365
     9.00%, beginning 11/15/08
     (zero coupon), due 11/15/13                          413,000        388,736
  DirectTV Holdings, Inc.
     8.375%, due 3/15/13                                  387,000        404,899
  EchoStar DBS Corp.
     5.75%, due 10/1/08                                   465,000        463,838
  Mediacom Broadband LLC
     8.50%, due 10/15/15 (a)                              111,000        111,555
     8.50%, due 10/15/15                                  295,000        296,475
  Medianews Group, Inc.
     6.375%, due 4/1/14                                   520,000        432,900
  Nexstar Finance Holdings LLC
     11.375%, beginning 4/1/08
     (zero coupon), due 4/1/13                            343,000        336,998
  Nexstar Finance, Inc.
     7.00%, due 1/15/14                                   295,000        292,050
  PanAmSat Corp.
     9.00%, due 8/15/14                                   257,000        267,923
  R.H. Donnelley Corp.
     8.875%, due 1/15/16                                  468,000        486,720
  River Rock Entertainment
  Authority
     9.75%, due 11/1/11                                   221,000        232,050
  Salem Communications Corp.
     7.75%, due 12/15/10                                  560,000        565,600
  Sinclair Broadcast Group, Inc.
     8.00%, due 3/15/12                                   273,000        281,190
  Umbrella Acquisition
     9.75%, due 3/15/15 (a)(b)(f)                         560,000        553,000
  Vertis, Inc.
     Series B
     10.875%, due 6/15/09 (b)                             269,000        263,620
     13.50%, due 12/7/09 (a)(b)                           221,000        176,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Media (continued)
  Warner Music Group
     7.375%, due 4/15/14                             $    332,000   $    308,760
  WMG Holdings Corp.
     9.50%, beginning 12/15/09
     (zero coupon), due 12/15/14                          446,000        338,960
  Young Broadcasting, Inc.
     8.75%, due 1/15/14                                    74,000         69,930
     10.00%, due 3/1/11                                   375,000        373,125
                                                                    ------------
                                                                      10,774,108
                                                                    ------------
  Metals & Mining - 3.1%
  AK Steel Corp.
     7.875%, due 2/15/09                                  293,000        292,268
  Aleris International, Inc.
     9.00%, due 12/15/14 (a)(f)                           170,000        171,488
  Century Aluminum Co.
     7.50%, due 8/15/14                                   350,000        353,063
  Chaparral Steel Co.
     10.00%, due 7/15/13                                  279,000        304,459
  Freeport-McMoRan Copper & Gold, Inc.
     8.25%, due 4/1/15                                    490,000        516,950
     8.375%, due 4/1/17                                   490,000        523,075
  International Steel Group, Inc.
     6.50%, due 4/15/14                                   258,000        263,088
  Mueller Water Products, Inc.
     7.375%, due 6/1/17 (a)                               400,000        396,644
  PNA Group, Inc.
     10.75%, due 9/1/16 (a)                               269,000        293,210
  Steel Dynamics, Inc.
     6.75%, due 4/1/15 (a)                                480,000        470,400
                                                                    ------------
                                                                       3,584,645
                                                                    ------------
  Multiline Retail - 0.4%
  Neiman-Marcus Group, Inc.
     9.00%, due 10/15/15 (f)                              461,000        493,270
                                                                    ------------
  Multi-Utilities & Unregulated Power - 3.2%
  AES Corp. (The)
     8.75%, due 5/15/13 (a)                               575,000        606,625
  NRG Energy, Inc.
     7.25%, due 2/1/14                                    273,000        273,683
     7.375%, due 2/1/16                                   630,000        631,575
  Reliant Energy, Inc.
     6.75%, due 12/15/14                                  313,000        319,260
     7.625%, due 6/15/14                                  775,000        755,625
@ Williams Cos., Inc.
     7.625%, due 7/15/19                                1,032,000      1,088,760
                                                                    ------------
                                                                       3,675,528
                                                                    ------------
  Oil & Gas - 8.2%
  Allis-Chalmers Energy, Inc.
     8.50%, due 3/1/17                                    105,000        104,869
     9.00%, due 1/15/14                                   369,000        375,458
  Chaparral Energy, Inc.
     8.50%, due 12/1/15                                   535,000        522,963

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Oil & Gas (continued)
  Chesapeake Energy Corp.
     6.50%, due 8/15/17                              $    369,000   $    349,628
     6.625%, due 1/15/16                                  358,000        344,575
     6.875%, due 1/15/16                                  295,000        288,363
  Complete Production Services, Inc.
     8.00%, due 12/15/16 (a)                              462,000        466,620
  Comstock Resources, Inc.
     6.875%, due 3/1/12                                   284,000        271,220
  Denbury Resources, Inc.
     7.50%, due 12/15/15                                  407,000        405,983
@ Dynegy Holdings, Inc.
     7.75%, due 6/1/19 (a)                                910,000        846,300
  El Paso Corp.
     7.00%, due 6/15/17                                   560,000        553,865
  Encore Acquisition Co.
     7.25%, due 12/1/17                                   424,000        390,080
  Ferrellgas L.P.
     6.75%, due 5/1/14                                    350,000        331,625
  Hilcorp Energy I, L.P.
     9.00%, due 6/1/16 (a)                                291,000        301,185
  MarkWest Energy Partners, L.P.
     Series B
     6.875%, due 11/1/14                                  590,000        557,550
  Plains Exploration & Production Co.
     7.00%, due 3/15/17                                   375,000        355,313
  SESI LLC
     6.875%, due 6/1/14                                   483,000        469,718
  Stone Energy Corp.
     8.106%, due 7/15/10 (a)(c)                           634,000        634,000
  Swift Energy Co.
     7.625%, due 7/15/11                                  203,000        205,538
  Targa Resources, Inc.
     8.50%, due 11/1/13 (a)                               535,000        543,025
  Tesoro Corp.
     6.50%, due 6/1/17 (a)                                230,000        224,825
  Transcontinental Gas Pipeline Corp.
     6.40%, due 4/15/16                                   560,000        561,400
  Whiting Petroleum Corp.
     7.00%, due 2/1/14                                    218,000        204,920
                                                                    ------------
                                                                       9,309,023
                                                                    ------------
  Paper & Forest Products - 1.4%
  Appleton Papers, Inc.
     8.125%, due 6/15/11                                  350,000        360,500
  Buckeye Technologies, Inc.
     8.00%, due 10/15/10                                  406,000        406,000
@ Georgia-Pacific Corp.
     8.125%, due 5/15/11                                  820,000        837,425
                                                                    ------------
                                                                       1,603,925
                                                                    ------------
  Pharmaceuticals - 0.4%
  NBTY, Inc.
     7.125%, due 10/1/15                                  479,000        474,210
                                                                    ------------
  Real Estate - 1.6%
  American Real Estate Partners, L.P.
     7.125%, due 2/15/13                                  568,000        548,120

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Real Estate (continued)
  Ashton Woods USA LLC
     9.50%, due 10/1/15                              $    489,000   $    452,325
  Host Marriott L.P.
     7.125%, due 11/1/13                                  391,000        390,511
  Realogy Corp.
     10.50%, due 4/15/14 (a)(b)                           425,000        404,813
                                                                    ------------
                                                                       1,795,769
                                                                    ------------
  Semiconductors & Semiconductor Equipment - 0.7%
  Amkor Technologies, Inc.
     9.25%, due 6/1/16                                    535,000        551,050
  Freescale Semiconductor, Inc.
     8.875%, due 12/15/14 (a)                             233,000        222,515
                                                                    ------------
                                                                         773,565
                                                                    ------------
  Specialty Retail - 1.9%
  Asbury Automotive Group, Inc.
     7.625%, due 3/15/17 (a)                              370,000        364,450
  Claire's Stores, Inc.
     10.50%, due 6/1/17 (a)(b)                            590,000        538,375
  General Nutrition Centers, Inc.
     9.796%, due 3/15/14 (a)(b)(f)                        540,000        521,100
  Lazy Days RV Center, Inc.
     11.75%, due 5/15/12                                  380,000        391,400
  Nebraska Book Co., Inc.
     8.625%, due 3/15/12                                  184,000        182,620
  United Auto Group, Inc.
     7.75%, due 12/15/16                                  144,000        143,280
                                                                    ------------
                                                                       2,141,225
                                                                    ------------
  Telecommunications - 1.4%
  Cricket Communications, Inc.
     9.375%, due 11/1/14 (a)                              250,000        258,125
  MetroPCS Wireless, Inc.
     9.25%, due 11/1/14 (a)                               258,000        266,385
  Qwest Communications International, Inc.
     7.50%, due 2/15/14                                   660,000        668,250
  Windstream Corp.
     7.00%, due 3/15/19                                   470,000        448,850
                                                                    ------------
                                                                       1,641,610
                                                                    ------------
  Transportation Infrastructure - 0.4%
  Bristow Group, Inc.
     6.125%, due 6/15/13                                  481,000        453,343
                                                                    ------------
  Wireless Telecommunication Services - 1.5%
@ American Tower Corp.
     7.125%, due 10/15/12                                 866,000        885,485
  Dobson Communications Corp.
     8.875%, due 10/1/13 (b)                              184,000        192,280
  Rural Cellular Corp.
     8.25%, due 3/15/12 (b)                               100,000        102,250
  Syniverse Technologies
     Series B
     7.75%, due 8/15/13                                   514,000        490,870
                                                                    ------------
                                                                       1,670,885
                                                                    ------------
  Total Corporate Bonds
     (Cost $103,270,668)                                             102,560,101
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  FOREIGN CORPORATE BONDS 5.5%
  Chemicals - 0.4%
  Ineos Group Holdings PLC
     8.50%, due 2/15/16 (a)(b)                       $    428,000   $    418,370
                                                                    ------------
  Diversified Financial Services - 0.5%
  JSG Funding PLC
     9.625%, due 10/1/12                                   61,000         63,898
  Nell AF SARL
     8.375%, due 8/15/15 (a)(b)                           273,000        261,398
  Petroplus Finance, Ltd.
     6.75%, due 5/1/14 (a)                                140,000        134,750
     7.00%, due 5/1/17 (a)                                125,000        120,313
                                                                    ------------
                                                                         580,359
                                                                    ------------
  Electronic Equipment & Instruments - 0.4%
  Flextronics International, Ltd.
     6.50%, due 5/15/13                                   461,000        434,493
                                                                    ------------
  Health Care Equipment & Supplies - 0.4%
  FMC Finance III S.A.
     6.875%, due 7/15/17 (a)                              480,000        470,400
                                                                    ------------
  Hotels, Restaurants & Leisure - 0.3%
  Great Canadian Gaming Corp.
     7.25%, due 2/15/15 (a)                               395,000        393,025
                                                                    ------------
  IT Services - 0.3%
  Seagate Technology HDD Holdings
     6.80%, due 10/1/16                                   317,000        304,320
                                                                    ------------
  Metals & Mining - 0.8%
  Novelis, Inc.
     7.25%, due 2/15/15                                   509,000        522,361
  Russel Metals, Inc.
     6.375%, due 3/1/14                                   387,000        371,520
                                                                    ------------
                                                                         893,881
                                                                    ------------
  Oil & Gas - 0.8%
  Compton Petroleum Finance Corp.
     7.625%, due 12/1/13                                  380,000        375,250
  OPTI Canada, Inc.
     8.25%, due 12/15/14 (a)                              548,000        556,220
                                                                    ------------
                                                                         931,470
                                                                    ------------
  Semiconductors & Semiconductor Equipment - 0.5%
  Magnachip Semiconductor S.A.
     8.61%, due 12/15/11 (b)(c)                           431,000        385,745
  SENSATA TECHNOLOGIES B.V.
     8.00%, due 5/1/14                                    245,000        236,425
                                                                    ------------
                                                                         622,170
                                                                    ------------
  Specialty Retail - 0.4%
  Dollarama Group, L.P.
     8.875%, due 8/15/12                                  409,000        419,225
                                                                    ------------
  Wireless Telecommunication Services - 0.7%
  Inmarsat Finance PLC
     7.625%, due 6/30/12                                  216,000        223,290
     10.375%, beginning 11/15/08
     (zero coupon), due 11/15/12                          369,000        351,934

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  Wireless Telecommunication Services (continued)
  Intelsat Bermuda Ltd.
     9.25%, due 6/15/16                              $    221,000   $    234,813
                                                                    ------------
                                                                         810,037
                                                                    ------------
  Total Foreign Corporate Bonds
     (Cost $6,414,540)                                                 6,277,750
                                                                    ------------
  Total Long-Term Bonds
     (Cost $109,685,208)                                             108,837,851
                                                                    ------------

                                                        SHARES
                                                     ------------
  PREFERRED STOCKS 1.4%
  Media - 1.4%
  Haights Cross Communications, Inc.
     16.00% Class B (e)(g)(h)                               6,286        242,011
  ION Media Networks, Inc.
     14.25% (f)(h)                                             67        603,000
  Spanish Broadcasting System, Inc.
     10.75% Series B (f)                                      733        796,649
                                                                    ------------
  Total Preferred Stocks
     (Cost $1,615,399)                                                 1,641,660
                                                                    ------------

                                                       NUMBER OF
                                                       WARRANTS
                                                     ------------
  WARRANTS 0.0%++
  Media - 0.0%++
  Haights Cross Communications, Inc.
     Strike Price $0.001
     Expire 12/10/11 (e)(g)(h)(i)                               7              0(l)
     Preferred Class A
     Strike Price $0.001
     Expire 12/10/11 (e)(g)(h)(i)                           6,225             62
                                                                    ------------
  Total Warrants
     (Cost $62)                                                               62
                                                                    ------------

                                                        SHARES
                                                     ------------
  COMMON STOCKS 0.4%
  Chemicals - 0.1%
  Huntsman Corp.                                            4,329        105,238
                                                                    ------------
  Media - 0.3%
  Adelphia Contingent Value
     Vehicle (h)                                          454,546         41,762
  Time Warner Cable, Inc.
     Class A (b)(h)                                         8,467        331,652
                                                                    ------------
                                                                         373,414
                                                                    ------------
  Total Common Stocks
     (Cost $436,022)                                                     478,652
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
  SHORT-TERM INVESTMENTS 10.1%
  Commercial Paper - 1.0%
  International Lease Finance
     5.32%, due 7/2/07                               $    275,000   $    274,960
  Lexington Parker Capital Co.
     5.319%, due 7/3/07 (k)                               866,398        866,398
                                                                    ------------
  Total Commercial Paper
     (Cost $1,141,358)                                                 1,141,358
                                                                    ------------
  Federal Agency - 0.5%
  Federal Home Loan Bank
     (Discount Note)
     4.90%, due 7/2/07                                    590,000        589,920
                                                                    ------------
  Total Federal Agency
     (Cost $589,920)                                                     589,920
                                                                    ------------

                                                        SHARES
                                                     ------------
  Investment Company - 1.9%
  BGI Institutional Money
  Market Fund (k)                                       2,194,769      2,194,769
                                                                    ------------
  Total Investment Company
     (Cost $  2,194,769)                                               2,194,769
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                     ------------
  Repurchase Agreement - 2.5%
  Morgan Stanley & Co.
     5.48%, dated 6/29/07
     due 7/2/07
     Proceeds at Maturity $2,889,313
     (Collateralized by various
     Corporate Bonds, with rates
     between 0.00%-8.40% and
     maturity dates between
     8/1/07-12/15/20, with a Principal
     Amount of $3,024,221 and a
     Market Value of $2,981,778) (k)                 $  2,887,994      2,887,994
                                                                    ------------
  Total Repurchase Agreement
     (Cost $2,887,994)                                                 2,887,994
                                                                    ------------
  Time Deposits - 4.2%
  Abbey National PLC
     5.29%, due 7/2/07 (k)                              1,010,798      1,010,798
  Fortis Bank
     5.30%, due 7/30/07 (k)                               866,398        866,398
  Societe Generale
     5.32%, due 7/2/07 (k)                              2,887,995      2,887,995
                                                                    ------------
  Total Time Deposits
     (Cost $4,765,191)                                                 4,765,191
                                                                    ------------
  Total Short-Term Investments
     (Cost $11,579,232)                                               11,579,232
                                                                    ------------
  Total Investments
     (Cost $123,315,923) (m)                                107.4%   122,537,457
  Liabilities in Excess of
     Cash and Other Assets                                   (7.4)    (8,448,152)
                                                     ------------   ------------
  Net Assets                                                100.0%  $114,089,305
                                                     ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

@ Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

++   Less than one-tenth of a percent.

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at June 30, 2007 is $26,177,410 which represents 22.9% of the Fund's net assets.

(b)  Represents a security, or a portion thereof, which is out on loan.

(c)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2007.

(d) Target Return Index Securities Trust. Static portfolio originally comprised of 100 High Yield bonds selected from the Lehman Brothers High Yield Index.

(e) Illiquid security. The total market value of these securities at June 30, 2007 is $242,073 which represents 0.2% of the Fund's net assets.

(f) PIK ("Payment in Kind") - Interest or dividend payments may be made with additional securities or paid in cash.

(g) Restricted security. The total market value of these securities at June 30, 2007 is $242,073 which represents 0.2% of the Fund's net assets.

(h)  Non-income producing security.

(i) Fair valued securities. The total market value of these securities at June 30, 2007 is $145,142 which represents 0.1% of the Fund's net assets.

(j)  Issue in default.

(k) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(l)  Less than one dollar.

(m) At June 30, 2007, cost is identical for book and federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation   $1,812,036
Gross unrealized depreciation    2,590,502)
                                ----------
Net unrealized depreciation     $ (778,466)
                                ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS:
   Investment in securities at value
      (cost $123,315,923) including $10,443,237
      market value of securities loaned                           $ 122,537,457
   Cash-interest bearing accounts                                       542,722
   Dividends and interest receivable                                  2,160,767
   Receivable for securities sold                                       488,712
   Other assets                                                          31,306
                                                                  -------------
      Total assets                                                  125,760,964
                                                                  -------------
LIABILITIES:
   Securities lending collateral                                     10,714,352
   Payable for securities purchased                                     856,688
   Payable to Advisor, net (See Note F)                                  47,274
   Audit fees payable                                                    19,000
   Legal fees payable                                                     9,484
   Custody fees payable                                                   6,112
   Administration fees payable (See Note F)                               4,604
   Transfer Agent fees payable (See Note F)                               4,007
   Accounting fees payable (See Note F)                                   3,397
   Trustees fees payable                                                    269
   Accrued expenses                                                       6,472
                                                                  -------------
      Total liabilities                                              11,671,659
                                                                  -------------
Net Assets                                                        $ 114,089,305
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid-in                                                $ 117,170,250
   Accumulated undistributed net investment income                       13,242
   Accumulated net realized loss on investments                      (2,315,721)
   Net unrealized depreciation on investments                          (778,466)
                                                                  -------------
                                                                  $ 114,089,305
                                                                  =============
Net Assets:
   Class McMorgan                                                 $ 114,089,305
                                                                  =============
Shares Outstanding:
   Class McMorgan                                                    11,387,093
                                                                  =============
Net asset value and redemption price per share:
   Class McMorgan                                                 $       10.02
                                                                  =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME:
   Interest                                                        $ 11,095,417
   Dividends                                                             93,698
   Income from securities loaned - net                                   88,602
                                                                   ------------
      Total investment income                                        11,277,717
                                                                   ------------
Expenses:
   Investment advisory fees (Note F)                                    710,496
   Administration fees (See Note F)                                      69,041
   Legal fees                                                            45,340
   Accounting fees (See Note F)                                          44,896
   Custodian fees                                                        37,625
   Insurance fees                                                        30,671
   Trustees fees                                                         28,150
   Registration expenses                                                 19,966
   Auditing fees                                                         19,000
   Transfer agent fees (See Note F)                                      16,505
   Report to shareholder expense                                         12,493
   Miscellaneous expenses                                                 4,832
                                                                   ------------
      Total expenses                                                  1,039,015
                                                                   ------------
Net investment income                                                10,238,702
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                    (693,208)
   Redemption in-kind                                                   887,575
   Net change in unrealized depreciation on investments               3,672,081
                                                                   ------------
   Net realized and unrealized gain on investments                    3,866,448
                                                                   ------------
Increase in net assets from operations                             $ 14,105,150
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED
                                                            6/30/2007      6/30/2006
                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $ 10,238,702   $ 10,926,950
   Net realized loss on investments                           (693,208)    (1,637,052)
   Redemption in-kind                                          887,575             --
   Net change in unrealized depreciation on investments      3,672,081     (3,291,918)
                                                          ------------   ------------
   Increase in net assets                                   14,105,150      5,997,980
                                                          ------------   ------------
Dividends and distributions to shareholders:
   From net investment income                              (10,711,029)   (10,470,194)
   From capital gains                                               --       (185,264)
                                                          ------------   ------------
   Total dividends and distributions to shareholders       (10,711,029)   (10,655,458)
                                                          ------------   ------------
Capital share transactions:
   Net proceeds from sale of shares                          1,764,431     31,515,539
   Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions           10,711,029     10,288,697
                                                          ------------   ------------
                                                            12,475,460     41,804,236
   Cost of shares redeemed                                 (55,662,899)    (8,249,945)
                                                          ------------   ------------
   Increase (decrease) in net assets derived from
      capital share transactions                           (43,187,439)    33,554,291
                                                          ------------   ------------
   Total increase (decrease) in net assets                 (39,793,318)    28,896,813
Net Assets:
   Beginning of year                                       153,882,623    124,985,810
                                                          ------------   ------------
   End of year (including undistributed net investment
      income of $13,242 and $684,507, respectively)       $114,089,305   $153,882,623
                                                          ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND                                                   MCMORGAN FUNDS

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                CLASS MCMORGAN
                                                                ---------------------------------------------
                                                                      YEAR ENDED JUNE 30,           FOR THE
                                                                ------------------------------   PERIOD ENDED
                                                                  2007       2006       2005      6/30/2004*
                                                                --------   --------   --------   ------------
Net asset value, at beginning of period                         $   9.84   $  10.14   $   9.94    $ 10.00
                                                                --------   --------   --------    -------
   Income from investment operations:
   Net investment income                                            0.74       0.75       0.72       0.48
   Net realized and unrealized gain (loss) on investments           0.20      (0.31)      0.25      (0.06)
                                                                --------   --------   --------    -------
      Total from investment operations                              0.94       0.44       0.97       0.42
                                                                --------   --------   --------    -------
   Less dividends and distributions:
   From net investment income                                      (0.76)     (0.73)     (0.72)     (0.48)
   From capital gains                                                 --      (0.01)     (0.05)        --
                                                                --------   --------   --------    -------
      Total dividends and distributions                            (0.76)     (0.74)     (0.77)     (0.48)
                                                                --------   --------   --------    -------
Net asset value, at end of period                               $  10.02   $   9.84   $  10.14    $  9.94
                                                                ========   ========   ========    =======
Total return                                                        9.78%      4.45%      9.94%      4.23%(a)
Ratios/Supplemental Data:
   Net assets, at end of period (in 000's)                      $114,089   $153,883   $124,986    $55,890
   Ratio of expenses to average net assets before
      reimbursement and recovery of expenses by Advisor             0.73%      0.72%      0.75%      0.81%+
   Ratio of expenses to average net assets after
      reimbursement and recovery of expenses by Advisor             0.73%      0.74%      0.75%      0.75%+
   Ratio of net investment income to average net assets
      before reimbursement and recovery of expenses by Advisor      7.21%      7.56%      7.24%      7.62%+
   Ratio of net investment income to average net assets after
      reimbursement and recovery of expenses by Advisor             7.21%      7.54%      7.24%      7.68%+
   Portfolio turnover                                                 44%        38%        86%     40.00%

----------
*    The Fund commenced operations on November 3, 2003.

(a)  Total return is not annualized.

+    Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007

COMMON STOCKS 65.4%

                                                          SHARES        VALUE
                                                        ----------   -----------
  Consumer Discretionary - 7.6%
  Aeropostale, Inc. (a)                                        401   $    16,714
  American Eagle Outfitters, Inc.                            2,028        52,038
  American Greetings Corp. Class A                             647        18,330
  AnnTaylor Stores Corp. (a)                                   383        13,566
  ArvinMeritor, Inc. (b)                                       840        18,648
  AutoZone, Inc. (a)                                           580        79,240
  Barnes & Noble, Inc.                                         303        11,656
  Beazer Homes USA, Inc.                                       168         4,145
  Belo Corp. Class A                                           683        14,063
  Big Lots, Inc. (a)                                         1,321        38,864
  Black & Decker Corp. (The)                                   789        69,677
  Blyth, Inc.                                                  269         7,150
  Bob Evans Farms, Inc. (b)                                    419        15,440
  BorgWarner, Inc.                                             249        21,424
  Brinker International, Inc.                                  704        20,606
  Brunswick Corp.                                            1,075        35,077
  Career Education Corp. (a)                                 1,012        34,175
  CBRL Group, Inc.                                             271        11,512
  CBS Corp. Class B                                          8,689       289,517
  Centex Corp. (b)                                             717        28,752
  Charming Shoppes, Inc. (a)                                   730         7,906
  Circuit City Stores, Inc.                                    757        11,416
  Clear Channel Communications, Inc.                         2,272        85,927
  Darden Restaurants, Inc.                                     814        35,808
  DeVry, Inc.                                                  488        16,602
  DIRECTV Group, Inc. (The) (a)                              9,154       211,549
  Dollar General Corp.                                         683        14,971
  Dollar Tree Stores, Inc. (a)                               1,045        45,510
  Dow Jones & Co., Inc.                                         55         3,160
  Eastman Kodak Co. (b)                                      3,386        94,232
  Family Dollar Stores, Inc.                                 1,052        36,105
  Ford Motor Co. (b)                                        10,599        99,843
  Fortune Brands, Inc. (b)                                     115         9,473
  GameStop Corp. Class A (a)                                   590        23,069
  Gannett Co., Inc.                                          2,344       128,803
  Gap, Inc. (The)                                            5,300       101,230
  Goodyear Tire & Rubber Co. (The) (a)                         520        18,075
  Hanesbrands, Inc. (a)                                        207         5,595
  Harman International Industries, Inc.                         91        10,629
  Harrah's Entertainment, Inc.                                 592        50,474
  Harte-Hanks, Inc.                                            151         3,878
  Hasbro, Inc.                                               1,893        59,459
  IAC/InterActiveCorp. (a)                                   2,583        89,398
  John Wiley & Sons, Inc. Class A                              367        17,722
  Johnson Controls, Inc.                                     1,182       136,840
  Jones Apparel Group, Inc.                                    646        18,249
  KB Home (b)                                                  853        33,583
  Kohl's Corp. (a)                                           1,859       132,045
  Lear Corp. (a)                                               216         7,692
  Lee Enterprises, Inc.                                        526        10,972
  Leggett & Platt, Inc.                                      1,624        35,809
  Lennar Corp. Class A (b)                                   1,632        59,666
  M.D.C. Holdings, Inc.                                        333        16,104
  Macy's, Inc.                                               5,680       225,950
  Mattel, Inc.                                               4,594       116,182
  McDonald's Corp.                                           3,719       188,776
  McGraw-Hill Cos., Inc. (The)                               4,145       282,192

                                                          SHARES        VALUE
                                                        ----------   -----------
  Consumer Discretionary (continued)
  Media General, Inc. Class A                                   51   $     1,697
  Mohawk Industries, Inc. (a)(b)                               541        54,527
  Newell Rubbermaid, Inc.                                    3,026        89,055
  NIKE, Inc. Class B                                         1,644        95,829
  Nordstrom, Inc.                                            1,286        65,740
  NVR, Inc. (a)(b)                                              30        20,393
  OfficeMax, Inc.                                              402        15,799
  Omnicom Group, Inc.                                        3,925       207,711
  Payless ShoeSource, Inc. (a)                                 530        16,722
  Phillips-Van Heusen                                          217        13,144
  Polo Ralph Lauren Corp.                                      723        70,934
  RadioShack Corp. (b)                                       1,613        53,455
  Regis Corp. (b)                                              474        18,131
  Ross Stores, Inc.                                            813        25,040
  Ryland Group, Inc. (The) (b)                                  74         2,765
  Saks, Inc.                                                   782        16,696
  Sherwin-Williams Co. (The)                                 1,305        86,743
  Sotheby's Holdings, Inc. Class A                             539        24,805
  Stanley Works (The)                                          440        26,708
  Thor Industries, Inc. (b)                                    379        17,108
  TJX Cos., Inc. (The)                                       5,381       147,978
  Tribune Co.                                                1,095        32,193
  Tupperware Corp.                                             634        18,221
  Viacom, Inc. Class B (a)                                   7,105       295,781
  Walt Disney Co. (The)                                     12,161       415,177
  Wendy's International, Inc.                                1,068        39,249
  Westwood One, Inc.                                           347         2,495
  Whirlpool Corp.                                              137        15,234
                                                                     -----------
                                                                       5,134,818
                                                                     -----------
  Consumer Staples - 4.0%
  Alberto-Culver Co.                                           829        19,664
  Altria Group, Inc.                                        10,744       753,584
  Coca-Cola Co. (The)                                          937        49,014
  Coca-Cola Enterprises, Inc. (b)                            3,169        76,056
  Dean Foods Co.                                             1,425        45,415
  Energizer Holdings, Inc. (a)                                 579        57,668
  Estee Lauder Cos., Inc. (The) Class A                        888        40,413
  General Mills, Inc.                                        4,081       238,412
  H.J. Heinz Co.                                             1,261        59,860
  J.M. Smucker Co. (The)                                       575        36,605
  Kimberly-Clark Corp.                                       2,396       160,268
  Kraft Foods, Inc. Class A                                  2,156        75,999
  Molson Coors Brewing Co. Class B                             348        32,176
  NBTY, Inc. (a)                                               243        10,498
  Pepsi Bottling Group, Inc. (The)                           1,404        47,287
  PepsiAmericas, Inc.                                          617        15,154
  PepsiCo, Inc.                                                991        64,266
  Procter & Gamble Co. (The)                                 9,855       603,027
  Reynolds American, Inc. (b)                                  463        30,188
  Safeway, Inc.                                              2,785        94,774
  Tyson Foods, Inc. Class A                                  1,517        34,952
  Universal Corp.                                              284        17,301
  UST, Inc.                                                    770        41,357
  Wal-Mart Stores, Inc.                                      2,062        99,203
                                                                     -----------
                                                                       2,703,141
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                          SHARES        VALUE
                                                        ----------   -----------
  Energy - 8.4%
  Cameron International Corp. (a)                            1,052   $    75,186
@ Chevron Corp.                                             10,471       882,077
  ConocoPhillips                                             8,764       687,974
  ENSCO International, Inc.                                  1,669       101,826
@ ExxonMobil Corp.                                          22,256     1,866,833
  Frontier Oil Corp.                                           280        12,256
  Halliburton Co.                                           10,261       354,005
  Marathon Oil Corp.                                         7,094       425,356
  National Oilwell Varco, Inc. (a)                           1,918       199,932
  Noble Energy, Inc.                                         1,312        81,856
  Occidental Petroleum Corp.                                 7,148       413,726
  Overseas Shipholding Group, Inc.                             283        23,036
  Patterson-UTI Energy, Inc.                                 1,589        41,648
  Plains Exploration & Production Co. (a)                      222        10,614
  Schlumberger, Ltd.                                           148        12,571
  Tidewater, Inc.                                              584        41,394
  Valero Energy Corp.                                        5,978       441,535
                                                                     -----------
                                                                       5,671,825
                                                                     -----------
  Financials - 15.3%
  A.G. Edwards, Inc.                                           364        30,776
  ACE, Ltd.                                                  3,859       241,265
  Allstate Corp. (The)                                       6,466       397,724
  American Express Co.                                       7,878       481,976
  American Financial Group, Inc.                               712        24,315
  American International Group, Inc.                         4,456       312,054
  AmeriCredit Corp. (a)(b)                                   1,195        31,727
  Ameriprise Financial, Inc.                                 2,819       179,204
  AON Corp.                                                  3,530       150,413
  Apartment Investment & Management Co.
     Class A (REIT) (c)                                        555        27,983
  Archstone-Smith Trust (REIT) (c)                             190        11,231
  Assurant, Inc.                                               813        47,902
  Bank of America Corp.                                      9,032       441,574
  Bank of New York Co., Inc. (The)                          11,016       456,503
  Capital One Financial Corp.                                2,731       214,220
  CB Richard Ellis Group, Inc. Class A (a)                     326        11,899
  Charles Schwab Corp. (The)                                10,114       207,539
  Chubb Corp. (The)                                          3,113       168,538
@ Citigroup, Inc.                                           20,921     1,073,038
  City National Corp.                                          386        29,371
  Comerica, Inc.                                               508        30,211
  Commerce Group, Inc.                                          84         2,916
  Cousins Properties, Inc. (REIT) (c)                          282         8,181
  Everest Re Group, Ltd.                                       157        17,056
  Fidelity National Financial, Inc. Class A                    930        22,041
  First American Corp.                                         274        13,563
  First Niagara Financial Group, Inc.                        1,054        13,807
  Genworth Financial, Inc. Class A                           4,411       151,738
  Goldman Sachs Group, Inc. (The)                            1,963       425,480
  Hartford Financial Services Group, Inc. (The)              3,477       342,519
  HCC Insurance Holdings, Inc.                               1,109        37,052
  Horace Mann Educators Corp.                                  479        10,174
  Huntington Bancshares, Inc. (b)                            1,688        38,385
  Janus Capital Group, Inc. (b)                              1,498        41,704
  JPMorgan Chase & Co.                                      16,827       815,268
  Lehman Brothers Holdings, Inc. (b)                         1,028        76,607
  Lincoln National Corp.                                     1,742       123,595

                                                          SHARES        VALUE
                                                        ----------   -----------
  Financials (continued)
  Mellon Financial Corp.                                     1,280   $    56,320
  Merrill Lynch & Co., Inc.                                  6,100       509,838
  MetLife, Inc.                                              4,828       311,309
  MGIC Investment Corp.                                         42         2,388
  Morgan Stanley                                             6,840       573,739
  National City Corp. (b)                                    4,621       153,972
  New York Community Bancorp                                   479         8,153
  Northern Trust Corp.                                         596        38,287
  Old Republic International Corp.                           1,728        36,737
  Plum Creek Timber Co., Inc. (REIT) (c)                       383        15,956
  PNC Financial Services Group, Inc. (The)                   3,967       283,958
  Potlatch Corp. (REIT) (c)                                    231         9,945
  Principal Financial Group, Inc.                            2,704       157,616
  Prudential Financial, Inc.                                 3,515       341,763
  Radian Group, Inc.                                           782        42,228
  SLM Corp.                                                    580        33,396
  Torchmark Corp.                                              557        37,319
  Travelers Cos., Inc. (The)                                 3,943       210,951
  Unum Group                                                 1,591        41,541
  W.R. Berkley Corp.                                         1,688        54,928
  Wachovia Corp.                                             1,044        53,505
  Washington Mutual, Inc.                                    3,976       169,537
  Wells Fargo & Co.                                          6,767       237,995
  Westamerica Bancorp (b)                                       52         2,300
  XL Capital, Ltd. Class A                                   2,156       181,729
                                                                     -----------
                                                                      10,274,959
                                                                     -----------
  Health Care - 6.5%
  Abbott Laboratories                                           27         1,446
  Advanced Medical Optics, Inc. (a)(b)                         612        21,347
  Aetna, Inc.                                                5,968       294,819
  AmerisourceBergen Corp.                                    2,246       111,110
  Apria Healthcare Group, Inc. (a)(b)                          490        14,097
  Bausch & Lomb, Inc.                                           95         6,597
  Baxter International, Inc.                                 4,308       242,713
  Biomet, Inc.                                                 813        37,170
  Cardinal Health, Inc.                                        999        70,569
  Cigna Corp.                                                3,443       179,793
  Coventry Health Care, Inc. (a)                             1,882       108,497
  DENTSPLY International, Inc.                                 265        10,139
  Edwards Lifesciences Corp. (a)                               596        29,407
  Endo Pharmaceutical Holdings, Inc. (a)                       340        11,638
  Forest Laboratories, Inc. (a)                              3,763       171,781
  Health Management Associates, Inc.
     Class A (b)                                               524         5,953
  Health Net, Inc. (a)                                         196        10,349
  Humana, Inc. (a)                                           1,964       119,627
  Invitrogen Corp. (a)                                         317        23,379
  Johnson & Johnson                                          7,594       467,942
  King Pharmaceuticals, Inc. (a)                             2,803        57,349
  Lincare Holdings, Inc. (a)                                   507        20,204
  McKesson Corp.                                             3,496       208,501
  Medco Health Solutions, Inc. (a)                           1,325       103,337
  Merck & Co., Inc.                                          5,238       260,852
  Mylan Laboratories, Inc.                                     472         8,586
@ Pfizer, Inc.                                              34,339       878,048
  UnitedHealth Group, Inc.                                   9,177       469,312
  Watson Pharmaceuticals, Inc. (a)                           1,200        39,036

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SHARES        VALUE
                                                        ----------   -----------
  Health Care (continued)
  WellCare Health Plans, Inc. (a)(b)                           307   $    27,787
  Wellpoint, Inc. (a)                                        3,926       313,413
  Zimmer Holdings, Inc. (a)                                    624        52,971
                                                                     -----------
                                                                       4,377,769
                                                                     -----------
  Industrials - 7.3%
  AGCO Corp. (a)                                               942        40,892
  Allied Waste Industries, Inc. (a)                            550         7,403
  American Standard Cos., Inc.                                 377        22,235
  Avis Budget Group, Inc. (a)                                1,036        29,453
  Boeing Co. (The)                                           3,689       354,734
  Caterpillar, Inc.                                          5,493       430,102
  ChoicePoint, Inc. (a)                                        776        32,941
  Con-way, Inc.                                                430        21,603
  Corporate Executive Board Co.                                 66         4,284
  Cummins, Inc.                                              1,241       125,602
  Deluxe Corp. (b)                                             543        22,051
  Dun & Bradstreet Corp.                                       621        63,951
  Eaton Corp.                                                1,112       103,416
  Equifax, Inc.                                                627        27,851
@ General Electric Co.                                      26,008       995,586
  Granite Construction, Inc.                                   199        12,772
  HNI Corp.                                                    102         4,182
  Honeywell International, Inc.                              7,703       433,525
  Illinois Tool Works, Inc.                                    786        42,593
  Infrasource Services, Inc. (a)                               121         4,489
  ITT Corp.                                                  1,990       135,877
  KBR, Inc. (a)                                                361         9,469
  Kelly Services, Inc. Class A                                 144         3,954
  Korn/Ferry International (a)                                 488        12,815
  L-3 Communications Holdings, Inc.                            822        80,055
  Lockheed Martin Corp.                                      3,834       360,894
  Masco Corp.                                                4,596       130,848
  Paccar, Inc.                                                 728        63,365
  Pall Corp.                                                   215         9,888
  Quanta Services, Inc. (a)(b)                               1,097        33,645
  R.R. Donnelley & Sons Co.                                  1,213        52,778
  Raytheon Co.                                               5,234       282,060
  Republic Services, Inc.                                      293         8,978
  Rockwell Automation, Inc.                                  1,843       127,978
  Teleflex, Inc.                                               410        33,530
  Terex Corp. (a)                                              768        62,438
  Thomas & Betts Corp. (a)                                     505        29,290
  Tyco International, Ltd.                                  15,321       517,697
  United Rentals, Inc. (a)                                     306         9,957
  Waste Management, Inc.                                     3,164       123,554
  YRC Worldwide, Inc. (a)                                      596        21,933
                                                                     -----------
                                                                       4,890,668
                                                                     -----------
  Information Technology - 10.0%
  3Com Corp. (a)                                             2,566        10,598
  Acxiom Corp.                                                 559        14,786
  Affiliated Computer Services, Inc. Class A (a)               139         7,884
  Alliance Data Systems Corp. (a)                              331        25,580
  Apple, Inc. (a)                                            1,456       177,690
  Applied Materials, Inc.                                   15,737       312,694
  Atmel Corp. (a)                                            2,474        13,755
  Automatic Data Processing, Inc.                            1,078        52,251

                                                          SHARES        VALUE
                                                        ----------   -----------
  Information Technology (continued)
  Avaya, Inc. (a)                                            1,504   $    25,327
  Avnet, Inc. (a)(b)                                         1,192        47,251
  BISYS Group, Inc. (a)                                        368         4,353
  BMC Software, Inc. (a)                                     2,413        73,114
  Broadridge Financial Solutions LLC                           391         7,476
  CA, Inc.                                                   4,715       121,788
  Cadence Design Systems, Inc. (a)                           2,105        46,226
  CheckFree Corp. (a)(b)                                       251        10,090
  Cisco Systems, Inc. (a)                                   15,076       419,867
  CommScope, Inc. (a)                                          254        14,821
  Computer Sciences Corp. (a)                                2,033       120,252
  Compuware Corp. (a)                                        3,752        44,499
  Convergys Corp. (a)                                        1,633        39,584
  CSG Systems International, Inc. (a)                          528        13,997
  Dell, Inc. (a)                                            10,599       302,601
  Diebold, Inc.                                                138         7,204
  Digital River, Inc. (a)                                      165         7,466
  Dycom Industries, Inc. (a)                                   339        10,163
  eBay, Inc. (a)                                               658        21,174
  Electronic Data Systems Corp.                              6,064       168,155
  EMC Corp., Massachusetts (a)                              14,508       262,595
  Fair Isaac Corp.                                             463        18,576
  First Data Corp.                                           4,442       145,120
  Gartner, Inc. Class A (a)                                    151         3,713
  Global Payments, Inc.                                        194         7,692
  Google, Inc. Class A (a)                                     124        64,899
  Hewlett-Packard Co.                                       15,507       691,922
  Intel Corp.                                                5,647       134,173
  International Business Machines Corp. (IBM Corp.)          7,725       813,056
  Intersil Corp. Class A                                       726        22,840
  Intuit, Inc. (a)                                             929        27,944
  Juniper Networks, Inc. (a)                                 6,177       155,475
  Lam Research Corp. (a)(b)                                  1,303        66,974
  Lexmark International, Inc. (a)                            1,156        57,002
  Linear Technology Corp. (b)                                  443        16,028
  McAfee, Inc. (a)                                             513        18,058
  Micrel, Inc.                                                 362         4,605
@ Microsoft Corp.                                           28,207       831,260
  Motorola, Inc.                                            12,919       228,666
  MPS Group, Inc. (a)                                          694         9,279
  National Semiconductor Corp. (b)                           3,317        93,772
  NCR Corp. (a)                                                313        16,445
  Network Appliance, Inc. (a)                                2,227        65,028
  Novell, Inc. (a)                                           3,794        29,555
  Novellus Systems, Inc. (a)(b)                              1,476        41,874
  Palm, Inc. (a)(b)                                            442         7,076
  Polycom, Inc. (a)                                            249         8,366
  QLogic Corp. (a)                                             275         4,579
  SanDisk Corp. (a)                                            396        19,380
  Semtech Corp. (a)(b)                                         439         7,608
  SRA International, Inc. Class A (a)                          146         3,688
  Sybase, Inc. (a)                                             963        23,006
  Symantec Corp. (a)                                        10,835       218,867
  Synopsys, Inc. (a)                                         1,402        37,055
  Tech Data Corp. (a)                                          187         7,192
  Tellabs, Inc. (a)                                          4,386        47,193
  Teradyne, Inc. (a)(b)                                      2,229        39,186

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                          SHARES        VALUE
                                                        ----------   -----------
  Information Technology (continued)
  UTStarcom, Inc. (a)(b)                                     1,235   $     6,928
  ValueClick, Inc. (a)                                         929        27,368
  Vishay Intertechnology, Inc. (a)                             993        15,709
  Western Digital Corp. (a)                                  2,052        39,706
  Wind River Systems, Inc. (a)                                 292         3,212
  Xerox Corp. (a)                                           10,836       200,249
  Xilinx, Inc.                                               1,361        36,434
                                                                     -----------
                                                                       6,699,999
                                                                     -----------
  Materials - 2.1%
  Abitibi-Consolidated, Inc. (a)                             4,985        14,656
  Albemarle Corp.                                              808        31,132
  Ashland, Inc.                                                660        42,207
  Cabot Corp.                                                  617        29,419
  Chemtura Corp.                                             1,630        18,109
  Commercial Metals Co.                                        253         8,544
  Eastman Chemical Co.                                         431        27,726
  Ferro Corp.                                                  185         4,612
  Freeport-McMoran Copper & Gold, Inc. Class B               4,121       341,301
  Lubrizol Corp. (The)                                         666        42,990
  Lyondell Chemical Co.                                      2,146        79,660
  Monsanto Co.                                               1,201        81,116
  Nucor Corp.                                                3,565       209,087
  Packaging Corp. of America                                   352         8,909
  Pactiv Corp. (a)                                           1,558        49,685
  Sensient Technologies Corp.                                  293         7,439
  Sonoco Products Co.                                        1,003        42,938
  Steel Dynamics, Inc.                                         808        33,863
  Temple-Inland, Inc.                                        1,168        71,867
  United States Steel Corp.                                  1,395       151,706
  Weyerhaeuser Co.                                           1,399       110,423
                                                                     -----------
                                                                       1,407,389
                                                                     -----------
  Telecommunication Services - 2.8%
  Alltel Corp.                                                 850        57,418
  AT&T, Inc.                                                14,210       589,715
  CenturyTel, Inc.                                           1,321        64,795
  Cincinnati Bell, Inc.(a)                                   1,686         9,745
  Citizens Communications Co.(b)                             3,937        60,118
  Embarq Corp.                                               1,774       112,418
  Qwest Communications
  International, Inc. (a)(b)                                11,277       109,387
  Sprint Nextel Corp.                                        6,332       131,136
  Telephone & Data Systems, Inc.                               543        33,976
  Verizon Communications, Inc.                              16,850       693,715
  Windstream Corp.                                           1,298        19,158
                                                                     -----------
                                                                       1,881,581
                                                                     -----------
  Utilities - 1.4%
  AES Corp. (The) (a)                                        4,954       108,394
  AGL Resources, Inc.                                          333        13,480
  Duke Energy Corp.                                            907        16,598
  Edison International                                       3,974       223,021
  Entergy Corp.                                              2,351       252,380
  Great Plains Energy, Inc.                                    619        18,025
  KeySpan Corp.                                                656        27,539
  National Fuel Gas Co.                                        396        17,151
  Nicor, Inc. (b)                                              259        11,116

                                                          SHARES        VALUE
                                                        ----------   -----------
  Utilities (continued)
  NiSource, Inc.                                             2,984   $    61,799
  Northeast Utilities                                          578        16,392
  ONEOK, Inc.                                                1,063        53,586
  Progress Energy, Inc.                                      1,207        55,027
  Public Service Enterprise Group, Inc.                        100         8,778
  TXU Corp.                                                  1,240        83,452
  WGL Holdings, Inc.                                           254         8,291
                                                                     -----------
                                                                         975,029
                                                                     -----------
  Total Common Stocks
     (Cost $39,631,621)                                               44,017,178
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT
                                                        ----------
  FIXED INCOME SECURITIES 32.0%
  CORPORATE BONDS 16.3%
  Consumer Discretionary - 1.3%
  AT&T Broadband Corp.
     9.455%, due 11/15/22                               $   45,000        57,112
  Cox Communications, Inc.
     7.125%, due 10/1/12                                   125,000       132,059
  CVS Caremark Corp.
     5.75%, due 6/1/17                                     110,000       106,130
  Johnson Controls, Inc.
     5.25%, due 1/15/11                                    165,000       163,307
  News America, Inc.
     5.30%, due 12/15/14                                   140,000       135,241
  Target Corp.
     5.875%, due 3/1/12                                     85,000        86,351
  Tele-Communications, Inc.
     9.80%, due 2/1/12                                     145,000       167,367
                                                                     -----------
                                                                         847,567
                                                                     -----------
  Consumer Staples - 0.7%
  Diageo Finance B.V.
     5.30%, due 10/28/15                                   130,000       124,729
  Kraft Foods, Inc.
     4.00%, due 10/1/08                                    195,000       191,312
  Safeway, Inc.
     6.50%, due 3/1/11                                     160,000       164,076
                                                                     -----------
                                                                         480,117
                                                                     -----------
  Energy - 2.0%
  Anadarko Petroleum Corp.
     5.95%, due 9/15/16                                    110,000       107,407
  ConocoPhillips
     8.75%, due 5/25/10                                    430,000       468,118
  Devon Financing Corp.
     6.875%, due 9/30/11                                    85,000        88,734
  Devon OEI Operating, Inc.
     7.25%, due 10/1/11                                     85,000        89,465
  Dominion Resources, Inc.
     5.15%, due 7/15/15                                    125,000       118,726
  EnCana Holdings Finance Corp.
     5.80%, due 5/1/14                                     115,000       114,446
  Halliburton Co.
     5.50%, due 10/15/10                                   155,000       154,850

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
  Energy (continued)
  Kinder Morgan Energy Partners, L.P.
     6.95%, due 1/15/38                                 $   50,000   $    50,502
  Valero Energy Corp.
     6.875%, due 4/15/12                                    50,000        49,770
  XTO Energy, Inc.
     4.90%, due 2/1/14                                     110,000       104,098
                                                                     -----------
                                                                       1,346,116
                                                                     -----------
  Financials - 9.9%
  Archstone-Smith Trust
     5.75%, due 3/15/16                                     75,000        74,612
  Assurant, Inc.
     5.625%, due 2/15/14                                    95,000        92,973
  Bank of America Corp.
     5.42%, due 3/15/17                                    100,000        95,866
     5.75%, due 8/15/16                                     35,000        34,534
  Capital One Financial Corp.
     6.15%, due 9/1/16                                      85,000        83,920
  Citigroup, Inc.
     5.00%, due 9/15/14                                    180,000       171,227
     5.625%, due 8/27/12                                   170,000       170,036
  Discover Financial Services
     6.45%, due 6/12/17 (d)                                 55,000        54,926
  Equifax, Inc.
     7.00%, due 7/1/37                                      70,000        70,613
  ERP Operating L.P.
     5.75%, due 6/15/17                                     60,000        58,821
@ Freddie Mac
     3.50%, due 9/15/07                                  2,005,000     1,997,537
  Goldman Sachs Group, Inc. (The)
     5.25%, due 4/1/13                                     200,000       194,794
     5.25%, due 10/15/13                                    35,000        33,930
  HSBC Finance Corp.
     6.75%, due 5/15/11                                    450,000       467,112
  International Lease Finance Corp.
     5.625%, due 9/20/13                                   170,000       169,621
     5.75%, due 6/15/11                                    110,000       110,460
  iStar Financial, Inc.
     5.50%, due 6/15/12                                    115,000       113,004
     5.95%, due 10/15/13                                   150,000       147,768
  Jefferies Group, Inc.
     7.75%, due 3/15/12                                     65,000        69,648
  John Deere Capital Corp.
     5.65%, due 7/25/11                                    195,000       196,013
  JPMorgan Chase & Co.
     5.125%, due 9/15/14                                   265,000       254,469
     7.125%, due 6/15/09                                    60,000        61,794
  Kimco Realty Corp.
     5.70%, due 5/1/17                                      75,000        72,905
  MBNA America Bank N.A.
     7.125%, due 11/15/12                                  130,000       138,741
  MetLife, Inc.
     5.50%, due 6/15/14                                    175,000       171,877
  Morgan Stanley
     4.75%, due 4/1/14                                     130,000       121,399
  National Rural Utilities Cooperative Finance Corp.
     7.25%, due 3/1/12                                     195,000       207,760

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
  Financials (continued)
  ProLogis
     5.50%, due 4/1/12                                  $  130,000   $   128,914
  Prudential Financial, Inc.
     4.50%, due 7/15/13                                    175,000       163,890
  Realty Income Corp.
     5.95%, due 9/15/16                                     90,000        88,927
  Residential Capital LLC
     6.375%, due 6/30/10                                    40,000        39,484
     6.50%, due 6/1/12                                      70,000        68,305
     6.50%, due 4/17/13                                    240,000       231,979
  St. Paul Travelers Cos., Inc. (The)
     6.25%, due 6/20/16                                    120,000       121,982
  Wachovia Bank N.A.
     4.80%, due 11/1/14                                    220,000       207,416
  Wells Fargo & Co.
     4.75%, due 2/9/15                                     205,000       192,233
                                                                     -----------
                                                                       6,679,490
                                                                     -----------
  Health Care - 0.3%
  Abbott Laboratories
     5.875%, due 5/15/16                                    55,000        55,014
  Wyeth
     6.95%, due 3/15/11                                    135,000       141,281
                                                                     -----------
                                                                         196,295
                                                                     -----------
  Industrials - 0.4%
  Burlington North Santa Fe Corp.
     5.65%, due 5/1/17                                      80,000        77,933
  Northrop Grumman Corp.
     7.125%, due 2/15/11                                   180,000       188,804
                                                                     -----------
                                                                         266,737
                                                                     -----------
  Information Technology - 0.1%
  Cisco Systems, Inc.
     5.25%, due 2/22/11                                    105,000       104,370
                                                                     -----------
  Materials - 0.2%
  BHP Billiton Finance USA, Ltd.
     5.25%, due 12/15/15                                   130,000       124,412
                                                                     -----------
  Telecommunication Services - 0.7%
  Sprint Capital Corp.
     8.75%, due 3/15/32                                    105,000       117,929
  Sprint Nextel Corp.
     6.00%, due 12/1/16                                     50,000        47,433
  Vodafone Group PLC
     5.50%, due 6/15/11                                    300,000       297,583
                                                                     -----------
                                                                         462,945
                                                                     -----------
  Utilities - 0.7%
  Exelon Corp.
     4.90%, due 6/15/15                                    115,000       105,830
  FirstEnergy Corp.
     Series C
     7.375%, due 11/15/31                                   55,000        59,540
  MidAmerican Energy Holdings Co.
     6.125%, due 4/1/36                                     70,000        67,627
  Pacific Gas & Electric Co.
     6.05%, due 3/1/34                                      55,000        53,278

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
  Utilities (continued)
  Progress Energy, Inc.
     7.75%, due 3/1/31                                  $   35,000   $    40,464
  Southern California Edison Co.
     5.00%, due 1/15/14                                    125,000       119,529
                                                                     -----------
                                                                         446,268
                                                                     -----------
  Total Corporate Bonds
     (Cost $11,125,379)                                               10,954,317
                                                                     -----------
  FOREIGN CORPORATE BOND 0.1%
  Telecommunication Service - 0.1%
  Telefonica Emisiones SAU
     6.221%, due 7/3/17                                    110,000       109,725
                                                                     -----------
  Total Foreign Corporate Bond
     (Cost $110,000)                                                     109,725
                                                                     -----------
  U.S. GOVERNMENT SECURITIES 11.5%
  U.S. GOVERNMENT AGENCY OBLIGATIONS 9.1%
  Federal Home Loan Mortgage Corporation - 1.2%
@    5.125%, due 8/14/08                                   830,000       828,486
                                                                     -----------
  Federal National Mortgage Association - 2.8%
     3.25%, due 2/15/09                                     85,000        82,414
@    5.00%, due 5/11/17 (b)                              1,180,000     1,137,565
     5.125%, due 4/15/11                                   600,000       597,824
     7.125%, due 1/15/30                                    25,000        29,751
                                                                     -----------
                                                                       1,847,554
                                                                     -----------
  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) - 5.1%
@    5.50%, due 8/1/37 TBA (e)                           1,950,000     1,879,312
     6.00%, due 8/1/37 TBA (e)                             375,000       370,664
     6.078%, due 10/1/36 (f)                               265,066       266,828
     6.101%, due 10/1/36 (f)                               146,165       147,223
     6.19%, due 9/1/36 (f)                                 327,023       330,267
     6.50%, due 9/1/33                                     431,473       439,863
                                                                     -----------
                                                                       3,434,157
                                                                     -----------
  Total U.S. Government Agency Obligations
     (Cost $6,138,028)                                                 6,110,197
                                                                     -----------
  U.S. TREASURY OBLIGATIONS 2.4%
  United States Treasury Bonds - 1.4%
     4.75%, due 2/15/37 (b)                                815,000       768,456
     8.125%, due 8/15/19 (b)                               130,000       164,389
                                                                     -----------
                                                                         932,845
                                                                     -----------
  United States Treasury Strips - 1.0%
     (zero coupon), due 8/15/19                            470,000       251,100
     (zero coupon), due 11/15/21                           905,000       426,183
                                                                     -----------
                                                                         677,283
                                                                     -----------
  Total U.S. Treasury Obligations
     (Cost $1,611,324)                                                 1,610,128
                                                                     -----------
  Total U.S. Government Securities
     (Cost $7,749,352)                                                 7,720,325
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
  COLLATERALIZED MORTGAGE OBLIGATIONS 4.1%
  Federal Home Loan Mortgage Corporation - 0.0%++
     Series 2113 Class QE
     6.00%, due 11/15/27                                $   18,114   $    18,145
                                                                     -----------
  Financials - 4.1%
  Bear Stearns Commercial Mortgage Securities
     Series 2006-T22 Class A4
     5.466%, due 4/12/38 (f)                               175,000       172,246
     Series 2007-T26 Class A4
     5.471%, due 1/12/45 (f)                               500,000       485,074
  Commercial Mortgage
     Pass Through Certificates
     Series 2006-C8 Class A2B
     5.248%, due 12/10/46                                  275,000       270,720
  Greenwich Capital Commercial Funding Corp.
     Series 2005-GG5 Class A5
     5.224%, due 4/10/37 (f)                               420,000       404,415
     Series 2004-GG1 Class A7
     5.317%, due 6/10/36 (f)                               350,000       341,909
  GS Mortgage Securities Corp.
     Series 2004-GG2 Class A6
     5.396%, due 8/10/38 (f)                               250,000       244,618
  LB-UBS Commercial Mortgage Trust
     Series 2007-C2 Class A3
     5.43%, due 2/15/40                                    825,000       797,590
                                                                     -----------
                                                                       2,716,572
                                                                     -----------
  Total Collateralized Mortgage Obligations
     (Cost $2,839,838)                                                 2,734,717
                                                                     -----------
  Total Fixed Income Securities
     (Cost $21,824,569)                                               21,519,084
                                                                     -----------

                                                          SHARES
                                                        ----------
  INVESTMENT COMPANY 0.0%++
  Capital Markets - 0.0%++
  S&P 500 Index-SPDR Trust,
     Series 1 (b)(g)                                           238        35,771
                                                                     -----------
  Total Investment Company
     (Cost $35,761)                                                       35,771
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT
                                                        ----------
  SHORT-TERM INVESTMENTS 7.6%
  Commercial Paper - 0.3%
  Lexington Parker Capital Co.
     5.319%, due 7/3/07 (h)                             $  226,428       226,428
                                                                     -----------
  Total Commercial Paper
     (Cost $226,428)                                                     226,428
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SHARES         VALUE
                                                        ----------   -----------
  INVESTMENT COMPANY 0.9%
  BGI Institutional Money Market Fund (h)                  573,589   $   573,589
                                                                     -----------
  Total Investment Company
     (Cost $573,589)                                                     573,589
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT
                                                        ----------
  Repurchase Agreement - 1.1%
  Morgan Stanley & Co.
     5.48%, dated 6/29/07
     due 7/2/07
     Proceeds at Maturity $755,104
     (Collateralized by various
     Corporate Bonds, with rates between
     0.00%-8.40% and maturity dates
     between 8/1/07-12/15/20, with a
     Principal Amount of $790,361 and a
     Market Value of 779,269) (h)                         $754,759       754,759
                                                                     -----------
  Total Repurchase Agreement
     (Cost $754,759)                                                     754,759
                                                                     -----------
  Time Deposits - 1.9%
  Abbey National PLC
     5.29%, due 7/2/07 (h)                                 264,165       264,165
  Fortis Bank
     5.30%, due 7/30/07 (h)                                226,428       226,428
  Societe Generale
     5.32%, due 7/2/07 (h)                                 754,760       754,760
                                                                     -----------
  Total Time Deposits
     (Cost $1,245,353)                                                 1,245,353
                                                                     -----------
  U.S. Government Agencies - 3.4%
  Federal Home Loan Mortgage Corporation
     (Discount Note)
     5.27%, due 9/4/07                                     600,000       594,560
  Federal National Mortgage Association
     (Discount Notes)
     4.33%, due 7/11/07                                    885,000       883,872
     4.91%, due 8/8/07                                     810,000       805,754
                                                                     -----------
  Total U.S. Government Agencies
     (Cost $2,283,483)                                                 2,284,186
                                                                     -----------
  Total Short-Term Investments
     (Cost $5,083,612)                                                 5,084,315
                                                                     -----------
  Total Investments
     (Cost $66,575,563) (i)                                  105.0%   70,656,348
  Liabilities in Excess of
     Cash and Other Assets                                    (5.0)   (3,366,725)
                                                        ----------   -----------
  Net Assets                                                 100.0%  $67,289,623
                                                        ==========   ===========

@ Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

++   Less than one-tenth of a percent.

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.

(a)  Non-income producing security.

(b)  Represents a security, or a portion thereof, which is out on loan.

(c)  REIT - Real Estate Investment Trust.

(d) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at June 30, 2007 is $54,926 which represents 0.1% of the Fund's net assets.

(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2007 is $2,249,976.

(f)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2007.

(g) Exchange Traded Fund - represents a basket of securities that are traded on an exchange.

(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(i) Aggregate cost for federal income tax purposes is $66,834,565 and net unrealized appreciation is as follows:

Gross unrealized appreciation   $4,520,469
Gross unrealized depreciation     (698,686)
                                ----------
Net unrealized appreciation     $3,821,783
                                ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS:
   Investment in securities at value
      (cost $66,575,563) including $2,723,090
      market value of securities loaned                             $70,656,348
   Cash-interest bearing accounts                                     1,069,466
   Receivable for securities sold                                     6,558,457
   Dividends and interest recievable                                    269,606
   Receivable for fund shares sold                                       99,097
   Other assets                                                          20,477
                                                                    -----------
      Total assets                                                   78,673,451
                                                                    -----------

LIABILITIES:
   Payable for securities purchased                                   8,535,120
   Securities lending collateral                                      2,800,129
   Transfer Agent fees payable (See Note F)                              11,931
   Payable to Advisor, net (See Note F)                                   8,799
   Accounting fees payable (See Note F)                                   3,826
   Administration fees payable (See Note F)                               3,724
   12b-1 fees payable (See Note F)                                        1,737
   Report to shareholder payable                                          1,649
   Payable for fund shares redeemed                                         944
   Trustees fees payable                                                    121
   Accrued expenses                                                      15,848
                                                                    -----------
      Total liabilities                                              11,383,828
                                                                    -----------
Net Assets                                                          $67,289,623
                                                                    ===========
NET ASSETS CONSIST OF:
   Capital paid-in                                                  $64,013,106
   Accumulated undistributed net investment income                       27,359
   Accumulated net realized loss on investments                        (831,627)
   Net unrealized appreciation on investments                         4,080,785
                                                                    -----------
                                                                    $67,289,623
                                                                    ===========
Net Assets:
   Class McMorgan                                                   $58,886,016
   Class Z                                                            8,403,607
                                                                    -----------
                                                                    $67,289,623
                                                                    ===========
Shares Outstanding:
   Class McMorgan                                                     2,898,490
                                                                    ===========
   Class Z                                                              413,856
                                                                    ===========
Net asset value and redemption price per share:
   Class McMorgan                                                   $     20.32
                                                                    ===========
   Class Z                                                          $     20.31
                                                                    ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME:
   Interest                                                         $ 1,139,493
   Dividends                                                            711,137
   Income from securities loaned - net                                    8,188
                                                                    -----------
      Total investment income                                         1,858,818
                                                                    -----------
Expenses:
   Investment advisory fees (Note F)                                    274,105
   Custodian fees                                                        54,298
   Transfer agent fees (See Note F)                                      48,557
   Accounting fees (See Note F)                                          44,963
   Administration fees (See Note F)                                      41,609
   Registration expenses                                                 28,980
   Auditing fees                                                         25,500
   12b-1 distribution fees (Class Z) (See Note F)                        19,944
   Legal fees                                                            17,443
   Insurance fees                                                        14,143
   Trustees fees                                                         10,716
   Report to shareholder expense                                          9,056
   Miscellaneous expenses                                                 4,448
                                                                    -----------
      Total expenses                                                    593,762
   Expenses reimbursed (Note F)                                        (208,345)
                                                                    -----------
      Net expenses                                                      385,417
                                                                    -----------
Net investment income                                                 1,473,401
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
   Net realized gain on investments                                   4,287,028
   Net change in unrealized appreciation on
      investments                                                     3,137,832
                                                                    -----------
   Net realized and unrealized gain on investments                    7,424,860
                                                                    -----------
Increase in net assets from operations                              $ 8,898,261
                                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED
                                                            6/30/2007      6/30/2006
                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $  1,473,401   $  1,488,285
   Net realized gain on investments                          4,287,028      3,588,233
   Net change in unrealized appreciation on investments      3,137,832     (1,149,554)
                                                          ------------   ------------
   Increase in net assets from operations                    8,898,261      3,926,964
                                                          ------------   ------------
Dividends to shareholders:
   From net investment income:
      Class McMorgan shares                                 (1,321,304)    (1,320,497)
      Class Z shares                                          (181,322)      (150,633)
                                                          ------------   ------------
   Total dividends to shareholders                          (1,502,626)    (1,471,130)
                                                          ------------   ------------
Capital share transactions:
   Net proceeds from sale of shares:
      Class McMorgan shares                                 18,631,089      7,391,368
      Class Z shares                                         1,066,833        892,751
   Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Class McMorgan shares                                  1,309,678      1,307,062
      Class Z shares                                           181,322        150,633
                                                          ------------   ------------
                                                            21,188,922      9,741,814
   Cost of shares redeemed:
      Class McMorgan shares                                (17,958,328)   (24,313,706)
      Class Z shares                                        (1,144,080)    (1,157,865)
                                                          ------------   ------------
   Increase (decrease) in net assets derived from
      capital share transactions                             2,086,514    (15,729,757)
                                                          ------------   ------------
   Total increase (decrease) in net assets                   9,482,149    (13,273,923)
Net Assets:
   Beginning of year                                        57,807,474     71,081,397
                                                          ------------   ------------
   End of year (including undistributed net investment
      income of $27,359 and $62,084, respectively)        $ 67,289,623   $ 57,807,474
                                                          ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

BALANCED FUND

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                    CLASS MCMORGAN
                                                                --------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                --------------------------------------------------------
                                                                  2007        2006        2005         2004       2003
                                                                -------     -------     -------      --------   --------
Net asset value, at beginning of year                           $ 17.92     $ 17.36     $ 16.64      $  15.52   $  15.51
                                                                -------     -------     -------      --------   --------
   Income from investment operations:
   Net investment income                                           0.48        0.42        0.38(b)(c)    0.34       0.44
   Net realized and unrealized gain on investments                 2.41        0.55        0.72          1.12       0.02
                                                                -------     -------     -------      --------   --------
      Total from investment operations                             2.89        0.97        1.10          1.46       0.46
                                                                -------     -------     -------      --------   --------
   Less dividends and distributions:
   From net investment income                                     (0.49)      (0.41)      (0.38)        (0.34)     (0.45)
   From capital gains                                                --          --          --            --      (0.00)(a)
                                                                -------     -------     -------      --------   --------
      Total dividends and distributions                           (0.49)      (0.41)      (0.38)        (0.34)     (0.45)
                                                                -------     -------     -------      --------   --------
Net asset value, at end of year                                 $ 20.32     $ 17.92     $ 17.36      $  16.64   $  15.52
                                                                =======     =======     =======      ========   ========
Total return                                                      16.26%       5.62%       6.65%         9.50%      3.16%
Ratios/Supplemental Data:
   Net assets, at end of year (in 000's)                        $58,886     $50,491     $63,886      $120,325   $125,658
   Ratio of expenses to average net assets before
      reimbursement of expenses by Advisor                         0.94%       0.97%       0.84%         0.72%      0.70%
   Ratio of expenses to average net assets after
      reimbursement of expenses by Advisor                         0.60%       0.60%       0.60%         0.60%      0.60%
   Ratio of net investment income to average net assets
      before reimbursement of expenses by Advisor                  2.11%       1.91%       1.75%(b)      1.98%      2.79%
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                         2.45%       2.28%       1.99%(b)      2.10%      2.89%
   Portfolio turnover                                               192%        153%(d)     177%(d)    101.99%     56.23%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED FUND

                                                                                           CLASS Z
                                                                     --------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                     --------------------------------------------------
                                                                      2007      2006     2005            2004     2003
                                                                     ------   -------   ------         -------   ------
Net asset value, at beginning of year                                $17.91   $17.35    $16.63         $ 15.52   $15.51
                                                                     ------   ------    ------         -------   ------
   Income from investment operations:
   Net investment income                                               0.43     0.37      0.28(b)(c)      0.30     0.40
   Net realized and unrealized gain on investments                     2.41     0.56      0.78            1.11     0.03
                                                                     ------   ------    ------         -------   ------
      Total from investment operations                                 2.84     0.93      1.06            1.41     0.43
                                                                     ------   ------    ------         -------   ------
   Less dividends and distributions:
   From net investment income                                         (0.44)   (0.37)    (0.34)          (0.30)   (0.42)
   From capital gains                                                    --       --        --              --    (0.00)(a)
                                                                     ------   ------    ------         -------   ------
      Total dividends and distributions                               (0.44)   (0.37)    (0.34)          (0.30)   (0.42)
                                                                     ------   ------    ------         -------   ------
Net asset value, at end of year                                      $20.31   $17.91    $17.35         $ 16.63   $15.52
                                                                     ======   ======    ======         =======   ======
Total return                                                          15.98%    5.36%     6.40%           9.17%    2.90%
Ratios/Supplemental Data:
   Net assets, at end of year (in 000's)                             $8,404   $7,316    $7,195         $ 7,478   $6,892
   Ratio of expenses to average net assets before reimbursement of
      expenses by Advisor                                              1.19%    1.22%     1.09%           0.97%    0.95%
   Ratio of expenses to average net assets after reimbursement of
      expenses by Advisor                                              0.85%    0.85%     0.85%           0.85%    0.85%
   Ratio of net investment income to average net assets before
      reimbursement of expenses by Advisor                             1.86%    1.66%     1.50%(b)        1.73%    2.54%
   Ratio of net investment income to average net assets after
      reimbursement of expenses by Advisor                             2.20%    2.03%     1.74%(b)        1.85%    2.64%
   Portfolio turnover                                                   192%     153%(d)   177%(d)      101.99%   56.23%

----------
(a)  Less than one cent per share.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

(c)  Per share data based on average shares outstanding during the year.

(d) The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 93% and 133%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

EQUITY INVESTMENT FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007

COMMON STOCKS 99.8%

                                                          SHARES        VALUE
                                                        ---------   ------------
  Consumer Discretionary - 11.8%
  Aeropostale, Inc. (a)                                     2,201   $     91,738
  American Eagle Outfitters, Inc.                           9,637        247,285
  American Greetings Corp. Class A                          2,749         77,879
  AnnTaylor Stores Corp. (a)                                2,065         73,142
  ArvinMeritor, Inc.                                        3,366         74,725
  AutoZone, Inc. (a)                                        2,789        381,033
  Barnes & Noble, Inc.                                      1,013         38,970
  Beazer Homes USA, Inc. (b)                                  728         17,960
  Belo Corp. Class A                                        3,082         63,458
  Big Lots, Inc. (a)                                        6,189        182,080
  Black & Decker Corp. (The)                                3,726        329,043
  Blyth, Inc.                                               1,204         32,002
  Bob Evans Farms, Inc.                                     1,705         62,829
  BorgWarner, Inc.                                          1,051         90,428
  Brinker International, Inc.                               3,684        107,831
  Brunswick Corp.                                           4,919        160,507
  Career Education Corp. (a)                                4,628        156,288
  CBRL Group, Inc.                                          1,256         53,355
  CBS Corp. Class B                                        41,485      1,382,280
  Centex Corp.                                              3,860        154,786
  Charming Shoppes, Inc. (a)                                2,927         31,699
  Circuit City Stores, Inc.                                 3,441         51,890
  Clear Channel Communications, Inc.                        9,024        341,288
  Comcast Corp. Class A (a)                                   164          4,612
  Darden Restaurants, Inc.                                  2,594        114,110
  DeVry, Inc.                                               2,090         71,102
  DIRECTV Group, Inc. (The) (a)                            43,598      1,007,550
  Dollar General Corp.                                      3,627         79,504
  Dollar Tree Stores, Inc. (a)                              4,959        215,964
  Dow Jones & Co., Inc. (b)                                   274         15,741
  Eastman Kodak Co. (b)                                    16,196        450,735
  Family Dollar Stores, Inc.                                4,553        156,259
  Ford Motor Co. (b)                                       46,213        435,326
  Fortune Brands, Inc. (b)                                    276         22,734
  GameStop Corp. Class A (a)                                4,290        167,739
  Gannett Co., Inc.                                        11,328        622,474
  Gap, Inc. (The)                                          22,203        424,077
  Goodyear Tire & Rubber Co. (The) (a)                      2,453         85,266
  Hanesbrands, Inc. (a)                                     1,003         27,111
  Harman International Industries, Inc.                       518         60,502
  Harrah's Entertainment, Inc.                              2,919        248,874
  Harte-Hanks, Inc.                                           928         23,831
  Hasbro, Inc.                                              9,031        283,664
  IAC/InterActiveCorp. (a)                                 12,296        425,565
  John Wiley & Sons, Inc. Class A                           1,892         91,365
  Johnson Controls, Inc.                                    3,964        458,912
  Jones Apparel Group, Inc.                                 2,637         74,495
  KB Home (b)                                               4,355        171,456
  Kohl's Corp. (a)                                          9,818        697,373
  Lear Corp. (a)                                            1,437         51,172
  Lee Enterprises, Inc.                                     2,193         45,746
  Leggett & Platt, Inc. (b)                                 7,190        158,540
  Lennar Corp. Class A (b)                                  7,788        284,729
  M.D.C. Holdings, Inc.                                     1,699         82,164
  Macy's, Inc.                                             27,160      1,080,425
  Mattel, Inc.                                             22,100        558,909

                                                          SHARES        VALUE
                                                        ---------   ------------
  Consumer Discretionary (continued)
  McDonald's Corp.                                         19,331   $    981,242
  McGraw-Hill Cos., Inc. (The)                             19,793      1,347,507
  Media General, Inc. Class A                                 404         13,441
  Mohawk Industries, Inc. (a)(b)                            2,594        261,449
  Netflix, Inc. (a)(b)                                        498          9,656
  Newell Rubbermaid, Inc.                                  15,680        461,462
  NIKE, Inc. Class B                                        8,466        493,483
  Nordstrom, Inc.                                           6,869        351,143
  NVR, Inc. (a)(b)                                            169        114,878
  OfficeMax, Inc.                                           1,393         54,745
  Omnicom Group, Inc.                                      18,859        998,018
  Pacific Sunwear of California, Inc. (a)                     921         20,262
  Payless ShoeSource, Inc. (a)                              2,357         74,363
  Phillips-Van Heusen                                       1,571         95,155
  Polo Ralph Lauren Corp.                                   3,454        338,872
  RadioShack Corp. (b)                                      7,665        254,018
  Regis Corp. (b)                                           2,152         82,314
  Ross Stores, Inc.                                         4,200        129,360
  Ryland Group, Inc. (The) (b)                                517         19,320
  Saks, Inc.                                                4,167         88,965
  Sherwin-Williams Co. (The)                                5,149        342,254
  Sotheby's Holdings, Inc. Class A                          2,755        126,785
  Stanley Works (The)                                       1,992        120,914
  Thor Industries, Inc. (b)                                 1,671         75,429
  TJX Cos., Inc. (The)                                     25,647        705,293
  Tribune Co.                                               5,233        153,850
  Tupperware Corp.                                          2,872         82,541
  Viacom, Inc. Class B (a)                                 36,922      1,537,063
  Walt Disney Co. (The)                                    64,650      2,207,151
  Wendy's International, Inc.                               5,018        184,412
  Westwood One, Inc.                                        1,275          9,167
  Whirlpool Corp. (b)                                       1,907        212,058
                                                                    ------------
                                                                      24,847,092
                                                                    ------------
  Consumer Staples - 6.1%
  Alberto-Culver Co.                                        3,912         92,793
@ Altria Group, Inc.                                       50,668      3,553,854
  Church & Dwight Co., Inc.                                   363         17,591
  Coca-Cola Co. (The)                                       4,521        236,494
  Coca-Cola Enterprises, Inc.                              15,723        377,352
  Dean Foods Co.                                            6,748        215,059
  Energizer Holdings, Inc. (a)                              2,720        270,912
  Estee Lauder Cos., Inc. (The) Class A                     3,369        153,323
  General Mills, Inc.                                      19,459      1,136,795
  H.J. Heinz Co.                                            6,694        317,764
  J.M. Smucker Co. (The)                                    2,758        175,574
  Kellogg Co. (The)                                         1,494         77,374
  Kimberly-Clark Corp.                                     10,998        735,656
  Kraft Foods, Inc. Class A                                 9,281        327,155
  Molson Coors Brewing Co. Class B                          2,149        198,697
  NBTY, Inc. (a)                                            1,034         44,669
  Pepsi Bottling Group, Inc. (The)                          7,057        237,680
  PepsiAmericas, Inc.                                       2,891         71,003
  PepsiCo, Inc.                                             4,768        309,205
  Procter & Gamble Co. (The)                               47,509      2,907,076
  Reynolds American, Inc. (b)                               2,341        152,633

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SHARES        VALUE
                                                        ---------   ------------
  Consumer Staples (continued)
  Safeway, Inc.                                            10,632   $    361,807
  Tyson Foods, Inc. Class A                                 8,171        188,260
  Universal Corp.                                           1,260         76,759
  UST, Inc.                                                 3,821        205,226
  Wal-Mart Stores, Inc.                                     9,892        475,904
                                                                    ------------
                                                                      12,916,615
                                                                    ------------
  Energy - 12.6%
  Cameron International Corp. (a)                           5,223        373,288
@ Chevron Corp.                                            50,512      4,255,131
  ConocoPhillips                                           35,810      2,811,085
  ENSCO International, Inc.                                 8,502        518,707
@ ExxonMobil Corp.                                        106,509      8,933,975
  Frontier Oil Corp.                                        1,349         59,046
  Halliburton Co.                                          48,638      1,678,011
  Marathon Oil Corp.                                       33,884      2,031,685
  National Oilwell Varco, Inc. (a)                          9,923      1,034,374
  Noble Energy, Inc.                                        7,179        447,898
  Occidental Petroleum Corp.                               31,423      1,818,763
  Overseas Shipholding Group, Inc.                          1,317        107,204
  Patterson-UTI Energy, Inc.                                7,591        198,960
  Plains Exploration & Production Co. (a)                     755         36,097
  Pogo Producing Co. (b)                                      423         21,484
  Schlumberger, Ltd.                                          552         46,887
  Tidewater, Inc.                                           2,792        197,897
  Valero Energy Corp.                                      28,131      2,077,756
                                                                    ------------
                                                                      26,648,248
                                                                    ------------
  Financials - 23.2%
  A.G. Edwards, Inc.                                        1,817        153,627
  ACE, Ltd.                                                18,399      1,150,305
  AFLAC, Inc.                                               3,895        200,203
  Allstate Corp. (The)                                     28,905      1,777,947
  American Express Co.                                     37,723      2,307,893
  American Financial Group, Inc.                            3,376        115,290
  American International Group, Inc.                       21,247      1,487,927
  AmeriCredit Corp. (a)(b)                                  5,656        150,167
  Ameriprise Financial, Inc.                               13,465        855,970
  AON Corp. (b)                                            16,835        717,339
  Apartment Investment & Management Co. Class A
     (REIT) (c)                                             1,666         84,000
  Archstone-Smith Trust (REIT) (c)                            911         53,849
  Assurant, Inc.                                            4,275        251,883
  Bank of America Corp.                                    43,007      2,102,612
  Bank of New York Co., Inc. (The)                         54,377      2,253,383
  Capital One Financial Corp.                               9,546        748,788
  CB Richard Ellis Group, Inc. Class A (a)                  1,099         40,114
  Charles Schwab Corp. (The)                               41,218        845,793
  Chubb Corp. (The)                                        17,238        933,265
@ Citigroup, Inc.                                         103,051      5,285,486
  City National Corp.                                       1,727        131,407
  Comerica, Inc.                                            3,958        235,382
  Commerce Group, Inc.                                        293         10,173
  Cousins Properties, Inc. (REIT) (c)                       1,277         37,046
  Cullen/Frost Bankers, Inc.                                  366         19,570
  Everest Re Group, Ltd.                                      314         34,113
  Fannie Mae                                                1,593        104,071
  Fidelity National Financial, Inc. Class A                 4,912        116,414

                                                          SHARES        VALUE
                                                        ---------   ------------
  Financials (continued)
  First American Corp.                                      1,002   $     49,599
  First Niagara Financial Group, Inc.                       4,594         60,181
  Franklin Resources, Inc.                                  1,173        155,387
  Freddie Mac                                               4,607        279,645
  Genworth Financial, Inc. Class A                         18,529        637,398
  Goldman Sachs Group, Inc. (The)                          10,816      2,344,368
  Hartford Financial Services Group, Inc. (The)            16,633      1,638,517
  HCC Insurance Holdings, Inc.                              5,392        180,147
  Horace Mann Educators Corp.                               2,010         42,692
  Huntington Bancshares, Inc. (b)                           8,483        192,903
  Janus Capital Group, Inc. (b)                             4,925        137,112
@ JPMorgan Chase & Co.                                     70,101      3,396,393
  Lehman Brothers Holdings, Inc.                            3,519        262,236
  Lincoln National Corp.                                    5,959        422,791
  Mellon Financial Corp.                                    5,591        246,004
  Merrill Lynch & Co., Inc.                                29,207      2,441,121
  MetLife, Inc.                                            25,541      1,646,884
  Morgan Stanley                                           31,476      2,640,207
  National City Corp. (b)                                  23,149        771,325
  New York Community Bancorp                                1,659         28,236
  Northern Trust Corp.                                      3,588        230,493
  Old Republic International Corp.                          8,276        175,948
  Plum Creek Timber Co., Inc. (REIT) (c)                      913         38,036
  PNC Financial Services Group, Inc. (The)                 17,666      1,264,532
  Potlatch Corp. (REIT) (c)                                   919         39,563
  Principal Financial Group, Inc.                          11,391        663,981
  Prudential Financial, Inc.                               18,538      1,802,450
  Radian Group, Inc.                                        3,273        176,742
  SLM Corp.                                                 2,463        141,820
  Synergy Financial Group, Inc.                             2,047         27,307
  Torchmark Corp.                                           1,732        116,044
  Travelers Cos., Inc. (The)                               20,879      1,117,027
  Unum Group                                                9,549        249,324
  W.R. Berkley Corp.                                        8,170        265,852
  Wachovia Corp.                                            4,851        248,614
  Washington Mutual, Inc.                                  11,193        477,270
  Wells Fargo & Co.                                        39,125      1,376,026
  Westamerica Bancorp (b)                                     182          8,052
  XL Capital, Ltd. Class A                                 10,244        863,467
                                                                    ------------
                                                                      49,059,711
                                                                    ------------
  Health Care - 9.9%
  Abbott Laboratories                                         320         17,136
  Advanced Medical Optics, Inc. (a)(b)                      2,892        100,873
  Aetna, Inc.                                              28,394      1,402,664
  AmerisourceBergen Corp.                                  10,701        529,378
  Apria Healthcare Group, Inc. (a)                          2,048         58,921
  Bausch & Lomb, Inc.                                         330         22,915
  Baxter International, Inc.                               22,498      1,267,537
  Biomet, Inc.                                              3,345        152,933
  Boston Scientific Corp. (a)                               9,707        148,905
  Cardinal Health, Inc.                                     4,464        315,337
  Cigna Corp.                                              15,491        808,940
  Coventry Health Care, Inc. (a)                            8,959        516,486
  DENTSPLY International, Inc.                              2,484         95,038
  Edwards Lifesciences Corp. (a)                            2,799        138,103
  Endo Pharmaceutical Holdings, Inc. (a)                    1,637         56,035
  Forest Laboratories, Inc. (a)                            16,260        742,269

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                          SHARES        VALUE
                                                        ---------   ------------
  Health Care (continued)
  Health Management Associates, Inc.
     Class A (b)                                            1,255   $     14,257
  Health Net, Inc. (a)                                      2,008        106,022
  Humana, Inc. (a)                                          9,412        573,285
  Invitrogen Corp. (a)                                      1,707        125,891
  Johnson & Johnson                                        36,022      2,219,676
  King Pharmaceuticals, Inc. (a)                           13,715        280,609
  Lincare Holdings, Inc. (a)(b)                             2,970        118,355
  McKesson Corp.                                           16,659        993,543
  Medco Health Solutions, Inc. (a)                          3,228        251,752
  Merck & Co., Inc.                                        21,048      1,048,190
  Mylan Laboratories, Inc.                                  1,129         20,537
@ Pfizer, Inc.                                            163,467      4,179,851
  Quest Diagnostics, Inc.                                     727         37,550
  Schering-Plough Corp.                                     3,357        102,187
  UnitedHealth Group, Inc.                                 42,994      2,198,713
  Watson Pharmaceuticals, Inc. (a)                          5,762        187,438
  WellCare Health Plans, Inc. (a)(b)                        1,368        123,818
  Wellpoint, Inc. (a)                                      22,455      1,792,583
  Zimmer Holdings, Inc. (a)                                 2,458        208,660
                                                                    ------------
                                                                      20,956,387
                                                                    ------------
  Industrials - 11.1%
  AGCO Corp. (a)                                            4,402        191,091
  Allied Waste Industries, Inc. (a)                         1,317         17,727
  American Standard Cos., Inc.                                874         51,549
  Avis Budget Group, Inc. (a)                               4,884        138,852
  Boeing Co. (The)                                         18,156      1,745,881
  Caterpillar, Inc.                                        24,691      1,933,305
  ChoicePoint, Inc. (a)                                     3,692        156,725
  Con-way, Inc.                                             2,243        112,688
  Corporate Executive Board Co.                               452         29,339
  Cummins, Inc.                                             5,889        596,026
  Deluxe Corp. (b)                                          2,476        100,550
  Dun & Bradstreet Corp.                                    2,903        298,951
  Eaton Corp. (b)                                           4,400        409,200
  Equifax, Inc.                                             3,752        166,664
@ General Electric Co.                                    123,576      4,730,489
  Granite Construction, Inc.                                  818         52,499
  HNI Corp.                                                   538         22,058
  Honeywell International, Inc.                            38,304      2,155,749
  Illinois Tool Works, Inc.                                 1,824         98,843
  Infrasource Services, Inc. (a)                              910         33,761
  ITT Corp.                                                10,268        701,099
  KBR, Inc. (a)                                             1,745         45,771
  Kelly Services, Inc. Class A                                768         21,089
  Korn/Ferry International (a)                              2,037         53,492
  L-3 Communications Holdings, Inc.                         4,375        426,081
  Lockheed Martin Corp.                                    18,259      1,718,720
  Manpower, Inc.                                              507         46,766
  Masco Corp.                                              21,959        625,173
  Navigant Consulting, Inc. (a)                               263          4,881
  Northrop Grumman Corp.                                    2,064        160,724
  Paccar, Inc.                                              3,382        294,369
  Pall Corp.                                                  727         33,435
  Precision Castparts Corp.                                   818         99,272
  Quanta Services, Inc. (a)(b)                              3,779        115,902
  R.R. Donnelley & Sons Co.                                 5,247        228,297

                                                          SHARES        VALUE
                                                        ---------   ------------
  Industrials (continued)
  Raytheon Co.                                             24,788   $  1,335,825
  Republic Services, Inc.                                   1,992         61,035
  Rockwell Automation, Inc.                                 9,295        645,445
  Teleflex, Inc.                                            1,899        155,300
  Terex Corp. (a)                                           3,672        298,534
  Thomas & Betts Corp. (a)                                  2,514        145,812
  Tyco International, Ltd.                                 72,893      2,463,054
  United Rentals, Inc. (a)                                  1,700         55,318
  United Technologies Corp.                                 1,172         83,130
  Waste Management, Inc.                                   10,486        409,478
  W.W. Grainger, Inc.                                         426         39,639
  YRC Worldwide, Inc. (a)                                   2,786        102,525
                                                                    ------------
                                                                      23,412,113
                                                                    ------------
  Information Technology - 15.3%
  3Com Corp. (a)                                           13,744         56,763
  Acxiom Corp.                                              2,820         74,589
  Affiliated Computer Services, Inc. Class A (a)            1,286         72,942
  Alliance Data Systems Corp. (a)                           1,989        153,710
  Analog Devices, Inc.                                      1,994         75,054
  Apple, Inc. (a)                                           6,556        800,094
  Applied Materials, Inc.                                  75,496      1,500,106
  Atmel Corp. (a)                                           8,537         47,466
  Automatic Data Processing, Inc.                           2,367        114,729
  Avaya, Inc. (a)                                           7,398        124,582
  Avnet, Inc. (a)                                           6,197        245,649
  BISYS Group, Inc. (a)                                       766          9,062
  BMC Software, Inc. (a)                                   11,515        348,905
  Broadridge Financial Solutions LLC                        2,253         43,077
  CA, Inc.                                                 23,182        598,791
  Cadence Design Systems, Inc. (a)                         10,031        220,281
  CheckFree Corp. (a)(b)                                    2,208         88,762
  Cisco Systems, Inc. (a)                                  84,060      2,341,071
  CommScope, Inc. (a)                                       1,401         81,748
  Computer Sciences Corp. (a)(b)                            9,764        577,541
  Compuware Corp. (a)                                      18,085        214,488
  Convergys Corp. (a)                                       7,730        187,375
  CSG Systems International, Inc. (a)                       2,183         57,871
  Dell, Inc. (a)                                           45,291      1,293,058
  Diebold, Inc.                                               738         38,524
  Digital River, Inc. (a)                                     708         32,037
  DST Systems, Inc. (a)                                       338         26,773
  Dycom Industries, Inc. (a)                                1,389         41,642
  eBay, Inc. (a)                                            1,617         52,035
  Electronic Data Systems Corp.                            28,951        802,811
  EMC Corp., Massachusetts (a)                             50,695        917,580
  Fair Isaac Corp.                                          2,492         99,979
  First Data Corp.                                         22,005        718,903
  Gartner, Inc. Class A (a)                                   362          8,902
  Global Payments, Inc.                                       465         18,437
  Google, Inc. Class A (a)                                    557        291,523
  Hewlett-Packard Co.                                      73,265      3,269,084
  Imation Corp.                                               213          7,851
  Intel Corp.                                              26,432        628,024
@ International Business Machines Corp.
     (IBM Corp.)                                           36,733      3,866,148
  Intersil Corp. Class A                                    3,277        103,094

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SHARES        VALUE
                                                        ---------   ------------
  Information Technology (continued)
  Intuit, Inc. (a)                                          8,618   $    259,229
  Juniper Networks, Inc. (a)                               28,040        705,767
  Lam Research Corp. (a)                                    6,808        349,931
  Lexmark International, Inc. (a)                           5,407        266,619
  Linear Technology Corp. (b)                               1,493         54,017
  McAfee, Inc. (a)                                          2,180         76,736
  Micrel, Inc.                                              1,352         17,197
@ Microsoft Corp.                                         134,808      3,972,792
  Motorola, Inc.                                           68,095      1,205,282
  MPS Group, Inc. (a)                                       3,701         49,482
  National Semiconductor Corp. (b)                         15,986        451,924
  NCR Corp. (a)                                             2,124        111,595
  Network Appliance, Inc. (a)                              11,777        343,888
  Novell, Inc. (a)                                         19,271        150,121
  Novellus Systems, Inc. (a)                                7,063        200,377
  NVIDIA Corp. (a)                                          2,502        103,358
  Palm, Inc. (a)(b)                                         1,733         27,745
  Polycom, Inc.(a)                                          1,564         52,550
  QLogic Corp.(a)                                             955         15,901
  SanDisk Corp.(a)                                          3,639        178,093
  Semtech Corp. (a)(b)                                      1,663         28,820
  SRA International, Inc. Class A (a)                         990         25,007
  Sun Microsystems, Inc.(a)                                24,742        130,143
  Sybase, Inc.(a)                                           4,408        105,307
  Symantec Corp.(a)                                        51,970      1,049,794
  Synopsys, Inc.(a)                                         6,953        183,768
  Tech Data Corp.(a)                                          747         28,730
  Tellabs, Inc.(a)                                         21,396        230,221
  Teradyne, Inc. (a)(b)                                    10,730        188,633
  UTStarcom, Inc. (a)(b)                                    5,020         28,162
  ValueClick, Inc.(a)                                       4,795        141,261
  VeriSign, Inc.(a)                                         1,718         54,512
  Vishay Intertechnology, Inc. (a)                          5,542         87,674
  Western Digital Corp. (a)                                10,662        206,310
  Western Union Co. (The)                                   2,647         55,137
  Wind River Systems, Inc. (a)                              1,299         14,289
  Xerox Corp. (a)                                          43,161        797,615
  Xilinx, Inc.                                              2,554         68,371
                                                                    ------------
                                                                      32,267,419
                                                                    ------------
  Materials - 3.4%
  Abitibi-Consolidated, Inc. (a)                           21,562         63,392
  Albemarle Corp.                                           3,818        147,108
  Ashland, Inc.                                             3,162        202,210
  Bemis Co.                                                   644         21,368
  Cabot Corp.                                               2,761        131,644
  Carpenter Technology Corp.                                  160         20,850
  Chemtura Corp.                                            8,651         96,113
  Commercial Metals Co.                                       607         20,498
  Dow Chemical Co. (The)                                    6,394        282,743
  Eastman Chemical Co.                                      2,006        129,046
  Ferro Corp.                                                 802         19,994
  Freeport-McMoran Copper & Gold, Inc.
     Class B                                               18,484      1,530,845
  Lubrizol Corp. (The)                                      3,106        200,492
  Lyondell Chemical Co.                                    10,280        381,594
  Monsanto Co.                                              4,871        328,987
  Nucor Corp.                                              16,977        995,701

                                                          SHARES        VALUE
                                                        ---------   ------------
  Materials (continued)
  Packaging Corp. of America                                2,418   $     61,200
  Pactiv Corp. (a)                                          7,463        237,995
  PPG Industries, Inc.                                        885         67,357
  Sensient Technologies Corp.                               1,106         28,081
  Sonoco Products Co.                                       4,820        206,344
  Steel Dynamics, Inc.                                      4,222        176,944
  Temple-Inland, Inc.                                       5,953        366,288
  United States Steel Corp.                                 6,685        726,994
  Vulcan Materials Co.                                        665         76,169
  Weyerhaeuser Co.                                          8,588        677,851
                                                                    ------------
                                                                       7,197,808
                                                                    ------------
  Telecommunication Services - 4.2%
  Alltel Corp.                                              2,126        143,611
  AT&T, Inc.                                               62,807      2,606,491
  CenturyTel, Inc.                                          6,288        308,426
  Cincinnati Bell, Inc. (a)                                 8,631         49,887
  Citizens Communications Co. (b)                          19,155        292,497
  Embarq Corp.                                              8,488        537,885
  Qwest Communications International, Inc. (a)             67,734        657,020
  Sprint Nextel Corp.                                      44,092        913,145
  Telephone & Data Systems, Inc.                            2,020        126,391
@ Verizon Communications, Inc.                             79,565      3,275,691
  Windstream Corp.                                          3,133         46,243
                                                                    ------------
                                                                       8,957,287
                                                                    ------------
  Utilities - 2.2%
  AES Corp. (The) (a)                                      22,716        497,026
  AGL Resources, Inc.                                       1,875         75,900
  Duke Energy Corp.                                         9,285        169,916
  Edison International                                     18,576      1,042,485
  Entergy Corp.                                            11,230      1,205,541
  Great Plains Energy, Inc.                                 2,234         65,054
  KeySpan Corp.                                             2,987        125,394
  MDU Resources Group, Inc.                                 1,077         30,199
  National Fuel Gas Co.                                     1,845         79,907
  Nicor, Inc.                                               1,081         46,397
  NiSource, Inc.                                           15,461        320,197
  Northeast Utilities                                       2,675         75,863
  ONEOK, Inc.                                               5,342        269,290
  Progress Energy, Inc.                                     3,413        155,599
  Public Service Enterprise Group, Inc.                     1,510        132,548
  TXU Corp.                                                 5,347        359,853
  WGL Holdings, Inc. (b)                                    1,465         47,818
                                                                    ------------
                                                                       4,698,987
                                                                    ------------
  Total Common Stocks
     (Cost $185,840,578)                                             210,961,667
                                                                    ------------
  INVESTMENT COMPANY 0.0%++
  Capital Markets - 0.0%++
  S&P 500 Index-SPDR Trust, Series 1 (d)                      239         35,922
                                                                    ------------
  Total Investment Company
     (Cost $35,855)                                                       35,922
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ---------   ------------
  SHORT-TERM INVESTMENTS 2.5%
  Commercial Paper - 0.2%
  Lexington Parker Capital Co.
    5.319%, due 7/3/07 (e)                              $ 434,261   $    434,261
                                                                    ------------
  Total Commercial Paper
    (Cost $434,261)                                                      434,261
                                                                    ------------

                                                          SHARES
                                                        ---------
  Investment Company - 0.5%
  BGI Institutional Money Market Fund (e)               1,100,075      1,100,075
                                                                    ------------
  Total Investment Company
    (Cost $1,100,075)                                                  1,100,075
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------
  Repurchase Agreement - 0.7%
  Morgan Stanley & Co.
     5.48%, dated 6/29/07
     due 7/2/07
     Proceeds at Maturity $1,448,198
     (Collateralized by various
     Corporate Bonds, with rates
     between 0.00%-8.40% and
     maturity dates between
     8/1/07-12/15/20, with a
     Principal Amount of $1,515,818
     and a Market Value of $1,494,544) (e)             $1,447,537      1,447,537
                                                                    ------------
  Total Repurchase Agreement
     (Cost $1,447,537)                                                 1,447,537
                                                                    ------------
  Time Deposits - 1.1%
  Abbey National PLC
    5.29%, due 7/2/07 (e)                                 506,638        506,638
  Fortis Bank
    5.30%, due 7/30/07 (e)                                434,261        434,261
  Societe Generale
    5.32%, due 7/2/07 (e)                               1,447,538      1,447,538
                                                                    ------------
  Total Time Deposits
    (Cost $2,388,437)                                                  2,388,437
                                                                    ------------
  Total Short-Term Investments
     (Cost $5,370,310)                                                 5,370,310
                                                                    ------------
  Total Investments
     (Cost $191,246,743) (f)                                102.3%   216,367,899
  Liabilities in Excess of
     Cash and Other Assets                                   (2.3)    (4,887,999)
                                                        ---------   ------------
  Net Assets                                                100.0%  $211,479,900
                                                        =========   ============

@ Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

++   Less than one-tenth of a percent.

(a)  Non-income producing security.

(b)  Represents a security, or a portion thereof, which is out on loan.

(c)  REIT - Real Estate Investment Trust.

(d) Exchange Traded Fund - represents a basket of securities that are traded on an exchange.

(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f) Aggregate cost for federal income tax purposes is $192,512,901 and net unrealized appreciation is as follows:

Gross unrealized appreciation                                       $ 25,543,175
Gross unrealized depreciation                                         (1,688,177)
                                                                    ------------
Net unrealized appreciation                                         $ 23,854,998
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS:
   Investment in securities at value
      (cost $191,246,743) including $5,193,533
      market value of securities loaned          $216,367,899
   Cash-interest bearing accounts                     116,191
   Receivable for securities sold                  11,106,117
   Dividends and interest receivable                  243,323
   Receivable for fund shares sold                     10,464
   Other assets                                        35,070
                                                 ------------
      Total assets                                227,879,064
                                                 ------------
LIABILITIES:
   Payable for securities purchased                10,868,286
   Securities lending collateral                    5,370,310
   Payable to Advisor, net (See Note F)                88,244
   Legal fees payable                                  16,105
   Transfer Agent fees payable (See Note F)            13,537
   Custody fees payable                                10,246
   Administration fees payable (See Note F)             9,786
   Accounting fees payable (See Note F)                 5,665
   Payable for fund shares redeemed                     5,540
   12b-1 fees payable (See Note F)                      3,026
   Trustees fees payable                                  457
   Accrued expenses                                     7,962
                                                 ------------
      Total liabilities                            16,399,164
                                                 ------------
Net Assets                                       $211,479,900
                                                 ============
NET ASSETS CONSIST OF:
   Capital paid-in                               $186,282,675
   Accumulated undistributed net investment
      income                                           16,785
   Accumulated net realized gain on
      investments                                      59,284
   Net unrealized appreciation on investments      25,121,156
                                                 ------------
                                                 $211,479,900
                                                 ============
Net Assets:
   Class McMorgan                                $196,833,168
   Class Z                                         14,646,732
                                                 ------------
                                                 $211,479,900
                                                 ============
Shares Outstanding:
   Class McMorgan                                   6,998,324
                                                 ============
   Class Z                                            521,180
                                                 ============
Net asset value and redemption price per
   share:
   Class McMorgan                                $      28.13
                                                 ============
   Class Z                                       $      28.10
                                                 ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME:
   Dividends                                        $ 3,546,817
   Income from securities loaned - net                   18,650
   Interest                                              16,251
                                                    -----------
      Total investment income                         3,581,718
                                                    -----------
Expenses:
   Investment advisory fees (Note F)                    979,680
   Administration fees (See Note F)                     107,218
   Accounting fees (See Note F)                          64,826
   Legal fees                                            57,661
   Transfer agent fees (See Note F)                      53,645
   Custodian fees                                        53,162
   Insurance fees                                        40,974
   Trustees fees                                         35,984
   12b-1 distribution fees (Class Z) (See Note F)        34,155
   Registration expenses                                 31,366
   Auditing fees                                         26,500
   Report to shareholder expense                         17,202
   Miscellaneous expenses                                 5,199
                                                    -----------
      Total expenses                                  1,507,572
   Expense reimbursed (Note F)                           (3,952)
                                                    -----------
      Net expenses                                    1,503,620
                                                    -----------
Net investment income                                 2,078,098
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                  17,061,320
   Net change in unrealized appreciation on
      investments                                    18,498,073
                                                    -----------
   Net realized and unrealized gain on
      investments                                    35,559,393
                                                    -----------
Increase in net assets from operations              $37,637,491
                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND                                            MCMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED
                                                            6/30/2007      6/30/2006
                                                          ------------   ------------
INCREASE IN NET ASSETS:
Operations:
   Net investment income                                  $  2,078,098   $  1,952,381
   Net realized gain on investments                         17,061,320     13,070,807
   Net change in unrealized appreciation on investments     18,498,073        420,575
                                                          ------------   ------------
   Increase in net assets from operations                   37,637,491     15,443,763
                                                          ------------   ------------
Dividends to shareholders:
   From net investment income:
      Class McMorgan shares                                 (2,044,309)    (1,810,940)
      Class Z shares                                          (117,891)      (105,378)
                                                          ------------   ------------
   Total dividends to shareholders                          (2,162,200)    (1,916,318)
                                                          ------------   ------------
Capital share transactions:
   Net proceeds from sale of shares:
      Class McMorgan shares                                 22,535,194     25,150,893
      Class Z shares                                         1,734,416      7,512,188
   Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Class McMorgan shares                                  2,022,793      1,789,480
      Class Z shares                                           117,891        105,378
                                                          ------------   ------------
                                                            26,410,294     34,557,939
   Cost of shares redeemed:
      Class McMorgan shares                                (20,738,551)   (39,023,978)
      Class Z shares                                        (2,402,970)    (2,361,980)
                                                          ------------   ------------
   Increase (decrease) in net assets derived from
      capital share transactions                             3,268,773     (6,828,019)
                                                          ------------   ------------
   Total increase in net assets                             38,744,064      6,699,426
Net Assets:
   Beginning of year                                       172,735,836    166,036,410
                                                          ------------   ------------
   End of year (including accumulated undistributed
      net investment income of $16,785 and $100,887,
      respectively)                                       $211,479,900   $172,735,836
                                                          ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EQUITY INVESTMENT FUND

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                 CLASS MCMORGAN
                                                           ---------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                           ---------------------------------------------------------
                                                             2007       2006         2005          2004       2003
                                                           --------   --------     --------      --------   --------
Net asset value, at beginning of year                      $  23.45   $  21.69     $  20.58      $  18.04   $  19.05
                                                           --------   --------     --------      --------   --------
   Income from investment operations:
   Net investment income                                       0.28       0.27(a)      0.25(b)       0.18       0.23
   Net realized and unrealized gain (loss) on
      investments                                              4.69       1.75         1.10          2.54      (1.00)
                                                           --------   --------     --------      --------   --------
      Total from investment operations                         4.97       2.02         1.35          2.72      (0.77)
                                                           --------   --------     --------      --------   --------
   Less dividends:
   From net investment income                                 (0.29)     (0.26)       (0.24)        (0.18)     (0.24)
                                                           --------   --------     --------      --------   --------
Net asset value, at end of year                            $  28.13   $  23.45     $  21.69      $  20.58   $  18.04
                                                           ========   ========     ========      ========   ========
Total return                                                  21.28%      9.33%        6.60%        15.11%     (3.99)%
Ratios/Supplemental Data:
   Net assets, at end of year (in 000's)                   $196,833   $159,981     $159,132      $195,193   $182,470
   Ratio of expenses to average net assets before
      reimbursement of expenses by Advisor                     0.75%      0.80%        0.80%         0.72%      0.71%
   Ratio of expenses to average net assets after
      reimbursement of expenses by Advisor                     0.75%      0.75%        0.75%         0.72%      0.71%
   Ratio of net investment income to average net
      assets before reimbursement of expenses by Advisor       1.08%      1.10%        1.14%(b)      0.90%      1.34%
   Ratio of net investment income to average net
      assets after reimbursement of expenses by Advisor        1.08%      1.15%        1.19%(b)      0.90%      1.34%
   Portfolio turnover                                           104%        98%         127%        39.13%     30.77%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                  MCMORGAN FUNDS

                                                                                CLASS Z
                                                          ---------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                          ---------------------------------------------------
                                                            2007      2006       2005         2004      2003
                                                          -------   -------     ------      -------   -------
Net asset value, at beginning of year                     $ 23.43   $ 21.69     $20.57      $ 18.04   $ 19.05
                                                          -------   -------     ------      -------   -------
   Income from investment operations:
   Net investment income                                     0.21      0.20(a)    0.17(b)      0.13      0.18
   Net realized and unrealized gain (loss) on
      investments                                            4.69      1.75       1.14         2.53     (1.00)
                                                          -------   -------     ------      -------   -------
      Total from investment operations                       4.90      1.95       1.31         2.66     (0.82)
                                                          -------   -------     ------      -------   -------
   Less dividends and distributions:
   From net investment income                               (0.23)    (0.21)     (0.19)       (0.13)    (0.19)
                                                          -------   -------     ------      -------   -------
Net asset value, at end of year                           $ 28.10   $ 23.43     $21.69      $ 20.57   $ 18.04
                                                          =======   =======     ======      =======   =======
Total return                                                20.96%     9.01%      6.38%       14.78%    (4.23)%
Ratios/Supplemental Data:
   Net assets, at end of year (in 000's)                  $14,647   $12,755     $6,904      $11,181   $10,170
   Ratio of expenses to average net assets before
      reimbursement of expenses by Advisor                   1.00%     1.05%      1.05%        0.97%     0.96%
   Ratio of expenses to average net assets after
      reimbursement of expenses by Advisor                   1.00%     1.00%      1.00%        0.97%     0.96%
   Ratio of net investment income to average net assets
      before reimbursement of expenses by Advisor            0.83%     0.85%      0.89%(b)     0.65%     1.09%
   Ratio of net investment income to average net assets
      after reimbursement of expenses by Advisor             0.83%     0.90%      0.94%(b)     0.65%     1.09%
   Portfolio turnover                                         104%       98%       127%       39.13%    30.77%

----------
(a)  Per share data based on average shares outstanding during the period.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2007

NOTE (A) ORGANIZATION AND BUSINESS: McMorgan Funds (the "Trust"), is a no-load, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware statutory trust on February 3, 1994. The Trust offers shares of beneficial interest (collectively, the "Shares") in the following series:
McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan High Yield Fund (the "High Yield Fund"), McMorgan Balanced Fund (the "Balanced Fund") and McMorgan Equity Investment Fund (the "Equity Investment Fund") (each a "Fund" and collectively, the "Funds"). The Principal Preservation Fund commenced investment operations on July 13, 1994. The Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund commenced investment operations on July 14, 1994. The High Yield Fund commenced investment operations on November 3, 2003. The Principal Preservation Fund, the Intermediate Fixed Income Fund and the High Yield Fund only offer the Class McMorgan shares. Class Z shares of the Intermediate Fixed Income Fund closed on June 15, 2007. The Balanced Fund and the Equity Investment Fund offer two classes of shares: Class McMorgan shares and Class Z shares. The Fixed Income Fund offers four classes of shares: Class McMorgan shares, Class Z shares, Class R1 shares and Class R2 shares. Class Z shares commenced operations on January 25, 2001 for the Balanced Fund, on February 1, 2001 for the Fixed Income and Equity Investment Funds and on September 4, 2001 for the Intermediate Fixed Income Fund. Class R1 shares and Class R2 shares for the Fixed Income Fund commenced operations on January 2, 2004. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect solely that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment in the Principal Preservation Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Principal Preservation Fund will be able to maintain a stable net asset value of $1.00 per share.

Certain officers and trustees of the Funds are also officers and directors of McMorgan & Company LLC (the "Adviser"). The Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life Insurance Company, is the sub-advisor to the High Yield Fund, Equity Investment Fund and the equity portion of the Balanced Fund. No officer or employee of the Adviser receives any compensation from the Funds for acting as a trustee of the Funds. All Trust officers serve without direct compensation from the Funds.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES:

     (1) SECURITY VALUATION: The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of each Fund listed or traded on a stock exchange are valued at the last sale price on its principal exchange. If no sale price is reported, the security shall be valued at the mean between the closing bid price and asked price on that exchange. Securities traded over-the-counter are priced at the closing bid price supplied through such system. Fixed-income securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Funds' Board of Trustees.

     Rights and warrants are valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. In some situations, certain markets may be closed at the time at which a security must be valued. In these situations, a pricing service provides "snapshot" prices of such securities. All securities held in the portfolio of the Principal Preservation Fund and all debt securities with maturities of 60 days or less held by the other Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities for which

                                                                  MCMORGAN FUNDS

     market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value as determined in good faith by the Funds' Board of Trustees. Such fair valuation is determined by taking into account relevant factors and surrounding circumstances.

     (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements to earn income. A Fund may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Adviser or Subadvisor, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Each repurchase agreement will be fully collateralized with the collateral being marked to market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

     (3) INVESTMENT INCOME AND SECURITY TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on fixed income securities, other than short-term securities, are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Security transactions are accounted for on the date securities are purchased and sold. The cost of securities sold is determined using the first-in-first-out method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

     (4) FEDERAL INCOME TAXES: The Funds have each elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income and net realized capital gains. Each Fund qualified for such treatment for the year ended June 30, 2007. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements.

     (5) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

     (6) EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses, which cannot be directly attributed, are apportioned among each Fund in the Trust based on the relative net assets of each Fund.

     (7) FOREIGN SECURITIES: Investments in foreign securities, whether made directly or indirectly, involve certain inherent risks. There may be less information publicly available about a foreign corporate issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. Other risks include those related to changes in foreign currency exchange rates, political and economic developments, the possible imposition of foreign withholding tax on the interest or dividend income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by a Fund.

     (8) USE OF ESTIMATES: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (9) HIGH-YIELD SECURITIES ("JUNK BONDS"): Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt and additional risks in investing in high yield securities. These securities are considered speculative.

     In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

     (10) MORTGAGE DOLLAR ROLLS: Some of the Funds may enter into mortgage dollar roll ("MDR") transactions in which a Fund sells mortgage-backed securities ("MBS") for delivery to a counterparty and simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

     (11) SECURITIES LENDING: Each Fund (except the Principal Preservation Fund) may, from time to time, seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Adviser or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Adviser or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. (See Note G on page 75.)

     (12) RESTRICTED SECURITIES: Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act, to no more than 10% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid under procedure approved by the Board of Trustees. Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Information regarding restricted securities is included at the end of the Funds' Schedule of Investments.

                                                                  MCMORGAN FUNDS

Restricted securities held at June 30, 2007:

HIGH YIELD FUND

                                                   NUMBER OF
                                                   WARRANTS/
                                      DATE(S) OF     SHARE                   6/30/07     PERCENT OF
SECURITY                             ACQUISITION     AMOUNT      COST         VALUE      NET ASSETS
--------                             -----------   ---------   --------     --------     ----------
Haights Cross Communications, Inc.
   Preferred Stock
   16.00%, Class B                     1/22/04       6,286     $292,429     $242,011       0.2%
   Warrants                            1/22/04           7            0(a)         0(a)    0.0(b)
   Warrants, Preferred Class A         1/22/04       6,225           62           62       0.0(b)
                                                               --------     --------       ---
                                                               $292,491     $242,073       0.2%
                                                               ========     ========       ===

(a)  Less than one dollar.

(b)  Less than one-tenth of a percent.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Principal Preservation Fund declares dividends daily from its net investment income. The Principal Preservation Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. The Fixed Income Fund, High Yield Fund and Intermediate Fixed Income Fund distribute their respective net investment income to shareholders monthly and net realized capital gains, if any, are distributed annually. With respect to the Balanced Fund and the Equity Investment Fund, dividends from net investment income are distributed quarterly and net realized capital gains from investment transactions, if any, are distributed to shareholders annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006, was as follows:

                                 PRINCIPAL             INTERMEDIATE FIXED
                             PRESERVATION FUND            INCOME FUND            FIXED INCOME FUND
                          -----------------------   -----------------------   -----------------------
                             2007         2006         2007         2006         2007         2006
                          ----------   ----------   ----------   ----------   ----------   ----------
Distribution paid from:
   Ordinary income        $8,657,388   $5,829,860   $8,327,997   $6,538,757   $3,396,437   $2,938,769
   Long-term capital
      gain                        --           --           --           --           --           --
                          ----------   ----------   ----------   ----------   ----------   ----------
                          $8,657,388   $5,829,860   $8,327,997   $6,538,757   $3,396,437   $2,938,769
                          ==========   ==========   ==========   ==========   ==========   ==========

                                 HIGH YIELD FUND             BALANCED FUND         EQUITY INVESTMENT FUND
                            -------------------------   -----------------------   -----------------------
                                2007          2006         2007         2006         2007         2006
                            -----------   -----------   ----------   ----------   ----------   ----------
Distribution paid from:
   Ordinary income          $10,711,029   $10,655,458   $1,502,626   $1,471,130   $2,162,200   $1,916,318
   Long-term capital gain            --            --           --           --           --           --
                            -----------   -----------   ----------   ----------   ----------   ----------
                            $10,711,029   $10,655,458   $1,502,626   $1,471,130   $2,162,200   $1,916,318
                            ===========   ===========   ==========   ==========   ==========   ==========

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                  PRINCIPAL    INTERMEDIATE
                                PRESERVATION   FIXED INCOME   FIXED INCOME
                                    FUND           FUND           FUND
                                ------------   ------------   ------------
Undistributed ordinary income     $ 16,126     $   217,654    $    74,328
Capital loss carryforward               --      (3,060,793)    (1,755,448)
Other temporary difference         (15,524)             --             --
Unrealized depreciation                 --      (2,061,484)      (997,457)
Post October loss                       --              --        (95,774)
                                  --------     -----------    -----------
                                  $    602     $(4,904,623)   $(2,774,351)
                                  ========     ===========    ===========

                                                                                                 EQUITY
                                                                    HIGH YIELD    BALANCED     INVESTMENT
                                                                       FUND         FUND          FUND
                                                                   -----------   ----------   -----------
Undistributed ordinary income                                      $    13,242   $   27,359   $    16,785
Undistributed long-term capital gain (Capital loss carryforward)    (2,125,197)    (572,625)    1,325,442
Unrealized appreciation (depreciation)                                (778,466)   3,821,783    23,854,998
Post October loss                                                     (190,524)          --            --
                                                                   -----------   ----------   -----------
                                                                   $(3,080,945)  $3,276,517   $25,197,225
                                                                   ===========   ==========   ===========

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends, in each calendar year, at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On June 30, 2007, the following Funds had reclassifications between undistributed net investment income, accumulated net realized gain (loss) on investments and capital paid-in as a result of other reclassifications.

                                    DECREASE IN        INCREASE (DECREASE) IN
                                 UNDISTRIBUTED NET    ACCUMULATED NET REALIZED     CAPITAL
                                 INVESTMENT INCOME   GAIN (LOSS) ON INVESTMENTS    PAID-IN
                                 -----------------   --------------------------   --------
Intermediate Fixed Income Fund       $ (18,300)              $  18,300            $     --
Fixed Income Fund                      (12,877)                 12,877                  --
High Yield Fund                       (198,938)               (688,637)            887,575
Balanced Fund                           (5,500)                  5,500                  --

The reclassifications for the Funds are primarily due to paydown gain/(loss), reclassifications of consent fee payments, redemptions in-kind and interest written-offs.

Net assets of the Funds were unaffected by the reclassifications discussed.

NOTE (D) CAPITAL SHARE TRANSACTIONS (IN 000'S): Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                                           PRINCIPAL
                                       PRESERVATION FUND                  INTERMEDIATE FIXED INCOME FUND
                                    -----------------------   ------------------------------------------------------
                                         CLASS MCMORGAN            CLASS MCMORGAN                  CLASS Z
                                    -----------------------   -----------------------   ----------------------------
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    JULY 1, 2006     YEAR ENDED
                                     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,        THROUGH        JUNE 30,
                                       2007         2006         2007         2006      JUNE 1, 2007(B)      2006
                                    ----------   ----------   ----------   ----------   ---------------   ----------
Shares sold                           174,955      130,643       3,707        4,011           1               1
Shares issued in reinvestment
   of dividends and distributions       8,399        5,596         809          633          --(a)           --(a)
                                     --------     --------      ------       ------         ---             ---
                                      183,354      136,239       4,516        4,644           1               1
Shares redeemed                      (148,043)    (136,686)     (2,600)      (5,260)         (4)             --(a)
                                     --------     --------      ------       ------         ---             ---
Net increase (decrease)                35,311         (447)      1,916         (616)         (3)              1
                                     ========     ========      ======       ======         ===             ===

                                                    FIXED INCOME FUND
                                    -------------------------------------------------
                                         CLASS MCMORGAN               CLASS Z
                                    -----------------------   -----------------------
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                       2007         2006         2007         2006
                                    ----------   ----------   ----------   ----------
Shares sold                              676        1,795         424          578
Shares issued in reinvestment
   of dividends and distributions        177          156         139          117
                                      ------       ------        ----         ----
                                         853        1,951         563          695
Shares redeemed                       (1,008)      (1,465)       (458)        (488)
                                      ------       ------        ----         ----
Net increase (decrease)                 (155)         486         105          207
                                      ======       ======        ====         ====

                                                                  MCMORGAN FUNDS

                                                    FIXED INCOME FUND
                                    -------------------------------------------------
                                            CLASS R1                  CLASS R2
                                    -----------------------   -----------------------
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                       2007         2006         2007         2006
                                    ----------   ----------   ----------   ----------
Shares sold                            --           --           --           --
Shares issued in reinvestment
   of dividends and distributions      --(a)        --(a)        --(a)        --(a)
                                      ---          ---          ---          ---
                                       --(a)        --(a)        --(a)        --(a)
Shares redeemed                        --           --(a)        --           --
                                      ---          ---          ---          ---
Net increase                           --(A)        --(A)        --(A)        --(A)
                                      ===          ===          ===          ===

                                        HIGH YIELD FUND
                                    -----------------------
                                         CLASS MCMORGAN
                                    -----------------------
                                    YEAR ENDED   YEAR ENDED
                                     JUNE 30,     JUNE 30,
                                       2007         2006
                                    ----------   ----------
Shares sold                              174       3,105
Shares issued in reinvestment of
   dividends and distributions         1,067       1,028
                                      ------       -----
                                       1,241       4,133
Shares redeemed                       (5,486)       (825)
                                      ------       -----
Net increase (decrease)               (4,245)      3,308
                                      ======       =====

                                                               BALANCED FUND
                                             -------------------------------------------------
                                                  CLASS MCMORGAN               CLASS Z
                                             -----------------------   -----------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                2007         2006         2007         2006
                                             ----------   ----------   ----------   ----------
Shares sold                                      937           411         55           50
Shares issued in reinvestment of dividends        67            73          9            8
                                               -----        ------        ---          ---
                                               1,004           484         64           58
Shares redeemed                                 (924)       (1,346)       (58)         (65)
                                               -----        ------        ---          ---
Net increase (decrease)                           80          (862)         6           (7)
                                               =====        ======        ===          ===

                                                           EQUITY INVESTMENT FUND
                                             -------------------------------------------------
                                                  CLASS MCMORGAN               CLASS Z
                                             -----------------------   -----------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                2007         2006         2007         2006
                                             ----------   ----------   ----------   ----------
Shares sold                                      863         1,100         66           325
Shares issued in reinvestment of dividends        76            77          4             5
                                                ----        ------        ---          ----
                                                 939         1,177         70           330
Shares redeemed                                 (765)       (1,689)       (93)         (104)
                                                ----        ------        ---          ----
Net increase (decrease)                          174          (512)       (23)          226
                                                ====        ======        ===          ====

(a)  Less than one thousand.

(b)  Intermediate Fixed Income Fund Class Z fully redeemed on June 1, 2007.

NOTE (E) INVESTMENT TRANSACTIONS (IN 000'S): Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended June 30, 2007 were as follows:

                   INTERMEDIATE FIXED                                                                                EQUITY
                       INCOME FUND         FIXED INCOME FUND       HIGH YIELD FUND         BALANCED FUND         INVESTMENT FUND
                  --------------------   --------------------   --------------------   --------------------   --------------------
                  PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES
                  ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------
U.S. Government
   Securities      $466,619   $473,960    $193,237   $202,090    $    --    $     --    $ 59,763   $ 61,241    $     --   $     --
All others           75,405     70,115      30,993     28,866     59,109     101,194*     54,749     52,658     205,251    202,333
                   --------   --------    --------   --------    -------    --------    --------   --------    --------   --------
Total              $542,024   $544,075    $224,230   $230,956    $59,109    $101,194*   $114,512   $113,899    $205,251   $202,333
                   ========   ========    ========   ========    =======    ========    ========   ========    ========   ========

*    Includes $41,417 of redemptions in-kind transactions.

NOTE (F) FEES AND RELATED PARTY TRANSACTIONS:

     (1) ADVISORY: Under its investment advisory agreements with each of the Funds, the Adviser provides investment advisory services to the Funds. The Funds will pay the Adviser at the following annual percentage rates of the average daily net assets of each Fund: 0.25% for the Principal Preservation Fund; 0.35% for the Intermediate Fixed Income Fund and the Fixed Income Fund; 0.45% for the Balanced Fund; and 0.50% for the Equity Investment Fund and the High Yield Fund. These fees are accrued daily and paid monthly. The Adviser has voluntarily undertaken to absorb for the Class McMorgan of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund, operating expenses which cause total expenses to exceed 0.30%, 0.50%, 0.50%, 0.75%, 0.60% and 0.75%, respectively. An equivalent reduction will apply to Class Z shares, Class R1 shares and Class R2 shares. For the period July 1, 2006 through June 30, 2007, the net amount of expenses the Adviser absorbed, subject to repayment, totaled $268,400 for the Principal Preservation Fund; $145,464 for the Intermediate Fixed Income Fund; $169,874 for the Fixed Income Fund; $208,345 for the Balanced Fund and $3,952 for the Equity Investment Fund. It was not necessary for the Adviser to reimburse the High Yield Fund for expenses for the year ended June 30, 2007.

     The investment advisory agreements provide that any reductions or expense reimbursements made by the Adviser in its fees are subject to reimbursement by the Funds within the following three years of such reduction or reimbursement provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations.

     Since July 1, 2004 through June 30, 2007, the Adviser has reduced its management fee and otherwise absorbed Fund expenses for each Fund in the following amounts: Principal Preservation Fund $833,034; Intermediate Fixed Income Fund $514,246; Fixed Income Fund $557,803; Balanced Fund $697,832 and Equity Investment Fund $187,164. This amount is included within investment advisory fees in the Statement of Operations.

     As of June 30, 2007 the Adviser can recover the following reimbursement amounts:

                                 EXPIRES 2008   EXPIRES 2009   EXPIRES 2010     TOTAL
                                 ------------   ------------   ------------   --------
Principal Preservation Fund        $271,924       $292,710       $268,400     $833,034
Intermediate Fixed Income Fund      175,303        193,479        145,464      514,246
Fixed Income Fund                   189,912        198,017        169,874      557,803
Balanced Fund                       246,909        242,578        208,345      697,832
Equity Investment Fund               92,699         90,513          3,952      187,164

     Pursuant to sub-advisory agreements, the Adviser pays NYLIM the following:
     50% of the fee received by the Adviser from the High Yield Fund and 0.25% of the net asset value of the assets of the Equity Investment Fund and Balanced Fund.

     During the period, the Adviser of the Principal Preservation Fund identified a trade error, which resulted from a violation of a non-fundamental investment restriction. The Fund liquidated its position in the securities, which resulted in a loss to the Fund in the amount of $14 as shown in the Statement of Operations for the period ended June 30, 2007 as net decrease from the disposal of investments in violation of restrictions. This trade error did not affect the Fund's total return.

     (2) DISTRIBUTION AND SERVICE FEES: The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class Z Shares of the Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund and Class R2 shares of the Fixed Income Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the applicable Fund will reimburse NYLIFE Distributors LLC, an affiliate of the Adviser, who serves as distributor to the Funds pursuant to an Underwriting Agreement, or a third party administrator for actual distributions and shareholder servicing expenses incurred, on an annual basis of 0.25% of each Fund's Class Z and Class R2 shares average daily net assets. The High Yield Fund, which is also covered under the Plan, does not currently offer Class Z shares. The Intermediate Fixed Income Fund only had Class Z shares outstanding until June 1, 2007.

     The Trust has also adopted Shareholder Service Plans for the Class R1 and R2 shares of the Fixed Income Fund. In accordance with the Shareholder Service Plans, the Adviser has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1

                                                                  MCMORGAN FUNDS

     and R2 shares. For its services, the Adviser is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares.

     (3) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT: NYLIM Service Company LLC, an affiliate of the Adviser, serves as the Funds' transfer agent. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, by which it will perform certain of the services for which NYLIM Service Company LLC is responsible. Transfer agent expenses accrued for the year ended June 30, 2007 for each Fund were as follows: Principal Preservation Fund $35,422; Intermediate Fixed Income Fund $40,637; Fixed Income Fund $36,793; High Yield Fund $16,505; Balanced Fund $48,557; and Equity Investment Fund $53,645.

     (4) ADMINISTRATOR: NYLIM serves as Administrator for the Funds. For providing administrative services to the Funds, NYLIM receives from each Fund a basic fee, computed daily and paid monthly. Administration fees accrued for the year ended June 30, 2007 for each Fund were as follows:
     Principal Preservation Fund $83,183; Intermediate Fixed Income Fund $94,123; Fixed Income Fund $45,106; High Yield Fund $69,041; Balanced Fund $41,609; and Equity Investment Fund $107,218.

     The Funds pay the Administrator a monthly fee for accounting services provided. Fees for accounting services provided to the Funds by the Administrator, or its designee for the year ended June 30, 2007 were as follows: Principal Preservation Fund $49,319; Intermediate Fixed Income Fund $60,860; Fixed Income Fund $46,021; High Yield Fund $44,896; Balanced Fund $44,963; and Equity Investment Fund $64,826.

     Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM. (See Note L on page 76)

     (5) TRUSTEES FEES: The non-interested Trustees of McMorgan Funds each receive a flat fee of $44,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting of the Board of Trustees they attend. The Independent Chairman receives a flat fee of $51,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting attended. No officer or employee of McMorgan & Company LLC receives any compensation from McMorgan Funds for acting as a Trustee of McMorgan Funds.

NOTE (G) PORTFOLIO SECURITIES LOANED: As of June 30, 2007, the following Funds had securities on loan and received collateral as follows:

                                   MARKET VALUE OF       CASH
PORTFOLIO                        SECURITIES ON LOAN    COLLATERAL
---------                        ------------------   -----------
Intermediate Fixed Income Fund       $10,877,193      $11,120,720
Fixed Income Fund                      6,929,406        7,094,119
High Yield Fund                       10,443,237       10,714,352
Balanced Fund                          2,723,090        2,800,129
Equity Investment Fund                 5,193,533        5,370,310

The cash collateral received for securities on loan is used to purchase highly liquid short-term investments. Securities purchased with collateral received are valued at amortized cost which approximates market value.

NOTE (H) CAPITAL LOSS CARRYFORWARD AND POST OCTOBER LOSSES: As of June 30, 2007, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:

                                 EXPIRES IN 2012   EXPIRES IN 2014   EXPIRES IN 2015      TOTAL
                                 ---------------   ---------------   ---------------   ----------
Intermediate Fixed Income Fund       $     --          $747,036         $2,313,757     $3,060,793
Fixed Income Fund                          --           153,472          1,601,976      1,755,448
High Yield Fund                            --           768,270          1,356,927      2,125,197
Balanced Fund                         572,625                --                 --        572,625

The Balanced and Equity Investment Funds utilized $4,366,186 and $15,575,677, respectively, of capital loss carryforwards during the year ended June 30, 2007.

As of June 30, 2007, the Funds had realized capital losses during the period November 1, 2006 through June 30, 2007, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2008.

                    POST OCTOBER LOSS
                    -----------------
Fixed Income Fund        $ 95,774
High Yield Fund           190,524

NOTE (I) INDEMNIFICATIONS: In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

NOTE (J) NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" an Interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Fund's financial statements upon adoption. Management continually reviews each Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

NOTE (K) REORGANIZATIONS: At a meeting held on June 6, 2007, the Board of Trustees of the Trust approved the following reorganizations for submission to shareholders:

     - McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into Mainstay Institutional Bond Fund.

     - McMorgan Principal Preservation Fund into Mainstay Principal Preservation Fund.

     -    McMorgan Equity Investment Fund into Mainstay Common Stock Fund.

If shareholders approve the reorganizations, the transactions are expected to close on or about November 27, 2007.

Additionally, the Trustees of the Trust approved the closure of the McMorgan High Yield Fund and the McMorgan Balanced Fund to all new investors as of June 6, 2007. The Trustees of the Trust also approved the liquidation of each of these funds, which is expected to occur on or about November 29, 2007.

NOTE (L) SUBSEQUENT EVENTS: Effective July 1, 2007, the Funds changed their year end from June 30 to October 31. Effective July 2, 2007, the parent company of IBT was acquired by State Street Bank & Trust Company. There were no changes to the services provided as a result of this acquisition.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND TRUSTEES OF
MCMORGAN FUNDS
SAN FRANCISCO, CALIFORNIA

We have audited the accompanying statements of assets and liabilities of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund, each a series of shares of beneficial interest of McMorgan Funds, including the portfolios of investments, as of June 30, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
AUGUST 9, 2007

                        MCMORGAN FUNDS ANNUAL REPORT 2007

McMorgan Funds -- Trustees And Officers

The Trust's Board of Trustees has the ultimate responsibility of running the Funds. Information about the Trust's Trustees are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-831-1994.

                                                                Term of Office and
Name, Address and Age         Position(s) Held with Fund     Length of Time Served(1)
---------------------      -------------------------------   ------------------------
Kenneth I. Rosenblum       Trustee                           Since inception
McMorgan & Company LLC     Chairman                          Since 8/23/04
One Bush Street
San Francisco, CA 94104
66

Alan Lindquist             Trustee                           Since 8/24/04
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104
62

Walter B. Rose             Trustee                           Since inception
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104
61

Mark R. Taylor*            President                         Since 8/23/04
McMorgan & Company LLC     Trustee                           Since 8/24/04
One Bush Street
San Francisco, CA 94104
48

Jack Benintende*           Treasurer, Principal Accounting   Since 6/07
New York Life Investment   Officer and Principal Financial
Management LLC             Officer
51 Madison Avenue
New York, NY 10010
43

Vincent J. Bencivenga*     Chief Compliance Officer          Since 8/23/04
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104
56

Robert A. Anselmi*         Chief Legal Officer               Since 2005
New York Life Investment
Management LLC
51 Madison Avenue
New York, NY 10010
60

Teresa Matzelle*           Vice President & Secretary        Since 8/23/04
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104
54

(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.

*    An "interested person" as defined in the 1940 Act.

                                                    Number of Portfolios in Fund   Other Directorships
Principal Occupation(s) During Past 5 years          Complex Overseen by Trustee    Held by Trustee
-------------------------------------------         ----------------------------   -------------------
Independent Consultant                                            6                        N/A

Independent Consultant; prior thereto, Partner,                   6                        N/A
Thomas Havey LLP

President, Venture Consulting Corp.                               6                        N/A
(1998 - Present); prior thereto, President,
McBain, Rose Partners

Executive Vice President, McMorgan & Company LLC                  6                        N/A

Treasurer and Principal Financial and Accounting                  6                        N/A
Officer, MainStay Funds, Eclipse Funds, Eclipse
Funds Inc., MainStay VP Series Fund, Inc. and
ICAP Funds, Inc. (since June 2007); Vice
President, Prudential Investments (2000 to 2007);
Assistant Treasurer, JennisonDryden Family of
Funds, Target Portfolio Trust, The Prudential
Series Fund and American Skandia Trust (2006 to
2007); Treasurer and Principal Financial Officer,
The Greater China Fund (2007).

Chief Compliance Officer, McMorgan & Company LLC;                 6                        N/A
prior thereto Principal, Compliance Group West

Senior Managing Director, General Counsel, and                    6                        N/A
Secretary, New York Life Investment Management
LLC (including predecessor advisory
organizations); General Counsel and Secretary,
New York Life Investment Management Holdings LLC;
Senior Vice President, New York Life Insurance
Company; Vice President and Secretary, McMorgan &
Company LLC; Secretary, NYLIM Service Company
LLC, NYLCAP Manager LLC, and Madison Capital
Funding LLC; Chief Legal Officer, Eclipse Funds,
Eclipse Funds Inc., MainStay VP Series Fund,
Inc., and McMorgan Funds.

Vice President, McMorgan & Company LLC                            6                        N/A

                        MCMORGAN FUNDS ANNUAL REPORT 2007

ADVISORY AGREEMENT RENEWALS.

The Board of Trustees of the Trust (the "Board"), including all of the independent Trustees, met on March 15, 2007 to consider the Investment Advisory Agreements (the "Advisory Agreements") between the McMorgan Funds (the "Funds") and McMorgan & Company LLC, the investment adviser to the Funds (the "Adviser"). At the meeting, the Board requested and received written materials and oral presentations from the Adviser and Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent fund consultant.

On the basis of the information provided to it and its evaluation of that information, the Board, including all of the independent Trustees, determined to approve the renewal of the Advisory Agreements for an additional year.

Nature, Extent and Quality of Services. In reaching its determinations, the Board considered the following factors, among others: The Board examined the nature, extent and quality of the services provided and to be provided by the Adviser to the Funds. The Board evaluated the Adviser's experience in serving as an investment adviser and observed that the Adviser currently provides investment advice to various clients, including other pooled investment vehicles. The Board noted the qualifications of key personnel of the Adviser in providing investment management and administrative services, their attention to the Funds, any turnover in such personnel, and the systems used by the Adviser. The Board also noted the reputation, organizational structure, financial condition, compliance program and compliance history of the Adviser and its affiliates, as well as the investment by the Adviser and its affiliates in the Funds. The Board considered the terms of the Advisory Agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including the day-to-day management of the fixed income portfolios of the McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), the McMorgan Fixed Income Fund (the "Fixed Income Fund"), the McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") and the McMorgan Balanced Fund (the "Balanced Fund"), the oversight of general Fund compliance, and the implementation of the Board's directives as they relate to the Funds. The Board additionally noted the Adviser's oversight of New York Life Investment Management LLC ("NYLIM") as the sub-adviser of the equity portfolios of the McMorgan Equity Investment Fund (the "Equity Fund") and the Balanced Fund, as well as the sub-adviser of the McMorgan High Yield Fund (the "High Yield Fund"). The Board concluded that the nature, extent and quality of services provided and to be provided by the Adviser to each Fund were satisfactory.

Investment Performance of the Funds and the Adviser. The Board examined the performance information for the Funds provided by Strategic Insight and the Adviser and considered the independence of Strategic Insight and the assumptions underlying the information provided by Strategic Insight. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended December 31, 2006 and compared the returns to those of the Funds' peer universes for the same time periods. The Board commended the Adviser on the top quintile performance of the Principal Preservation Fund over the preceding one, three, five and ten year periods. The Board observed that the performance records of the Equity and Balanced Funds had demonstrated continued improvement since equity portfolio management responsibilities had been transferred from the Adviser to NYLIM in 2005, with both Funds advancing to the second quintile of their respective performance universes for the one and two year periods. The Board noted the improvement in the one year return of the Intermediate Fixed Income Fund to the first quintile of its performance universe, bringing its performance over the three year period up to the second quintile and over the five and ten year periods to the third quintile. By comparison, the one year return of the Fixed Income Fund slipped to the fourth quintile of its performance universe, bringing its performance over the three, five and ten year periods down to the third quintile. It was noted that the longer term returns of the Fixed Income Fund remained at or above the median for its performance universe and above that of its benchmark, the Lehman Brothers U.S. Government/Credit Index. The Board considered the fifth and fourth quintile performance of the High Yield Fund for the one and three year periods. The weak relative performance was largely attributed to the fact that the High Yield Fund had been managed more conservatively and used a different benchmark than the funds in its performance universe.

Comparative Fees and Expense Ratios. The Board examined fee and expense information for the Funds, as compared to other funds in each Fund's peer group, provided by Strategic Insight. The Board determined that the management fees for each Fund were lower than the median management fees for other mutual funds similar in size, investment style and distribution structure, with the exception of the management fees of the High Yield Fund, which were in the third quintile of its peer group. The Board also evaluated the total expense ratios of the funds in the respective peer groups and determined that each Fund's expense ratio was lower than the median expense ratios of those funds. It was noted that the total expense ratio of the High Yield Fund had improved relative to the funds in its peer group as it increased its assets. The Board considered the fee rates paid under contracts between the Adviser and NYLIM and their other similar institutional accounts and determined that those rates were generally consistent with the rates paid by the Funds given the services provided. In view of the information presented, the Board concluded that each Fund's management fee was reasonable.

Costs of Services and Profits Realized by the Adviser. The Board considered the costs to the Adviser of serving as the investment adviser to the Funds, including the direct and indirect costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the Advisory Agreements. The Board noted that the Adviser is responsible for paying NYLIM's sub-advisory fees. In addition, the Board noted that the Adviser is responsible for paying the salaries, expenses, and fees of all Trustees and officers of the Trust who are also directors and officers of the Adviser. The Board considered the revenues that the Adviser expected to receive for serving as the investment adviser to the Funds, the fact that the Adviser was reimbursing certain expenses of the Funds, and the relatively low management fees and expense ratios of the Funds. In light of these and other considerations, the Board concluded that the profits to be realized by the Adviser were not excessive.

Economies of Scale. The Board considered the extent to which the management fees to be paid to the Adviser reflected economies of scale. In this connection, the Board noted that the Funds were still relatively small, the Adviser was currently reimbursing certain expenses of the Funds and the management fees of the Funds were generally below the median fees for other similar funds at the same asset levels. Based on its review, the Board concluded that each Fund's management fee structure was reasonable.

Other Benefits to the Adviser and Affiliates. In evaluating the benefits that are expected to accrue to the Adviser from its relationship with the Funds, the Board recognized that the Adviser and certain of its affiliates serve the Trust in various other capacities, including as sub-adviser, administrator, accounting agent, transfer agent and distributor, receive compensation from the Trust for these services and outsource certain of these services to unaffiliated third parties. The Board also noted that the Funds provide an investment vehicle for clients of the Adviser.

During its deliberations, the Board considered the potential effects of the plan for the restructuring of the Funds recently proposed by the Adviser and NYLIM. Under the plan, the Equity, Fixed Income, Intermediate Fixed Income and Principal Preservation Funds would be acquired by other fund groups sponsored and managed by NYLIM, and the Balanced and High Yield Funds would be liquidated.

SUB-ADVISORY AGREEMENT RENEWALS

(Equity, Balanced and High Yield Funds only). The Board, including all of the independent Trustees, met on March 15, 2007, to consider the renewal of the Sub-Advisory Agreements between NYLIM, as the sub-adviser, and the Adviser with respect to the Equity Fund, Balanced Fund, and High Yield Fund (the "Sub-Advised Funds"). At the meeting, the Board requested and received written materials and oral presentations from NYLIM, the Adviser and Strategic Insight. On the basis of the information provided to it and its evaluation of that information, the Board, including all of the independent Trustees, determined to approve the renewal of the Sub-Advisory Agreements for an additional year. In reaching its determinations, the Board considered the following factors, among others:

                        MCMORGAN FUNDS ANNUAL REPORT 2007

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided and to be provided by NYLIM to the Sub-Advised Funds. The Board evaluated NYLIM's experience in serving as an investment adviser and sub-adviser and noted that NYLIM currently provides investment advice to various clients, including other registered funds and pooled investment vehicles. The Board noted the qualifications of key personnel of NYLIM in providing investment management and administrative services, their attention to the Sub-Advised Funds, any turnover in such personnel and the systems used by NYLIM. The Board also noted the reputation, organizational structure, financial condition, compliance program and compliance history of NYLIM and its affiliates, as well as the investment by NYLIM and its affiliates in the Sub-Advised Funds. The Board considered the terms of the Sub-Advisory Agreements and the responsibilities that NYLIM has as sub-adviser to the Sub-Advised Funds, including the responsibility for the day-to-day management of the investment portfolios of the Equity Fund, the equity portion of the Balanced Fund and the High Yield Fund, compliance with each Sub-Advised Fund's policies and objectives, and the implementation of the Board's directives as they relate to the Sub-Advised Funds. The Board concluded that the nature, extent and quality of services provided and to be provided by NYLIM to each Sub-Advised Fund were satisfactory.

Investment Performance of NYLIM. The Board examined the performance information for the Sub-Advised Funds provided by Strategic Insight and the Adviser. The Board observed that the performance records of the Equity and Balanced Funds had demonstrated continued improvement since equity portfolio management responsibilities had been transferred from the Adviser to NYLIM in 2005, with both Funds advancing to the second quintile of their respective performance universes for the one and two year periods. The Board noted the fifth and fourth quintile performance of the High Yield Fund for the one and three year periods. The weak relative performance was largely attributed to the fact that the High Yield Fund was managed more conservatively and used a different benchmark than the funds in its performance universe.

Comparative Fees and Expense Ratios; Costs of Services and Profits Realized by NYLIM; Economies of Scale. Because NYLIM is an affiliate of the Adviser and the Adviser is paying NYLIM's sub-advisory fees, the Board did not consider comparative fees and expense ratios, costs of services and profits realized and economies of scale as they related to NYLIM separately from their consideration of the same factors as they related to the Adviser.

Benefits Accrued by NYLIM and Its Affiliates. In evaluating the benefits that are expected to accrue to NYLIM from its relationship with the Funds, the Board recognized that NYLIM and certain of its affiliates serve the Trust in various other capacities, including as adviser, administrator, accounting agent, transfer agent and distributor and receive compensation from the Trust for these services. The Board took into account that NYLIM and its affiliates have outsourced their day-to-day responsibilities as the Funds' administrator, accounting agent and transfer agent to unaffiliated third parties and the Board considered the nature of those arrangements. The Board noted that the Funds provide an investment vehicle for customers of NYLIM and its affiliates and that NYLIM is expected to benefit from "soft dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions on trades of the portfolio securities of the Funds.

During their deliberations, the Board considered the potential effects of the plan for the restructuring of the Funds recently proposed by the Adviser and NYLIM.

The foregoing discussions of the Advisory Agreements and the Sub-Advisory Agreements are not intended to be all-inclusive. With respect to each Advisory Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the factors considered in reaching its determinations to approve the Advisory Agreements and the Sub-Advisory Agreements. These determinations were made on the basis of each Trustee's business judgment after consideration of all factors taken as a whole.

FEDERAL INCOME TAX INFORMATION - (UNAUDITED)

A portion of the dividends paid by the following Funds during the fiscal year ended June 30, 2007 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the qualified dividend income and for the corporate dividend-received deduction.

                             QDI%   DRD%
                            -----   ----
Balanced Fund ...........    47.1%  45.0%
Equity Investment Fund ..   100.0   96.1
High Yield Fund .........     0.9    0.9

In January 2008, shareholders will receive an IRS Form 1099-DIVor substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calender year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end June 30, 2007.

MCMORGAN FUNDS -- PROXY VOTING GUIDELINES (UNAUDITED)

McMorgan & Company LLC, the investment adviser of the Funds, votes all proxies of the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies is available (1) without charge, upon request, by calling 1-800-831-1994, (2) on the McMorgan Funds' website (www.McMorganFunds.com), and (3) on the SEC's website (www.sec.gov). Information regarding how McMorgan & Company LLC voted proxies during the most recent 12 month period ended June 30 is available (without charge), (1) on the McMorgan Funds' website (www.McMorganFunds.com), and (2) on the SEC's website (www.sec.gov).

MCMORGAN FUNDS -- SCHEDULE OF INVESTMENTS

The Funds file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800- 732-0330 for information on the operation of the Public Reference Room).

                              (MCMORGAN FUNDS LOGO)

                           STRAIGHT FORWARD INVESTING
                                    ESTD 1994

BOARD OF TRUSTEES
Alan C. Lindquist
Walter B. Rose
Kenneth I. Rosenblum
Mark R. Taylor

OFFICERS
Mark R. Taylor, President and Principal Executive Officer
Jack Benintende, Treasurer and Principal Financial Officer
Vincent J. Bencivenga, Chief Compliance Officer
Robert A. Anselmi, Chief Legal Officer
Teresa Matzelle, Vice President and Secretary

INVESTMENT ADVISOR
McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
P.O. Box 9130
Boston, MA 02117

UNDERWRITER
NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

LEGAL COUNSEL
Sutherland Asbill & Brennan, LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004

SHAREHOLDER SERVICES
NYLIM Service Company LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

For Additional Information about McMorgan Funds call:
(800) 831-1994 (7AM TO 5PM PST)

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

ITEM 2. CODE OF ETHICS.

     Registrant has adopted a code of ethics (the "Code") that applies to Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. Schedule I has been updated to reflect change of covered officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO and PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Alan Lindquist. Mr. Lindquist is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $101,000 for 2006 and $107,500 for 2007.

     (b) Audit-Related Fees. No fees were billed by the principal accountant during the last two fiscal years for audit-related services.

     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $12,000 for 2006 and $12,000 for 2007.

     (d) All Other Fees. No fees were billed during the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) and (c) of this item.

     (e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the


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

     Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) There were zero hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) All non-audit fees billed by the principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2007 and June 30, 2006 are disclosed in 4(b)-(d) above.

     The aggregate non-audit fees billed by the principal accountant for the Registrant for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended June 30, 2007 and (ii) $0 for the fiscal year ended June 30, 2006.

     (h) N/A

ITEM 5.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


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

     The Nominating and Governance Committee selects and nominates candidates for membership on the Board as independent trustees. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal period covered by this Report that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics of Principal Executive and Senior Financial Officers

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940 are furnished as exhibits to this filing.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MCMORGAN FUNDS


By: /s/ Mark R. Taylor
    --------------------------
    MARK R. TAYLOR
    PRESIDENT AND
    PRINCIAL EXECUTIVE OFFICER

Date: September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


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


By: /s/ Mark R. Taylor
    ------------------------------------------
    MARK R. TAYLOR
    PRESIDENT AND
    PRINCIAL EXECUTIVE OFFICER

Date: September 4, 2007


By: /s/ Jack R. Benintende
    ------------------------------------------
    JACK R. BENINTENDE
    TREASURER AND
    PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

Date: September 4, 2007

                                  EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.


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